UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2546

Fidelity Commonwealth Trust
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2008

Item 1. Reports to Stockholders

Fidelity®

100 Index

Fund

Annual Report

November 30, 2008
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Geode is a registered trademark of Geode Capital Management, LLC.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2008	Past 1 year	Life of fund A
Fidelity® 100 Index Fund	-35.95%	-19.77%

A From March 29, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® 100 Index Fund on March 29, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also show how the Standard & Poor's 100SM Index
(S&P 100®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Jeffrey Adams, who oversees Fidelity® 100 Index Fund's investment management team as Head of Indexing for Geode Capital Management, LLC

Equity markets dropped sharply during the 12 months ending November 30, 2008, as home values fell, credit availability decreased and liquidity became increasingly scarce. In that time, the Standard & Poor's 500SM Index fell 38.09%. All 10 sectors in the S&P 500® were negative, led by a nearly 58% decline in financials. Beginning in September, the U.S. economy spiraled downward, as several large financial institutions went bankrupt, were forced into acquisitions or were taken over by the federal government. The Federal Reserve Board facilitated many of these and other transactions, and also lowered the federal funds target rate twice in October - on top of five other rate cuts during the year - leaving it at 1.00% at period end. The stock market continued to perform erratically, however, as unemployment levels rose, energy prices dropped and consumer confidence waned. The Dow Jones Industrial AverageSM declined 32.11% for the 12-month period, while the technology-heavy NASDAQ Composite® Index dropped 41.80%. By comparison, the MSCI® EAFE® Index (Europe, Australasia, Far East) - a measure of developed markets outside the U.S. and Canada - tumbled 47.70%.

During the year ending November 30, 2008, the fund fell 35.95%, in line with the 35.78% loss of its benchmark, the Standard & Poor's 100SM Index. In a very difficult environment for investors, the consumer staples sector lost the least ground overall, followed by the energy sector. As mentioned, financials was the single-worst-performing group. Materials, industrials and technology stocks also underperformed the index. Few individual stocks made positive performance contributions during the past year. One that did was discount retail giant Wal-Mart Stores, whose sales remained solid despite weakness in the economy. Brewer Anheuser-Busch also performed well, rising after the company agreed to be acquired for a substantial premium by Belgium's InBev. By a wide margin, industrial conglomerate General Electric was the biggest detractor in the index, losing roughly half its value in part because of worries about the company's finance unit. Several financial stocks were among the weakest performers in the index. Lacking needed liquidity, American International Group (AIG) accepted an $85 billion government loan guarantee in exchange for an 80% federal ownership stake. Bank of America reported a significant drop in third-quarter profits, cut its dividend and announced plans to raise additional capital. The tough economic conditions weighed on diversified financial company Citigroup as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2008 to November 30, 2008).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. An annual index fund fee of $10 that is charged once a year may apply for certain accounts with a value of less than $10,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual index fund fee of $10 that is charged once a year may apply for certain accounts with a value of less than $10,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value June 1, 2008	Ending Account Value November 30, 2008	Expenses Paid During Period * June 1, 2008 to November 30, 2008
Actual	.20%	$ 1,000.00	$ 686.10	$ .84
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,024.00	$ 1.01

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	8.2	6.6
Procter & Gamble Co.	3.8	2.8
General Electric Co.	3.6	4.2
AT&T, Inc.	3.3	3.4
Johnson & Johnson	3.2	2.6
Chevron Corp.	3.2	2.9
Microsoft Corp.	3.1	3.1
Wal-Mart Stores, Inc.	2.5	1.9
JPMorgan Chase & Co.	2.3	2.1
Pfizer, Inc.	2.2	1.8
	35.4
Market Sectors as of November 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	17.4	18.7
Energy	16.2	15.1
Consumer Staples	15.3	13.4
Health Care	13.4	10.6
Financials	11.7	15.2
Industrials	10.4	11.6
Telecommunication Services	5.3	5.3
Consumer Discretionary	5.3	5.6
Utilities	2.0	1.9
Materials	1.2	1.9

Annual Report

Investments November 30, 2008

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value
CONSUMER DISCRETIONARY - 5.3%
Automobiles - 0.1%
Ford Motor Co. (a)(d)	2,340,774	$ 6,296,682
Hotels, Restaurants & Leisure - 1.3%
McDonald's Corp.	1,164,180	68,395,575
Media - 2.6%
CBS Corp. Class B	703,803	4,687,328
Comcast Corp. Class A	3,020,667	52,378,366
The Walt Disney Co.	1,942,330	43,741,272
Time Warner, Inc.	3,708,659	33,563,364
		134,370,330
Multiline Retail - 0.5%
Target Corp.	781,164	26,372,097
Specialty Retail - 0.8%
Home Depot, Inc.	1,758,120	40,630,153
TOTAL CONSUMER DISCRETIONARY		276,064,837
CONSUMER STAPLES - 15.3%
Beverages - 3.6%
PepsiCo, Inc.	1,620,506	91,882,690
The Coca-Cola Co.	2,057,708	96,444,774
		188,327,464
Food & Staples Retailing - 3.3%
CVS Caremark Corp.	1,485,591	42,978,148
Wal-Mart Stores, Inc.	2,321,124	129,704,409
		172,682,557
Food Products - 1.3%
Campbell Soup Co.	219,203	7,025,456
H.J. Heinz Co.	323,279	12,556,156
Kraft Foods, Inc. Class A	1,571,433	42,758,692
Sara Lee Corp.	731,194	6,712,361
		69,052,665
Household Products - 4.5%
Colgate-Palmolive Co.	523,495	34,063,820
Procter & Gamble Co.	3,100,871	199,541,049
		233,604,869
Personal Products - 0.2%
Avon Products, Inc.	440,648	9,297,673
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Tobacco - 2.4%
Altria Group, Inc.	2,132,073	$ 34,283,734
Philip Morris International, Inc.	2,133,604	89,952,745
		124,236,479
TOTAL CONSUMER STAPLES		797,201,707
ENERGY - 16.2%
Energy Equipment & Services - 2.0%
Baker Hughes, Inc.	319,060	11,112,860
Halliburton Co.	907,674	15,975,062
National Oilwell Varco, Inc. (a)	432,041	12,222,440
Schlumberger Ltd. (NY Shares)	1,241,729	63,005,329
		102,315,691
Oil, Gas & Consumable Fuels - 14.2%
Chevron Corp.	2,126,629	168,024,957
ConocoPhillips	1,573,185	82,623,676
El Paso Corp.	725,830	5,363,884
Exxon Mobil Corp.	5,376,429	430,920,784
Occidental Petroleum Corp.	845,776	45,790,313
Williams Companies, Inc.	596,506	9,675,327
		742,398,941
TOTAL ENERGY		844,714,632
FINANCIALS - 11.7%
Capital Markets - 2.1%
Bank of New York Mellon Corp.	1,186,323	35,838,818
Goldman Sachs Group, Inc.	449,714	35,522,909
Merrill Lynch & Co., Inc.	1,585,252	20,957,031
Morgan Stanley	1,147,965	16,932,484
		109,251,242
Commercial Banks - 3.4%
Regions Financial Corp.	719,204	7,328,689
U.S. Bancorp, Delaware	1,803,238	48,651,361
Wachovia Corp.	2,234,680	12,558,902
Wells Fargo & Co.	3,846,992	111,139,599
		179,678,551
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Consumer Finance - 0.8%
American Express Co.	1,200,103	$ 27,974,401
Capital One Financial Corp. (d)	388,931	13,383,116
		41,357,517
Diversified Financial Services - 5.0%
Bank of America Corp.	5,191,256	84,357,910
Citigroup, Inc.	5,636,648	46,727,812
JPMorgan Chase & Co.	3,813,344	120,730,471
NYSE Euronext	275,342	6,555,893
		258,372,086
Insurance - 0.4%
Allstate Corp.	560,538	14,260,087
American International Group, Inc.	2,783,272	5,594,377
Hartford Financial Services Group, Inc.	311,877	2,635,361
		22,489,825
TOTAL FINANCIALS		611,149,221
HEALTH CARE - 13.4%
Biotechnology - 1.2%
Amgen, Inc. (a)	1,095,197	60,827,241
Health Care Equipment & Supplies - 1.7%
Baxter International, Inc.	649,704	34,369,342
Covidien Ltd.	519,432	19,141,069
Medtronic, Inc.	1,167,924	35,645,040
		89,155,451
Health Care Providers & Services - 0.6%
CIGNA Corp.	284,511	3,445,428
UnitedHealth Group, Inc.	1,260,414	26,481,298
		29,926,726
Pharmaceuticals - 9.9%
Abbott Laboratories	1,595,690	83,598,199
Bristol-Myers Squibb Co.	2,049,145	42,417,302
Johnson & Johnson	2,892,645	169,451,144
Merck & Co., Inc.	2,217,723	59,257,559
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Pfizer, Inc.	6,977,754	$ 114,644,498
Wyeth	1,380,280	49,703,883
		519,072,585
TOTAL HEALTH CARE		698,982,003
INDUSTRIALS - 10.4%
Aerospace & Defense - 2.8%
General Dynamics Corp.	411,214	21,247,427
Honeywell International, Inc.	770,583	21,468,442
Raytheon Co.	431,544	21,059,347
The Boeing Co.	766,245	32,665,024
United Technologies Corp.	998,228	48,444,005
		144,884,245
Air Freight & Logistics - 1.6%
FedEx Corp.	322,117	22,757,566
United Parcel Service, Inc. Class B	1,043,572	60,109,747
		82,867,313
Industrial Conglomerates - 4.7%
3M Co.	723,540	48,426,532
General Electric Co.	10,864,494	186,543,362
Tyco International Ltd.	491,496	10,272,266
		245,242,160
Machinery - 0.5%
Caterpillar, Inc.	630,096	25,827,635
Road & Rail - 0.8%
Burlington Northern Santa Fe Corp.	292,331	22,395,478
Norfolk Southern Corp.	388,377	19,213,010
		41,608,488
TOTAL INDUSTRIALS		540,429,841
INFORMATION TECHNOLOGY - 17.4%
Communications Equipment - 3.0%
Cisco Systems, Inc. (a)	6,114,609	101,135,633
QUALCOMM, Inc.	1,698,597	57,021,901
		158,157,534
Computers & Peripherals - 6.4%
Apple, Inc. (a)	916,990	84,977,463
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
Dell, Inc. (a)	1,804,153	$ 20,152,389
EMC Corp. (a)	2,143,250	22,654,153
Hewlett-Packard Co.	2,535,123	89,439,139
International Business Machines Corp.	1,402,425	114,437,880
		331,661,024
Internet Software & Services - 1.4%
Google, Inc. Class A (sub. vtg.) (a)	247,372	72,470,101
IT Services - 0.2%
MasterCard, Inc. Class A (d)	74,879	10,879,919
Office Electronics - 0.1%
Xerox Corp.	902,868	6,311,047
Semiconductors & Semiconductor Equipment - 1.9%
Intel Corp.	5,819,458	80,308,520
Texas Instruments, Inc.	1,356,918	21,127,213
		101,435,733
Software - 4.4%
Microsoft Corp.	8,127,835	164,344,824
Oracle Corp. (a)(d)	4,056,065	65,262,086
		229,606,910
TOTAL INFORMATION TECHNOLOGY		910,522,268
MATERIALS - 1.2%
Chemicals - 0.8%
Dow Chemical Co.	957,455	17,760,790
E.I. du Pont de Nemours & Co.	933,849	23,402,256
		41,163,046
Metals & Mining - 0.2%
Alcoa, Inc.	841,964	9,059,533
Paper & Forest Products - 0.2%
International Paper Co.	442,571	5,510,009
Weyerhaeuser Co.	218,703	8,227,607
		13,737,616
TOTAL MATERIALS		63,960,195
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - 5.3%
Diversified Telecommunication Services - 5.2%
AT&T, Inc.	6,099,976	$ 174,215,315
Verizon Communications, Inc.	2,947,752	96,244,103
		270,459,418
Wireless Telecommunication Services - 0.1%
Sprint Nextel Corp.	2,954,439	8,242,885
TOTAL TELECOMMUNICATION SERVICES		278,702,303
UTILITIES - 2.0%
Electric Utilities - 1.9%
American Electric Power Co., Inc.	416,388	13,028,781
Entergy Corp.	198,304	16,875,670
Exelon Corp.	680,419	38,246,352
Southern Co.	797,237	28,955,648
		97,106,451
Independent Power Producers & Energy Traders - 0.1%
AES Corp. (a)	696,377	5,355,139
TOTAL UTILITIES		102,461,590
TOTAL COMMON STOCKS (Cost $7,987,307,590)		5,124,188,597
U.S. Treasury Obligations - 0.2%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.77% to 1.56% 12/26/08 to 6/4/09 (e) (Cost $10,861,705)	$ 10,900,000	10,892,926
Money Market Funds - 2.6%
	Shares	Value
Fidelity Cash Central Fund, 1.29% (b)	63,971,724	$ 63,971,724
Fidelity Securities Lending Cash Central Fund, 1.11% (b)(c)	68,091,300	68,091,300
TOTAL MONEY MARKET FUNDS (Cost $132,063,024)		132,063,024
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $8,130,232,319)		5,267,144,547
NET OTHER ASSETS - (1.0)%		(49,643,312)
NET ASSETS - 100%		$ 5,217,501,235
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
68 CME E-mini S&P 500 Index Contracts	Dec. 2008	$ 3,044,020	$ (407,939)
403 CME S&P 500 Index Contracts	Dec. 2008	90,201,475	(4,296,975)
TOTAL EQUITY INDEX CONTRACTS		$ 93,245,495	$ (4,704,914)

The face value of futures purchased as a percentage of net assets - 1.8%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $10,892,926.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 728,476
Fidelity Securities Lending Cash Central Fund	316,119
Total	$ 1,044,595
Other Information

The following is a summary of the inputs used, as of November 30, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 5,267,144,547	$ 5,256,251,621	$ 10,892,926	$ -
Other Financial Instruments*	$ (4,704,914)	$ (4,704,914)	$ -	$ -
*Other financial instruments include Futures Contracts.
Income Tax Information
At November 30, 2008, the fund had a capital loss carryfoward of approximately $84,722,049 of which $2,126,258 and $82,595,791 will expire on November 30, 2015 and 2016, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2008
Assets
Investment in securities, at value (including securities loaned of $67,255,640) - See accompanying schedule: Unaffiliated issuers (cost $7,998,169,295)	$ 5,135,081,523
Fidelity Central Funds (cost $132,063,024)	132,063,024
Total Investments (cost $8,130,232,319)		$ 5,267,144,547
Receivable for fund shares sold		2,170
Dividends receivable		18,228,465
Distributions receivable from Fidelity Central Funds		123,699
Receivable for daily variation on futures contracts		948,597
Total assets		5,286,447,478

Liabilities
Payable for fund shares redeemed	$ 1,463
Accrued management fee	853,480
Collateral on securities loaned, at value	68,091,300
Total liabilities		68,946,243

Net Assets		$ 5,217,501,235
Net Assets consist of:
Paid in capital		$ 8,063,481,377
Undistributed net investment income		140,400,163
Accumulated undistributed net realized gain (loss) on investments		(118,587,619)
Net unrealized appreciation (depreciation) on investments		(2,867,792,686)
Net Assets, for 762,571,478 shares outstanding		$ 5,217,501,235
Net Asset Value, offering price and redemption price per share ($5,217,501,235 ÷ 762,571,478 shares)		$ 6.84

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2008
Investment Income
Dividends		$ 167,496,691
Interest		41,077
Income from Fidelity Central Funds		1,044,595
Total income		168,582,363

Expenses
Management fee	$ 13,067,245
Independent trustees' compensation	30,528
Interest	3,564
Miscellaneous	8,356
Total expenses before reductions	13,109,693
Expense reductions	(372,960)	12,736,733
Net investment income (loss)		155,845,630
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(83,571,743)
Futures contracts	(8,544,174)
Total net realized gain (loss)		(92,115,917)
Change in net unrealized appreciation (depreciation) on: Investment securities	(2,776,849,521)
Futures contracts	(4,709,147)
Total change in net unrealized appreciation (depreciation)		(2,781,558,668)
Net gain (loss)		(2,873,674,585)
Net increase (decrease) in net assets resulting from operations		$ (2,717,828,955)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year endedNovember 30, 2008	For the period March 29, 2007 (commencement of operations) to November 30, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 155,845,630	$ 51,516,164
Net realized gain (loss)	(92,115,917)	(3,469,932)
Change in net unrealized appreciation (depreciation)	(2,781,558,668)	(86,234,018)
Net increase (decrease) in net assets resulting from operations	(2,717,828,955)	(38,187,786)
Distributions to shareholders from net investment income	(66,458,057)	-
Affiliated share transactions Contributions in-kind	-	4,756,907,059
Proceeds from sales of shares	1,789,174,418	1,813,136,208
Reinvestment of distributions	66,458,057	-
Cost of shares redeemed	(254,606,741)	(131,092,968)
Net increase (decrease) in net assets resulting from share transactions	1,601,025,734	6,438,950,299
Total increase (decrease) in net assets	(1,183,261,278)	6,400,762,513

Net Assets
Beginning of period	6,400,762,513	-
End of period (including undistributed net investment income of $140,400,163 and undistributed net investment income of $51,516,164, respectively)	$ 5,217,501,235	$ 6,400,762,513
Other Information Shares
Issued for in-kind contribution	-	435,614,200
Sold	191,331,350	169,724,959
Issued in reinvestment of distributions	6,263,719	-
Redeemed	(28,408,196)	(11,954,554)
Net increase (decrease)	169,186,873	593,384,605

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.79	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.22	.15
Net realized and unrealized gain (loss)	(4.06)	.64 G
Total from investment operations	(3.84)	.79
Distributions from net investment income	(.11)	-
Net asset value, end of period	$ 6.84	$ 10.79
Total Return B, C	(35.95)%	7.90%
Ratios to Average Net Assets E, I
Expenses before reductions	.20%	.20% A
Expenses net of fee waivers, if any	.20%	.20% A
Expenses net of all reductions	.19%	.19% A
Net investment income (loss)	2.38%	2.16% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,217,501	$ 6,400,763
Portfolio turnover rate F	6%	2% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H For the period March 29, 2007 (commencement of operations) to November 30, 2007.

I Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2008

1. Organization.

Fidelity 100 Index Fund (the Fund) is a non-diversified fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual fund's for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available,

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

securities are valued at the last quoted bid price. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of November 30, 2008, for the Fund's investments is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS).

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, contributions in kind, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 40,781,341
Unrealized depreciation	(2,942,441,075)
Net unrealized appreciation (depreciation)	(2,901,659,734)
Undistributed ordinary income	138,818,672
Capital loss carryforward	(84,722,049)

Cost for federal income tax purposes	$ 8,168,804,281

The tax character of distributions paid was as follows:

November 30, 2008
Ordinary Income	$ 66,458,057

New Accounting Pronouncement. In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for reporting periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement

Annual Report

Notes to Financial Statements - continued

4. Operating Policies - continued

Repurchase Agreements - continued

(including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,977,930,500 and $385,214,086, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .20% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by FMR for providing these services.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 10,765,800	2.38%	$ 3,564

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $8,356 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $316,119.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions.

Through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's management fee. During the period, these credits reduced the Fund's management fee by $372,960.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 100% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Commonwealth Trust and Shareholders of Fidelity 100 Index Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity 100 Index Fund (the Fund), a fund of Fidelity Commonwealth Trust, including the schedule of investments, as of November 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended November 30, 2008 and for the period from March 29, 2007 (commencement of operations) to November 30, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity 100 Index Fund as of November 30, 2008, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year ended November 30, 2008 and for the period from March 29, 2007 (commencement of operations) to November 30, 2007, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 29, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 381 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1974

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Currently, Mr. Dirks serves as a member of the Board of Directors for Brookville Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2007

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2007

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2007

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

A total of 0.09% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 94% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 94% of the dividend distributed in during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on April 16, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	23,727,587,776.19	95.875
Withheld	1,020,991,311.90	4.125
TOTAL	24,748,579,088.09	100.000
Dennis J. Dirks
Affirmative	23,825,239,061.03	96.269
Withheld	923,340,027.06	3.731
TOTAL	24,748,579,088.09	100.000
Edward C. Johnson 3d
Affirmative	23,651,709,495.75	95.568
Withheld	1,096,869,592.34	4.432
TOTAL	24,748,579,088.09	100.000
Alan J. Lacy
Affirmative	23,800,282,191.08	96.168
Withheld	948,296,897.01	3.832
TOTAL	24,748,579,088.09	100.000
Ned C. Lautenbach
Affirmative	23,793,631,497.85	96.141
Withheld	954,947,590.24	3.859
TOTAL	24,748,579,088.09	100.000
Joseph Mauriello
Affirmative	23,811,616,983.60	96.214
Withheld	936,962,104.49	3.786
TOTAL	24,748,579,088.09	100.000
Cornelia M. Small
Affirmative	23,802,118,377.97	96.176
Withheld	946,460,710.12	3.824
TOTAL	24,748,579,088.09	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	23,739,468,362.04	95.923
Withheld	1,009,110,726.05	4.077
TOTAL	24,748,579,088.09	100.000
David M. Thomas
Affirmative	23,821,835,168.41	96.255
Withheld	926,743,919.68	3.745
TOTAL	24,748,579,088.09	100.000
Michael E. Wiley
Affirmative	23,809,071,367.86	96.204
Withheld	939,507,720.23	3.796
TOTAL	24,748,579,088.09	100.000
PROPOSAL 2
To amend the Declaration of Trust of Fidelity Commonwealth Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	20,666,515,787.64	83.506
Against	2,780,145,204.68	11.233
Abstain	858,047,822.92	3.468
Broker Non-Votes	443,870,272.85	1.793
TOTAL	24,748,579,088.09	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity 100 Index Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. The Board noted that it is not possible to evaluate performance in any comprehensive fashion because the fund had been in operation for less than one calendar year. Once the fund has been in operation for at least one calendar year, the Board will review the fund's absolute investment performance, as well as the fund's relative investment performance measured against a broad-based securities market index and a peer group of mutual funds.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the period of the fund's operations shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 20% means that 80% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board. For a more meaningful comparison of management fees, the fund is compared on the basis of a hypothetical "net management fee," which is derived by subtracting payments made by FMR for non-management expenses (including transfer agent fees, pricing and bookkeeping fees, and custody fees) from the fund's all-inclusive fee. In this regard, the Board realizes that the net management fees can vary from year to year because of differences in non-management expenses.

Annual Report

Fidelity 100 Index Fund

The Board noted that the fund's hypothetical net management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for the period.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's hypothetical net management fee as well as the fund's all-inclusive fee. The Board also considered other expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees, paid by FMR under the all-inclusive arrangement. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's total expenses ranked below its competitive median for the period.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Geode Capital Management, LLC

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank, N.A.

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

HUN-ANN-0109
1.842443.101

Fidelity®

Nasdaq Composite® Index

Fund

Annual Report

November 30, 2008
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Nasdaq® and Nasdaq Composite® are trademarks of The Nasdaq Stock Market®, Inc. (which with its Affiliates are the Corporations) and are licensed for use by Fidelity. The product has not been passed on by the Corporations as to its legality or suitability. The product is not issued, endorsed or sold by the Corporations. The Corporations make no warranties and bear no liability with respect to shares of the product.

Geode is a registered trademark of Geode Capital Mangement, LLC.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

	Past 1 year	Past 5 years	Life of fund A
Fidelity® Nasdaq Composite® Index Fund	-41.83%	-4.33%	-2.77%

A From September 25, 2003.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Nasdaq Composite® Index Fund on September 25, 2003, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the NASDAQ Composite Index performed over the same period.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Management's Discussion of Fund Performance

Comments from Jeffrey Adams, who oversees the Fidelity® Nasdaq Composite® Index Fund's investment management team as Head of Indexing for Geode Capital Management, LLC

Equity markets dropped sharply during the 12 months ending November 30, 2008, as home values fell, credit availability decreased and liquidity became increasingly scarce. In that time, the Standard & Poor's 500SM Index fell 38.09%. All 10 sectors in the S&P 500® were negative, led by a nearly 58% decline in financials. Beginning in September, the U.S. economy spiraled downward, as several large financial institutions went bankrupt, were forced into acquisitions or were taken over by the federal government. The Federal Reserve Board facilitated many of these and other transactions, and also lowered the federal funds target rate twice in October - on top of five other rate cuts during the year - leaving it at 1.00% at period end. The stock market continued to perform erratically, however, as unemployment levels rose, energy prices dropped and consumer confidence waned. The Dow Jones Industrial AverageSM declined 32.11% for the 12-month period, while the technology-heavy NASDAQ Composite® Index dropped 41.80%. By comparison, the MSCI® EAFE® Index (Europe, Australasia, Far East) - a measure of developed markets outside the U.S. and Canada - tumbled 47.70%.

For the year ending November 30, 2008, the fund lost 41.83%, in line with the NASDAQ Composite Index. Health care was the market's best-performing sector overall, losing approximately 25% of its value. In contrast, the energy and telecommunication services sectors did the worst, each declining roughly 60%. The index's largest single sector, information technology - which made up more than half of the NASDAQ® - declined by roughly 45%, moderately underperforming the index. Most of the fund's largest individual detractors came from this sector. The biggest overall was Microsoft. Although the software giant modestly outperformed the NASDAQ, its impact on performance was magnified because of the stock's very large stake in the index. Also declining was Internet search and advertising company Google, whose prospects dimmed along with the general pullback in advertising spending. Computer and personal electronics product maker Apple lost value as well. The portfolio's relatively few outperformers were dwarfed by the detractors. One modest contributor was biotechnology company ImClone Systems, which benefited from an acquisition offer at a premium price. Payroll and business services company Automatic Data Processing also added to performance during the past year.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2008 to November 30, 2008).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. An annual index fund fee of $10 that is charged once a year may apply for certain accounts with a value of less than $10,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual index fund fee of $10 that is charged once a year may apply for certain accounts with a value of less than $10,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value June 1, 2008	Ending Account Value November 30, 2008	Expenses Paid During Period* June 1, 2008 to November 30, 2008
Actual	.35%	$ 1,000.00	$ 611.00	$ 1.41
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,023.25	$ 1.77

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	7.8	7.0
Cisco Systems, Inc.	4.1	4.2
Oracle Corp.	3.5	3.1
Apple, Inc.	3.5	4.4
Intel Corp.	3.3	3.6
Google, Inc. Class A (sub. vtg.)	3.0	3.7
Amgen, Inc.	2.5	1.3
QUALCOMM, Inc.	2.3	2.1
Gilead Sciences, Inc.	1.7	1.4
Comcast Corp. Class A	1.5	1.2
	33.2
Market Sectors as of November 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	47.4	51.6
Health Care	15.7	12.7
Financials	10.9	8.5
Consumer Discretionary	10.8	12.0
Industrials	5.9	6.8
Consumer Staples	2.0	1.8
Energy	1.1	1.9
Materials	1.0	1.4
Telecommunication Services	0.9	1.4
Utilities	0.1	0.1
Asset Allocation (% of fund's net assets)

To match the NASDAQ Composite® Index, Fidelity Nasdaq Composite Index Fund seeks 100% investment exposure to stocks at all times.

Annual Report

Investments November 30, 2008

Showing Percentage of Net Assets

Common Stocks - 95.8%
	Shares	Value
CONSUMER DISCRETIONARY - 10.8%
Auto Components - 0.2%
Amerigon, Inc. (a)	1,196	$ 4,461
Amerityre Corp. (a)	1,121	617
ATC Technology Corp. (a)	1,078	18,639
Ballard Power Systems, Inc. (a)	6,442	13,923
China Automotive Systems, Inc. (a)(d)	1,032	2,941
Dorman Products, Inc. (a)	807	9,619
Exide Technologies (a)	3,641	16,385
Federal-Mogul Corp. Class A (a)	6,252	33,073
Fuel Systems Solutions, Inc. (a)	809	27,983
Gentex Corp.	6,758	59,268
Hayes Lemmerz International, Inc. (a)	5,313	3,719
Noble International Ltd.	1,804	776
Quantum Fuel Systems Technologies Worldwide, Inc. (a)	5,256	4,100
Shiloh Industries, Inc.	545	2,044
SORL Auto Parts, Inc. (a)	874	1,809
Spartan Motors, Inc.	2,787	8,305
Strattec Security Corp.	130	1,950
Westport Innovations, Inc. (a)	1,400	5,702
Wonder Auto Technology, Inc. (a)	1,356	5,099
		220,413
Automobiles - 0.0%
Nissan Motor Co. Ltd. sponsored ADR	2,112	14,108
Distributors - 0.1%
Aristotle Corp. (a)	920	3,395
Audiovox Corp. Class A (a)	1,524	8,854
Core-Mark Holding Co., Inc. (a)	900	18,108
LKQ Corp. (a)	7,169	74,701
Source Interlink Companies, Inc. (a)	1,744	349
		105,407
Diversified Consumer Services - 1.1%
American Public Education, Inc.	931	36,830
Apollo Group, Inc. Class A (non-vtg.) (a)	7,899	606,959
Capella Education Co. (a)	960	57,466
Career Education Corp. (a)	4,647	85,877
ChinaCast Education Corp. (a)	1,990	4,000
Coinstar, Inc. (a)	1,366	25,353
Collectors Universe, Inc.	712	2,001
Corinthian Colleges, Inc. (a)	4,400	70,752
Grand Canyon Education, Inc.	2,000	29,680
Learning Tree International, Inc. (a)	1,097	12,846
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Diversified Consumer Services - continued
Lincoln Educational Services Corp. (a)	1,134	$ 15,593
Matthews International Corp. Class A	1,601	65,369
Princeton Review, Inc. (a)	1,476	7,660
Steiner Leisure Ltd. (a)	790	19,110
Stewart Enterprises, Inc. Class A	4,222	13,468
Strayer Education, Inc.	714	171,082
thinkorswim Group, Inc. (a)	3,127	20,200
		1,244,246
Hotels, Restaurants & Leisure - 1.1%
AFC Enterprises, Inc. (a)	1,210	4,876
Ambassadors Group, Inc.	1,175	10,646
Ambassadors International, Inc. (a)	433	433
Ameristar Casinos, Inc.	3,394	25,998
Benihana, Inc. (a)	188	400
Benihana, Inc. Class A (sub. vtg.) (a)	376	797
BJ's Restaurants, Inc. (a)	1,300	12,714
Bob Evans Farms, Inc.	1,461	24,501
Buffalo Wild Wings, Inc. (a)	820	18,827
California Pizza Kitchen, Inc. (a)	1,536	11,904
Caribou Coffee Co., Inc. (a)	738	1,151
Carrols Restaurant Group, Inc. (a)	1,153	2,283
CBRL Group, Inc.	1,432	27,681
Century Casinos, Inc. (a)	1,085	998
Churchill Downs, Inc.	794	27,838
Cosi, Inc. (a)	1,604	626
Ctrip.com International Ltd. sponsored ADR	3,315	77,140
Denny's Corp. (a)	5,557	10,336
Einstein Noah Restaurant Group, Inc. (a)	785	3,917
eLong, Inc. sponsored ADR (a)	893	6,456
Empire Resorts, Inc. (a)	1,916	3,353
Famous Dave's of America, Inc. (a)	251	728
FortuNet, Inc. (a)	463	917
Gaming Partners International Corp. (a)	597	3,116
Great Wolf Resorts, Inc. (a)	2,070	2,339
Home Inns & Hotels Management, Inc. sponsored ADR (a)	999	9,081
International Speedway Corp. Class A	1,321	34,280
Interval Leisure Group, Inc. (a)	2,750	14,575
Isle of Capri Casinos, Inc. (a)	1,679	5,641
Jamba, Inc. (a)(d)	2,400	1,488
McCormick & Schmick's Seafood Restaurants (a)	992	3,571
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Melco PBL Entertainment (Macau) Ltd. sponsored ADR (a)(d)	5,333	$ 16,959
Monarch Casino & Resort, Inc. (a)	1,053	9,477
Morgans Hotel Group Co. (a)	1,579	6,316
MTR Gaming Group, Inc. (a)	1,922	4,843
Multimedia Games, Inc. (a)	948	2,180
O'Charleys, Inc.	1,573	3,335
P.F. Chang's China Bistro, Inc. (a)	1,244	23,300
Panera Bread Co. Class A (a)(d)	1,504	66,838
Papa John's International, Inc. (a)	1,764	31,258
Peet's Coffee & Tea, Inc. (a)	587	13,249
Penn National Gaming, Inc. (a)	4,467	94,700
PokerTek, Inc. (a)	568	863
Premier Exhibitions, Inc. (a)	1,302	990
Red Robin Gourmet Burgers, Inc. (a)	848	10,337
Rick's Cabaret International, Inc. (a)	524	2,332
Ruth's Chris Steak House, Inc. (a)	1,086	1,618
Scientific Games Corp. Class A (a)	4,818	72,318
Shuffle Master, Inc. (a)	3,060	13,097
Sonic Corp. (a)	3,025	25,561
Starbucks Corp. (a)	36,689	327,633
Texas Roadhouse, Inc. Class A (a)	3,521	19,682
The Cheesecake Factory, Inc. (a)	3,120	22,714
Town Sports International Holdings, Inc. (a)	1,521	4,304
Trump Entertainment Resorts, Inc. (a)	1,128	351
Wynn Resorts Ltd.	5,589	222,554
Youbet.com, Inc. (a)	1,585	1,474
		1,346,894
Household Durables - 0.2%
Bassett Furniture Industries, Inc.	931	3,957
California Coastal Communities, Inc. (a)	409	213
Cavco Industries, Inc. (a)	509	15,402
Comstock Homebuilding Companies, Inc. Class A (a)	390	90
Craftmade International, Inc.	649	1,058
DEI Holdings, Inc. (a)	1,014	284
Dixie Group, Inc. (a)	767	2,316
Flexsteel Industries, Inc.	620	4,284
Garmin Ltd. (d)	10,418	177,939
Helen of Troy Ltd. (a)	1,500	23,490
Hooker Furniture Corp.	696	4,642
iRobot Corp. (a)	1,378	14,386
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Lifetime Brands, Inc.	536	$ 1,903
Makita Corp. sponsored ADR	115	2,239
Palm Harbor Homes, Inc. (a)(d)	1,659	12,293
Stanley Furniture Co., Inc.	624	3,869
Universal Electronics, Inc. (a)	813	13,496
		281,861
Internet & Catalog Retail - 1.2%
1-800-FLOWERS.com, Inc. Class A (a)	1,747	6,516
Amazon.com, Inc. (a)	21,176	904,215
Bidz.com, Inc. (a)(d)	971	3,700
Blue Nile, Inc. (a)(d)	783	18,682
dELiA*s, Inc. (a)	2,226	4,986
Drugstore.com, Inc. (a)	4,018	4,018
Expedia, Inc. (a)	12,664	106,378
Gaiam, Inc. Class A (a)	839	4,312
Hollywood Media Corp. (a)	1,921	1,940
HSN, Inc. (a)	2,707	10,124
Liberty Media Corp. - Interactive Series A (a)	31,759	83,526
Netflix, Inc. (a)(d)	3,022	69,446
NutriSystem, Inc.	1,363	19,096
Overstock.com, Inc. (a)	1,236	12,966
PetMed Express, Inc. (a)	1,380	24,743
Priceline.com, Inc. (a)	2,000	138,000
Shutterfly, Inc. (a)	1,217	8,324
Stamps.com, Inc. (a)	989	8,763
Ticketmaster Entertainment, Inc. (a)	2,926	11,675
US Auto Parts Network, Inc. (a)	1,277	2,631
ValueVision Media, Inc. Class A (a)	2,128	1,064
		1,445,105
Leisure Equipment & Products - 0.1%
Arctic Cat, Inc.	607	3,672
Escalade, Inc.	749	816
Gametech International, Inc. (a)	660	739
JAKKS Pacific, Inc. (a)	1,647	29,481
Johnson Outdoors, Inc. Class A	771	5,281
Pool Corp.	2,364	40,732
RC2 Corp. (a)	868	9,227
Smith & Wesson Holding Corp. (a)	1,759	3,624
		93,572
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Media - 4.4%
AirMedia Group, Inc. ADR	1,897	$ 11,116
Alloy, Inc. (a)	1,582	7,625
Ascent Media Corp. (a)	659	13,180
Beasley Broadcast Group, Inc. Class A	689	641
Carmike Cinemas, Inc.	861	2,617
Central European Media Enterprises Ltd. Class A (a)	1,757	27,005
Charter Communications, Inc. Class A (a)	20,245	3,847
CKX, Inc. (a)	4,863	21,397
Comcast Corp.:
Class A	103,082	1,787,442
Class A (special) (non-vtg.)	44,902	753,007
Crown Media Holdings, Inc. Class A (a)(d)	3,856	8,213
CTC Media, Inc. (a)	7,770	33,023
Cumulus Media, Inc. Class A (a)	2,009	1,768
Discovery Communications, Inc. (a)	6,822	102,330
Discovery Communications, Inc. Class C (a)	7,152	108,210
DISH Network Corp. Class A (a)	10,366	114,855
EDCI Holdings, Inc. (a)	137	543
Emmis Communications Corp. Class A (a)	2,486	746
Fisher Communications, Inc.	612	13,709
Focus Media Holding Ltd. ADR (a)(d)	5,629	42,049
Global Sources Ltd.	2,296	14,832
Global Traffic Network, Inc. (a)	1,198	8,362
Harris Interactive, Inc. (a)	4,199	3,149
IMAX Corp. (a)	2,532	7,249
Knology, Inc. (a)	2,008	11,405
Lakes Entertainment, Inc. (a)	1,385	4,335
Lamar Advertising Co. Class A (a)(d)	3,599	53,517
Liberty Global, Inc.:
Class A (a)	8,248	119,514
Class B (a)	234	3,276
Class C (a)	7,332	103,381
Liberty Media Corp.:
- Capital Series A (a)	7,143	23,643
- Entertainment Class A (a)	25,200	299,124
LodgeNet Entertainment Corp. (a)	1,154	681
MDC Partners, Inc. Class A (sub. vtg.) (a)	1,583	4,787
Mediacom Communications Corp. Class A (a)	3,246	8,212
Morningstar, Inc. (a)	2,417	77,827
National CineMedia, Inc.	2,072	16,866
Navarre Corp. (a)	871	540
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Media - continued
Net Servicos de Comunicacao SA sponsored ADR (d)	1,744	$ 10,098
New Frontier Media, Inc.	1,084	1,550
Nexstar Broadcasting Group, Inc. Class A (a)	1,166	921
Outdoor Channel Holdings, Inc. (a)	1,940	11,795
Private Media Group, Inc. (a)	2,365	3,311
Radio One, Inc. Class D (non-vtg.) (a)	3,233	877
RCN Corp. (a)	1,801	12,571
Regent Communication, Inc. (a)	1,974	217
Rentrak Corp. (a)	552	5,470
RRSat Global Communications Network Ltd.	1,101	10,426
Salem Communications Corp. Class A (a)	1,009	807
Scholastic Corp.	1,766	26,967
Sinclair Broadcast Group, Inc. Class A	2,661	8,409
Sirius XM Radio, Inc. (a)	157,437	32,794
Spanish Broadcasting System, Inc. Class A (a)	1,167	175
The DIRECTV Group, Inc. (a)	52,129	1,147,359
Thomson Reuters PLC ADR	113	13,579
Value Line, Inc.	658	21,122
Virgin Media, Inc. (d)	16,195	76,602
VisionChina Media, Inc. ADR	800	5,416
WPP PLC sponsored ADR	1,012	28,053
WPT Enterprises, Inc. (a)	1,455	538
Xinhua Finance Media Ltd. sponsored ADR (a)	1,611	1,015
		5,234,095
Multiline Retail - 0.4%
Dollar Tree, Inc. (a)	4,349	184,224
Fred's, Inc. Class A	2,231	25,657
Sears Holdings Corp. (a)(d)	6,255	226,744
The Bon-Ton Stores, Inc. (d)	647	763
Tuesday Morning Corp. (a)	2,430	2,722
		440,110
Specialty Retail - 1.7%
A.C. Moore Arts & Crafts, Inc. (a)	1,286	1,312
America's Car Mart, Inc. (a)	568	5,305
bebe Stores, Inc.	4,299	26,568
Bed Bath & Beyond, Inc. (a)	12,788	259,469
Big 5 Sporting Goods Corp.	1,019	3,862
Books-A-Million, Inc.	669	1,465
Cache, Inc. (a)	659	1,351
Casual Male Retail Group, Inc. (a)	2,971	1,901
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Charlotte Russe Holding, Inc. (a)	1,047	$ 5,235
Charming Shoppes, Inc. (a)	6,447	9,671
Citi Trends, Inc. (a)	548	6,740
Coldwater Creek, Inc. (a)	5,108	9,807
Conn's, Inc. (a)(d)	1,055	6,499
Cost Plus, Inc. (a)	788	985
Dress Barn, Inc. (a)	2,730	21,376
Eddie Bauer Holdings, Inc. (a)	1,788	1,679
Finish Line, Inc. Class A	2,731	14,502
Gander Mountain Co. (a)	416	620
Golfsmith International Holdings, Inc. (a)	629	629
Gymboree Corp. (a)	1,611	40,517
Hastings Entertainment, Inc. (a)	1,374	2,487
Hibbett Sports, Inc. (a)	1,530	21,787
Hot Topic, Inc. (a)	2,522	20,731
Jos. A. Bank Clothiers, Inc. (a)	819	16,011
Kirkland's, Inc. (a)	622	1,524
Monro Muffler Brake, Inc.	1,116	22,778
Mothers Work, Inc. (a)	235	1,922
O'Reilly Automotive, Inc. (a)	6,501	169,481
Pacific Sunwear of California, Inc. (a)	3,244	4,898
PetSmart, Inc.	6,335	111,179
Pomeroy IT Solutions, Inc. (a)	627	1,900
Rent-A-Center, Inc. (a)	3,609	59,224
Ross Stores, Inc.	6,541	173,337
Select Comfort Corp. (a)	1,965	707
Shoe Carnival, Inc. (a)	605	5,675
Staples, Inc.	35,248	611,905
Stein Mart, Inc.	1,819	2,838
The Children's Place Retail Stores, Inc. (a)	1,408	33,018
The Walking Co. Holdings, Inc. (a)	428	1,113
Tractor Supply Co. (a)	1,767	67,817
Trans World Entertainment Corp. (a)	1,445	2,168
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	2,956	21,224
Urban Outfitters, Inc. (a)	8,327	151,302
West Marine, Inc. (a)	829	3,747
Wet Seal, Inc. Class A (a)	4,923	13,834
Winmark Corp. (a)	446	5,655
Zumiez, Inc. (a)	1,415	12,226
		1,959,981
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - 0.3%
Charles & Colvard Ltd. (a)	833	$ 250
Cherokee, Inc.	583	9,380
Columbia Sportswear Co. (d)	1,960	61,838
Crocs, Inc. (a)	4,149	5,269
Deckers Outdoor Corp. (a)	657	39,183
FGX International Ltd. (a)	1,543	15,831
Fossil, Inc. (a)	3,243	49,294
Fuqi International, Inc.	1,433	8,913
G-III Apparel Group Ltd. (a)	990	7,851
Heelys, Inc. (a)	1,200	3,768
Iconix Brand Group, Inc. (a)	3,086	26,138
K-Swiss, Inc. Class A	1,700	21,420
LJ International, Inc. (a)	1,100	594
Lululemon Athletica, Inc. (a)	3,300	32,406
Perry Ellis International, Inc. (a)	1,086	5,886
Rocky Brands, Inc. (a)	112	343
Steven Madden Ltd. (a)	1,081	18,496
Tandy Brands Accessories, Inc.	905	1,837
True Religion Apparel, Inc. (a)	1,300	16,367
Volcom, Inc. (a)	1,724	17,378
Wacoal Holdings Corp. sponsored ADR	219	14,995
Weyco Group, Inc.	696	23,358
		380,795
TOTAL CONSUMER DISCRETIONARY		12,766,587
CONSUMER STAPLES - 2.0%
Beverages - 0.2%
Central European Distribution Corp. (a)	2,210	52,244
Coca-Cola Bottling Co. Consolidated	420	17,875
Hansen Natural Corp. (a)	4,707	140,033
Jones Soda Co. (a)	1,719	601
MGP Ingredients, Inc.	535	439
National Beverage Corp. (a)	2,629	23,267
		234,459
Food & Staples Retailing - 1.3%
Andersons, Inc.	798	10,103
Arden Group, Inc. Class A	165	22,567
Casey's General Stores, Inc.	2,462	72,998
Costco Wholesale Corp.	21,619	1,112,730
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Ingles Markets, Inc. Class A	792	$ 10,684
Nash-Finch Co.	673	30,191
Pricesmart, Inc.	1,592	21,747
Spartan Stores, Inc.	1,000	23,720
Susser Holdings Corp. (a)	716	8,692
The Pantry, Inc. (a)	1,114	21,545
United Natural Foods, Inc. (a)	2,084	37,533
Village Super Market, Inc. Class A	214	10,477
Whole Foods Market, Inc.	7,266	76,874
Winn-Dixie Stores, Inc. (a)	2,651	39,632
		1,499,493
Food Products - 0.4%
AgFeed Industries, Inc. (a)	1,924	3,771
Alico, Inc.	403	13,077
American Italian Pasta Co. Class A (a)	951	13,790
Bridgford Foods Corp. (a)	433	1,671
Cal-Maine Foods, Inc. (d)	987	24,882
Calavo Growers, Inc.	1,103	9,728
Cresud S.A.C.I.F. y A. sponsored ADR	2,244	14,272
Diamond Foods, Inc.	793	23,964
Farmer Brothers Co.	1,034	24,454
Green Mountain Coffee Roasters, Inc. (a)	1,176	42,736
Griffin Land & Nurseries, Inc.	256	8,095
Hain Celestial Group, Inc. (a)	1,938	30,504
Imperial Sugar Co.	582	8,165
J&J Snack Foods Corp.	895	26,617
John B. Sanfilippo & Son, Inc. (a)	308	1,716
Lancaster Colony Corp.	1,284	38,713
Lance, Inc.	1,683	32,869
Lifeway Foods, Inc. (a)	1,041	7,058
Origin Agritech Ltd. (a)	627	1,511
Sanderson Farms, Inc.	938	29,247
Smart Balance, Inc. (a)	3,265	19,100
SunOpta, Inc. (a)	4,632	8,666
Synutra International, Inc. (a)(d)	2,607	31,023
Zhongpin, Inc. (a)	2,040	17,728
		433,357
Household Products - 0.0%
Central Garden & Pet Co. (a)	1,189	5,006
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Household Products - continued
Central Garden & Pet Co. Class A (non-vtg.) (a)	2,000	$ 8,360
WD-40 Co.	814	23,280
		36,646
Personal Products - 0.1%
Bare Escentuals, Inc. (a)	4,373	20,641
Chattem, Inc. (a)	949	68,869
Elizabeth Arden, Inc. (a)	1,487	20,967
Inter Parfums, Inc.	1,545	11,371
Mannatech, Inc. (d)	1,708	3,843
Nutraceutical International Corp. (a)	889	6,294
Parlux Fragrances, Inc. (a)	684	2,257
Physicians Formula Holdings, Inc. (a)	1,230	3,641
Reliv International, Inc.	923	4,707
USANA Health Sciences, Inc. (a)	763	23,172
		165,762
Tobacco - 0.0%
Star Scientific, Inc. (a)	3,889	11,900
TOTAL CONSUMER STAPLES		2,381,617
ENERGY - 1.1%
Energy Equipment & Services - 0.3%
Acergy SA sponsored ADR	2,091	11,961
Bronco Drilling Co., Inc. (a)	1,816	11,586
Dawson Geophysical Co. (a)	361	7,426
ENGlobal Corp. (a)	1,250	3,675
Exterran Partners LP	503	5,468
Global Industries Ltd. (a)	5,374	15,853
Gulf Island Fabrication, Inc.	672	9,684
Hercules Offshore, Inc. (a)	5,079	29,560
Lufkin Industries, Inc.	719	35,454
Matrix Service Co. (a)	1,195	9,130
Mitcham Industries, Inc. (a)	452	1,939
Omni Energy Services Corp. (a)	884	1,538
OYO Geospace Corp. (a)	311	7,078
Patterson-UTI Energy, Inc.	7,596	94,874
PHI, Inc. (non-vtg.) (a)	828	10,226
Superior Well Services, Inc. (a)	1,258	12,895
T-3 Energy Services, Inc. (a)	650	8,548
Tesco Corp. (a)	1,869	12,896
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
TGC Industries, Inc.	1,140	$ 2,086
Trico Marine Services, Inc. (a)	800	3,056
Union Drilling, Inc. (a)	1,261	8,499
		303,432
Oil, Gas & Consumable Fuels - 0.8%
Alliance Holdings GP, LP	3,074	44,880
Alliance Resource Partners LP	1,734	45,934
APCO Argentina, Inc.	1,412	40,242
Approach Resources, Inc.	1,152	10,011
Atlas America, Inc.	1,994	29,890
ATP Oil & Gas Corp. (a)	1,709	11,416
BreitBurn Energy Partners LP	2,636	22,380
Brigham Exploration Co. (a)	2,105	6,378
Calumet Specialty Products Partners LP	793	7,296
Capital Product Partners LP	1,372	11,813
Carrizo Oil & Gas, Inc. (a)	1,458	30,181
Clayton Williams Energy, Inc. (a)	702	32,236
Clean Energy Fuels Corp. (a)(d)	2,200	10,670
Copano Energy LLC	2,484	29,833
CREDO Petroleum Corp. (a)	469	4,174
Crosstex Energy LP	2,450	14,651
Crosstex Energy, Inc.	2,275	9,441
Dampskibsselskabet TORM AS sponsored ADR	347	4,067
Delta Petroleum Corp. (a)(d)	4,941	28,213
Dorchester Minerals LP	1,603	31,739
Double Eagle Petroleum Co. (a)	564	3,824
Eagle Rock Energy Partners LP	3,095	24,512
Edge Petroleum Corp. (a)	838	201
Energy XXI (Bermuda) Ltd.	6,854	7,608
EV Energy Partners LP	890	11,748
FX Energy, Inc. (a)	1,820	6,461
Geomet, Inc. (a)	2,493	5,111
Georesources, Inc. (a)	687	5,290
GMX Resources, Inc. (a)	1,111	31,919
Golar LNG Ltd. (NASDAQ)	2,986	19,319
Green Plains Renewable Energy, Inc. (a)	167	501
Gulfport Energy Corp. (a)	1,858	9,197
Hiland Holdings GP LP	929	3,642
Hiland Partners LP	290	3,016
Inergy Holdings LP	1,219	24,990
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Inergy LP	2,393	$ 39,820
Ivanhoe Energy, Inc. (a)	12,943	7,828
James River Coal Co. (a)	1,234	14,018
Knightsbridge Tankers Ltd.	1,204	17,903
Legacy Reserves LP	1,546	13,929
Linn Energy LLC	5,472	74,419
Marine Petroleum Trust	475	9,937
Martin Midstream Partners LP	712	12,581
NGAS Resources, Inc. (a)	1,100	2,145
Pacific Ethanol, Inc. (a)	1,754	1,175
Parallel Petroleum Corp. (a)	1,957	6,165
Petroleum Development Corp. (a)	704	13,517
PrimeEnergy Corp. (a)	168	9,106
Quest Resource Corp. (a)	2,097	692
Ram Energy Resources, Inc. (a)	3,575	4,076
Regency Energy Partners LP	2,985	27,134
Rex Energy Corp. (a)	1,792	10,931
Rosetta Resources, Inc. (a)	2,777	20,911
Semgroup Energy Partners LP	1,133	3,002
StealthGas, Inc.	1,288	5,152
Syntroleum Corp. (a)	2,008	1,486
Targa Resources Partners LP	1,652	14,323
TC Pipelines LP	1,681	37,940
TEL Offshore Trust	435	2,484
Top Ships, Inc. (a)	1,897	3,699
Toreador Resources Corp. (a)	1,924	9,793
TransGlobe Energy Corp. (a)	2,800	5,735
TXCO Resources, Inc. (a)	1,800	5,400
Uranium Resources, Inc. (a)	2,300	1,173
Verenium Corp. (a)	2,561	1,946
Warren Resources, Inc. (a)	3,124	10,403
		971,607
TOTAL ENERGY		1,275,039
FINANCIALS - 10.9%
Capital Markets - 2.4%
American Capital Ltd. (d)	10,315	43,736
BGC Partners, Inc. Class A	2,546	9,675
Broadpoint Securities Group, Inc. (a)	3,903	10,148
Calamos Asset Management, Inc. Class A	978	3,980
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Capital Southwest Corp.	223	$ 18,208
Charles Schwab Corp.	57,101	1,046,661
Cowen Group, Inc. (a)	832	4,834
Diamond Hill Investment Group, Inc.	178	9,986
E*TRADE Financial Corp. (a)(d)	26,969	36,408
Epoch Holding Corp.	1,309	10,996
FBR Capital Markets Corp. (a)(d)	3,144	15,720
FCStone Group, Inc. (a)(d)	1,460	4,964
FirstCity Financial Corp. (a)	1,173	2,498
GFI Group, Inc.	5,532	20,966
Harris & Harris Group, Inc. (a)	1,045	4,211
International Assets Holding Corp. (a)	462	3,885
Knight Capital Group, Inc. Class A (a)	4,428	73,283
Northern Trust Corp.	10,915	500,889
optionsXpress Holdings, Inc.	2,823	39,776
Penson Worldwide, Inc. (a)	1,030	6,798
Prospect Capital Corp.	1,603	20,230
Sanders Morris Harris Group, Inc.	1,380	7,259
SEI Investments Co.	9,541	147,504
Siebert Financial Corp.	2,067	3,328
T. Rowe Price Group, Inc.	12,850	439,599
TD Ameritrade Holding Corp. (a)	29,213	388,533
Thomas Weisel Partners Group, Inc. (a)	2,194	9,368
TradeStation Group, Inc. (a)	2,552	17,915
U.S. Global Investments, Inc. Class A	870	4,359
		2,905,717
Commercial Banks - 4.1%
1st Source Corp.	1,276	28,340
Alliance Financial Corp.	376	8,460
Amcore Financial, Inc.	1,070	3,906
American National Bankshares, Inc.	549	8,800
American River Bankshares	652	7,498
AmericanWest Bancorp	569	808
Ameris Bancorp	898	8,585
AmeriServ Financial, Inc.	1,045	2,404
Ames National Corp.	710	17,544
Appalachian Bancshares, Inc. (a)	419	1,617
Arrow Financial Corp.	826	23,946
Associated Banc-Corp.	6,410	139,289
BancFirst Corp.	826	36,270
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
Bancorp Rhode Island, Inc.	498	$ 11,325
Bancorp, Inc., Delaware (a)	516	1,605
BancTrust Financial Group, Inc.	1,124	14,028
Bank of Florida Corp. (a)	413	2,057
Bank of Granite Corp.	972	3,081
Bank of Marin Bancorp	303	7,208
Bank of the Ozarks, Inc.	911	24,797
Banner Corp.	1,305	13,520
BNC Bancorp (d)	475	3,800
BOK Financial Corp.	3,311	153,597
Boston Private Financial Holdings, Inc.	3,646	25,194
Bridge Capital Holdings (a)	707	3,782
Bryn Mawr Bank Corp.	785	15,888
Cadence Financial Corp.	596	3,123
Camden National Corp.	508	14,315
Capital Bank Corp.	729	5,103
Capital City Bank Group, Inc. (d)	991	29,274
Capital Corp. of the West	663	869
Cardinal Financial Corp.	1,972	10,471
Cascade Bancorp (d)	2,416	16,429
Cascade Financial Corp.	1,011	5,308
Cathay General Bancorp	2,512	51,546
Center Bancorp, Inc.	578	4,844
Center Financial Corp., California	793	5,583
Centerstate Banks of Florida, Inc.	583	9,649
Century Bancorp, Inc. Class A (non-vtg.)	318	4,770
Chemical Financial Corp.	1,365	33,756
Chicopee Bancorp, Inc. (a)	716	8,592
Citizens & Northern Corp.	489	10,782
Citizens Banking Corp., Michigan	6,427	15,168
City Bank Lynnwood, Washington	1,023	6,742
City Holding Co.	826	29,257
CNB Financial Corp., Pennsylvania	587	6,979
CoBiz, Inc.	1,170	12,800
Colony Bankcorp, Inc.	217	1,363
Columbia Bancorp, Oregon	853	1,911
Columbia Banking Systems, Inc.	1,024	10,291
Commerce Bancshares, Inc.	3,623	158,724
Commonwealth Bankshares, Inc.	311	2,211
Community Bancorp (a)(d)	420	907
Community Trust Bancorp, Inc.	692	22,594
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
Community Valley Bancorp	207	$ 1,470
CVB Financial Corp.	4,185	46,998
Dearborn Bancorp, Inc. (a)	465	1,163
Eagle Bancorp, Inc., Maryland	583	3,720
East West Bancorp, Inc. (d)	3,240	47,952
Eastern Virgina Bankshares, Inc.	469	3,987
Enterprise Financial Services Corp.	830	12,077
EuroBancshares, Inc. (a)	1,284	2,324
Fidelity Southern Corp.	444	999
Fifth Third Bancorp	28,607	273,483
Financial Institutions, Inc.	990	16,206
First Bancorp, North Carolina	705	12,154
First Busey Corp. (d)	2,024	34,671
First Citizen Bancshares, Inc.	431	60,577
First Community Bancshares, Inc.	715	20,756
First Financial Bancorp, Ohio	2,057	25,713
First Financial Bankshares, Inc.	1,040	54,340
First Financial Corp., Indiana	705	29,370
First M&F Corp.	312	2,462
First Mariner Bancorp, Inc. (a)	782	884
First Merchants Corp.	857	17,286
First Midwest Bancorp, Inc., Delaware	2,479	45,638
First of Long Island Corp.	572	12,527
First Regional Bancorp (a)	783	2,983
First Security Group, Inc.	566	3,238
First South Bancorp, Inc., Virginia	619	7,738
First State Bancorp.	1,395	2,120
First United Corp.	493	7,198
Firstbank Corp., Michigan	489	3,873
FirstMerit Corp.	3,775	83,050
FNB Corp., North Carolina	602	2,113
Frontier Financial Corp., Washington	2,673	7,645
Fulton Financial Corp.	9,015	100,247
Gateway Financial Holdings, Inc.	1,104	4,880
German American Bancorp, Inc.	686	7,306
Glacier Bancorp, Inc.	2,530	44,983
Great Southern Bancorp, Inc.	844	6,583
Green Bankshares, Inc.	795	12,966
Grupo Financiero Galicia SA sponsored ADR (a)(d)	2,672	5,077
Guaranty Bancorp (a)	2,883	5,708
Hampton Roads Bankshares, Inc.	1,260	10,584
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
Hancock Holding Co.	1,547	$ 66,691
Hanmi Financial Corp.	4,037	9,487
Harleysville National Corp., Pennsylvania	1,666	23,357
Hawthorn Bancshares, Inc.	288	4,968
Heartland Financial USA, Inc.	917	19,798
Heritage Commerce Corp.	500	6,215
Heritage Financial Corp., Washington	369	4,461
Home Bancshares, Inc.	1,014	26,790
Horizon Financial Corp.	950	2,138
Huntington Bancshares, Inc.	17,881	143,048
IBERIABANK Corp.	597	31,432
Independent Bank Corp., Massachusetts	752	17,815
Independent Bank Corp., Michigan	1,341	3,353
Integra Bank Corp.	932	2,367
International Bancshares Corp.	3,351	78,749
Intervest Bancshares Corp. Class A	539	2,695
Investors Bancorp, Inc. (a)	5,338	74,732
Lakeland Bancorp, Inc.	1,703	16,604
Lakeland Financial Corp.	764	16,953
LNB Bancorp, Inc.	836	5,852
Macatawa Bank Corp.	639	2,237
MainSource Financial Group, Inc.	1,206	18,802
MB Financial, Inc.	1,710	44,614
MBT Financial Corp.	578	1,994
Mercantile Bank Corp.	476	3,203
Merchants Bancshares, Inc.	610	11,456
Metrocorp Bancshares, Inc.	399	3,140
Middleburg Financial Corp.	329	4,645
Midwest Banc Holdings, Inc.	1,241	2,209
Nara Bancorp, Inc.	1,677	18,212
National Bankshares, Inc.	287	5,312
National Penn Bancshares, Inc.	3,941	60,613
NBT Bancorp, Inc.	1,572	41,689
NewBridge Bancorp	1,464	4,743
Nexity Financial Corp. (a)	435	270
North Valley Bancorp	582	2,765
Northern States Financial Corp.	462	3,289
Northfield Bancorp, Inc.	2,386	28,059
Northrim Bancorp, Inc.	360	4,612
Old Point Financial Corp.	453	8,063
Old Second Bancorp, Inc.	929	13,916
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
PAB Bankshares, Inc.	579	$ 2,883
Pacific Capital Bancorp	2,273	35,913
Pacific Continental Corp.	508	7,163
Pacific Mercantile Bancorp	562	2,051
PacWest Bancorp	1,312	34,899
Patriot National Bancorp, Inc.	549	4,842
Peapack-Gladstone Financial Corp.	520	16,120
Penns Woods Bancorp, Inc.	361	8,938
Pennsylvania Communication Bancorp, Inc. (a)	500	13,650
Peoples Bancorp, Inc.	541	9,435
Pinnacle Financial Partners, Inc. (a)	1,358	37,345
Popular, Inc. (d)	13,821	86,381
Preferred Bank, Los Angeles California (d)	632	3,571
PremierWest Bancorp	1,425	9,690
PrivateBancorp, Inc. (d)	1,696	52,847
Prosperity Bancshares, Inc.	2,360	77,904
Provident Bankshares Corp.	1,647	15,515
Renasant Corp.	1,049	20,298
Republic Bancorp, Inc., Kentucky Class A	905	20,046
Republic First Bancorp, Inc. (a)	530	4,436
Royal Bancshares of Pennsylvania, Inc. Class A	504	1,804
Rurban Financial Corp.	723	6,146
S&T Bancorp, Inc.	1,349	45,853
S.Y. Bancorp, Inc.	565	14,967
Sandy Spring Bancorp, Inc.	894	17,496
SCBT Financial Corp.	710	24,105
Seacoast Banking Corp., Florida	1,020	5,039
Security Bank Corp., Georgia (d)	948	1,138
Shore Bancshares, Inc.	765	19,194
Sierra Bancorp	727	14,678
Signature Bank, New York (a)	1,693	50,451
Simmons First National Corp. Class A	784	23,034
Smithtown Bancorp, Inc.	908	18,124
South Financial Group, Inc. (d)	3,652	15,777
Southcoast Financial Corp. (a)	534	2,243
Southern Community Financial Corp.	910	3,194
Southside Bancshares, Inc.	753	16,754
Southwest Bancorp, Inc., Oklahoma	811	11,589
State Bancorp, Inc., New York	646	7,752
StellarOne Corp.	1,399	23,070
Sterling Bancshares, Inc.	4,208	28,194
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
Sterling Financial Corp., Washington	2,417	$ 12,858
Suffolk Bancorp	413	13,670
Summit Financial Group, Inc.	583	5,101
Sun Bancorp, Inc., New Jersey	1,317	10,325
Superior Bancorp	529	2,518
Susquehanna Bancshares, Inc., Pennsylvania	4,135	63,183
SVB Financial Group (a)	1,610	64,481
Taylor Capital Group, Inc.	670	5,528
Temecula Valley Bancorp, Inc. (d)	461	645
Tennessee Commerce Bancorp, Inc. (a)	494	3,616
Texas Capital Bancshares, Inc. (a)	1,454	23,337
The First Bancorp, Inc.	596	11,348
TIB Financial Corp. (d)	790	3,753
TowneBank	1,100	24,640
Trico Bancshares	1,021	24,310
Trustmark Corp.	2,846	56,806
UCBH Holdings, Inc.	5,813	26,972
UMB Financial Corp.	2,087	99,779
Umpqua Holdings Corp. (d)	2,947	39,018
Union Bankshares Corp.	660	15,008
United Bankshares, Inc., West Virginia (d)	2,232	74,214
United Community Banks, Inc., Georgia (d)	2,794	36,825
United Security Bancshares, Inc.	450	7,650
United Security Bancshares, California (d)	904	9,845
Univest Corp. of Pennsylvania	760	23,803
Vineyard National Bancorp	1,503	88
Virginia Commerce Bancorp, Inc.	1,689	7,330
VIST Financial Corp.	512	4,506
Washington Banking Co., Oak Harbor	401	3,368
Washington Trust Bancorp, Inc.	961	18,855
WesBanco, Inc.	1,500	38,745
West Bancorp., Inc.	862	10,603
West Coast Bancorp, Oregon	948	4,645
Westamerica Bancorp.	1,361	72,351
Whitney Holding Corp.	3,004	52,660
Wilshire Bancorp, Inc.	1,594	10,935
Wintrust Financial Corp.	1,429	29,480
Yadkin Valley Financial Corp.	667	10,058
Zions Bancorp	5,770	184,005
		4,858,498
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Consumer Finance - 0.1%
Advanta Corp.:
Class A	639	$ 1,310
Class B	1,474	4,348
Cardtronics, Inc.	1,973	2,644
CompuCredit Corp. (a)(d)	4,390	14,707
Consumer Portfolio Services, Inc. (a)	1,184	1,208
Credit Acceptance Corp. (a)(d)	1,418	18,576
Dollar Financial Corp. (a)	1,044	7,914
EZCORP, Inc. (non-vtg.) Class A (a)	1,821	30,028
First Cash Financial Services, Inc. (a)	1,531	23,608
Nicholas Financial, Inc. (a)	537	1,155
QC Holdings, Inc.	1,007	4,532
United Panam Financial Corp. (a)	805	886
World Acceptance Corp. (a)	779	15,245
		126,161
Diversified Financial Services - 0.9%
Ampal-American Israel Corp. Class A (a)	2,681	3,003
Asset Acceptance Capital Corp. (a)	1,529	9,908
Asta Funding, Inc. (d)	686	1,838
California First National Bancorp	58	450
CME Group, Inc.	3,318	703,250
Compass Diversified Holdings	1,811	18,128
Elron Electronic Industries Ltd. (a)	1,076	2,023
Encore Capital Group, Inc. (a)	1,226	10,249
Interactive Brokers Group, Inc. (a)	2,180	39,763
Life Partners Holdings, Inc. (d)	666	23,776
MarketAxess Holdings, Inc. (a)	1,552	9,933
Marlin Business Services Corp. (a)	759	3,378
Medallion Financial Corp.	876	6,132
NewStar Financial, Inc. (a)	2,262	10,767
PICO Holdings, Inc. (a)	949	21,533
Portfolio Recovery Associates, Inc. (a)(d)	701	23,666
Resource America, Inc. Class A	1,085	4,557
The NASDAQ Stock Market, Inc. (a)	9,928	213,452
		1,105,806
Insurance - 1.4%
21st Century Holding Co.	425	1,721
American National Insurance Co.	1,318	97,295
American Physicians Capital, Inc.	490	18,792
American Physicians Service Group, Inc.	616	12,548
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Amerisafe, Inc. (a)	1,231	$ 19,942
Amtrust Financial Services, Inc.	3,009	26,900
Arch Capital Group Ltd. (a)	2,824	191,439
Argo Group International Holdings, Ltd. (a)	1,603	50,719
Baldwin & Lyons, Inc. Class B	518	9,505
CastlePoint Holdings Ltd.	2,492	25,568
Cincinnati Financial Corp.	8,053	235,470
CNinsure, Inc. ADR	855	6,515
CRM Holdings Ltd. (a)	727	1,258
Donegal Group, Inc. Class A	1,114	17,512
Eastern Insurance Holdings, Inc.	468	4,081
eHealth, Inc. (a)	1,376	15,095
EMC Insurance Group	882	21,777
Enstar Group Ltd. (a)	715	33,984
Erie Indemnity Co. Class A	2,489	93,188
FPIC Insurance Group, Inc. (a)	446	20,668
Greenlight Capital Re, Ltd. (a)	1,407	14,717
Hallmark Financial Services, Inc. (a)	1,598	9,876
Harleysville Group, Inc.	1,373	51,735
Infinity Property & Casualty Corp.	726	33,316
IPC Holdings Ltd.	2,507	70,196
Kansas City Life Insurance Co.	582	26,650
Maiden Holdings Ltd.	4,322	17,936
Max Capital Group Ltd.	2,590	29,940
Mercer Insurance Group, Inc.	261	3,002
National Interstate Corp.	862	14,473
National Western Life Insurance Co. Class A	185	29,783
Navigators Group, Inc. (a)	850	46,155
Philadelphia Consolidated Holdings Corp. (a)	3,495	214,768
PMA Capital Corp. Class A (a)	1,857	9,378
Presidential Life Corp.	1,433	15,419
RAM Holdings Ltd. (a)	1,178	401
Safety Insurance Group, Inc.	923	32,379
Selective Insurance Group, Inc.	2,577	59,168
Specialty Underwriters' Alliance, Inc. (a)	776	2,173
State Auto Financial Corp.	2,159	46,375
Tower Group, Inc.	1,222	27,874
United America Indemnity Ltd. Class A (a)	1,087	14,022
United Fire & Casualty Co.	1,401	29,967
		1,703,680
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - 0.1%
American Capital Agency Corp.	946	$ 18,863
Gladstone Commercial Corp.	882	11,298
Investors Real Estate Trust	3,458	33,992
Mission West Properties, Inc.	981	7,397
Monmouth Real Estate Investment Corp. Class A	1,800	12,402
Origen Financial, Inc.	1,905	1,715
		85,667
Real Estate Management & Development - 0.1%
Avatar Holdings, Inc. (a)	568	16,495
Elbit Imaging Ltd.	1,492	15,069
FirstService Corp. (sub. vtg.) (a)	1,604	23,271
FX Real Estate & Entertainment, Inc. (a)	2,537	863
Market Leader, Inc. (a)	3,144	5,408
Meruelo Maddux Properties, Inc. (a)	4,020	1,889
Stratus Properties, Inc. (a)	335	5,353
Thomas Properties Group, Inc.	2,004	4,048
ZipRealty, Inc. (a)	624	1,441
		73,837
Thrifts & Mortgage Finance - 1.8%
Abington Bancorp, Inc.	1,073	11,052
American Bancorp of New Jersey, Inc.	850	7,761
Anchor BanCorp Wisconsin, Inc.	2,266	6,639
Atlantic Coast Federal Corp.	668	3,206
Bank Mutual Corp.	2,905	29,776
BankFinancial Corp.	1,166	12,744
BankUnited Financial Corp. Class A (d)	1,780	463
Beneficial Mutual Bancorp, Inc. (a)	4,321	50,772
Benjamin Franklin Bancorp, Inc.	462	6,001
Berkshire Bancorp, Inc.	927	4,728
Berkshire Hills Bancorp, Inc.	848	24,592
Beverly Hills Bancorp, Inc. (a)	596	268
Brookline Bancorp, Inc., Delaware	3,297	37,223
Brooklyn Federal Bancorp, Inc.	773	10,590
Camco Financial Corp.	727	3,984
Capitol Federal Financial	3,586	153,373
CFS Bancorp, Inc.	485	3,516
Citizens First Bancorp, Inc., Delaware	345	794
Citizens South Banking Corp., Delaware	637	4,370
Clifton Savings Bancorp, Inc.	1,352	15,872
Cooperative Bankshares, Inc.	391	1,075
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Thrifts & Mortgage Finance - continued
Corus Bankshares, Inc. (d)	2,658	$ 3,163
Dime Community Bancshares, Inc.	1,804	24,336
ESB Financial Corp.	1,247	12,470
ESSA Bancorp, Inc.	1,083	14,588
First Defiance Financial Corp.	519	3,893
First Federal Bancshares of Arkansas, Inc.	569	4,381
First Financial Holdings, Inc.	874	19,394
First Financial Northwest, Inc.	1,571	14,186
First Financial Service Corp.	413	4,952
First Niagara Financial Group, Inc.	5,662	87,818
First PacTrust Bancorp, Inc.	595	5,914
First Place Financial Corp.	740	3,189
Flushing Financial Corp.	1,320	18,031
Fox Chase Bancorp, Inc. (a)	1,095	13,041
Heritage Financial Group	814	7,611
HMN Financial, Inc.	448	1,841
Home Federal Bancorp, Inc.	1,430	15,029
Hudson City Bancorp, Inc.	25,680	429,113
K-Fed Bancorp	734	6,033
Kearny Financial Corp.	3,732	47,658
Legacy Bancorp, Inc.	898	10,156
LSB Corp.	631	5,679
MutualFirst Financial, Inc.	550	3,636
NASB Financial, Inc.	336	9,754
Northeast Community Bancorp, Inc.	544	3,536
Northwest Bancorp, Inc.	2,315	49,610
OceanFirst Financial Corp.	1,038	15,487
Oritani Financial Corp. (a)	1,950	32,897
Pamrapo Bancorp, Inc.	666	5,082
Parkvale Financial Corp.	256	3,325
People's United Financial, Inc.	17,000	324,190
Provident Financial Holdings, Inc.	315	1,575
Provident New York Bancorp	2,244	27,265
Prudential Bancorp, Inc. of Pennsylvania	635	5,505
Pulaski Financial Corp.	484	3,388
PVF Capital Corp.	500	1,195
Riverview Bancorp, Inc.	1,020	3,570
Rockville Financial, Inc.	1,512	20,049
Roma Financial Corp.	1,827	26,893
Rome Bancorp, Inc.	1,067	9,720
Severn Bancorp, Inc.	677	2,979
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Thrifts & Mortgage Finance - continued
SI Financial Group, Inc.	1,167	$ 7,586
TFS Financial Corp.	15,490	198,737
TierOne Corp.	794	2,390
Timberland Bancorp, Inc.	250	1,728
Tree.com, Inc. (a)	388	710
Triad Guaranty, Inc. (a)	653	300
Trustco Bank Corp., New York	3,927	41,587
United Community Financial Corp., Ohio	1,933	3,634
United Financial Bancorp, Inc.	942	12,416
United Western Bancorp, Inc.	373	3,484
ViewPoint Financial Group	1,624	25,968
Washington Federal, Inc.	4,261	71,968
Waterstone Financial, Inc. (a)	2,022	9,605
Westfield Financial, Inc.	2,325	23,994
Willow Financial Bancorp, Inc.	911	9,064
WSFS Financial Corp.	381	16,673
		2,120,775
TOTAL FINANCIALS		12,980,141
HEALTH CARE - 15.7%
Biotechnology - 8.6%
3SBio, Inc. sponsored ADR (a)	740	4,425
Aastrom Biosciences, Inc. (a)	3,712	1,373
Abraxis BioScience, Inc. (a)	1,988	115,920
Acadia Pharmaceuticals, Inc. (a)	2,336	2,990
Achillion Pharmaceuticals, Inc. (a)	2,091	2,384
Acorda Therapeutics, Inc. (a)	1,743	31,583
AEterna Zentaris, Inc. (sub. vtg.) (a)	3,891	1,977
Affymax, Inc. (a)	700	8,155
Alexion Pharmaceuticals, Inc. (a)	3,853	129,692
Alkermes, Inc. (a)	4,738	34,966
Allos Therapeutics, Inc. (a)	4,164	29,981
Alnylam Pharmaceuticals, Inc. (a)	2,094	38,174
Altus Pharmaceuticals, Inc. (a)	1,380	787
Amgen, Inc. (a)	52,678	2,925,736
Amicus Therapeutics, Inc. (a)	1,041	9,265
Amylin Pharmaceuticals, Inc. (a)	7,465	55,316
Anadys Pharmaceuticals, Inc. (a)	1,141	2,248
Antigenics, Inc. (a)	2,149	1,096
Arena Pharmaceuticals, Inc. (a)	4,370	16,868
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
ARIAD Pharmaceuticals, Inc. (a)	5,143	$ 6,840
ArQule, Inc. (a)	4,596	15,580
Array Biopharma, Inc. (a)	2,535	9,582
AVI BioPharma, Inc. (a)	1,700	1,105
Avigen, Inc. (a)	1,684	1,128
BELLUS Health, Inc. (a)(d)	2,029	1,064
BioCryst Pharmaceuticals, Inc. (a)	2,702	3,864
Biogen Idec, Inc. (a)	14,423	610,237
BioMarin Pharmaceutical, Inc. (a)	5,104	86,921
Bionovo, Inc. (a)	3,200	928
Biosante Pharmaceuticals, Inc. (a)	2,732	4,890
BioSphere Medical, Inc. (a)	611	1,222
Celera Corp. (a)	4,293	41,814
Celgene Corp. (a)	22,620	1,178,502
Cell Genesys, Inc. (a)	4,799	1,152
Cephalon, Inc. (a)	3,395	249,465
Cepheid, Inc. (a)	3,179	43,171
Combinatorx, Inc. (a)	3,329	1,898
Cougar Biotechnology, Inc. (a)	1,059	25,628
Crucell NV sponsored ADR (a)	512	6,758
Cubist Pharmaceuticals, Inc. (a)	2,773	68,105
CuraGen Corp. (a)	4,368	2,621
Curis, Inc. (a)	1,951	1,424
CV Therapeutics, Inc. (a)	3,316	30,043
Cyclacel Pharmaceuticals, Inc. (a)	732	397
Cytokinetics, Inc. (a)	2,756	7,138
Cytori Therapeutics, Inc. (a)(d)	2,326	5,234
CytRx Corp. (a)	5,744	2,240
deCODE genetics, Inc. (a)	4,814	1,155
Dendreon Corp. (a)(d)	4,952	24,166
DUSA Pharmaceuticals, Inc. (a)	923	969
Dyax Corp. (a)	4,897	12,732
Dynavax Technologies Corp. (a)	1,807	400
EntreMed, Inc. (a)	4,673	1,122
Enzon Pharmaceuticals, Inc. (a)	2,870	14,092
EPIX Pharmaceuticals, Inc. (a)	1,392	418
Exact Sciences Corp. (a)	1,230	539
Genelabs Technologies, Inc. (a)	713	913
Genomic Health, Inc. (a)	1,567	29,037
Gentium SpA sponsored ADR (a)	138	87
GenVec, Inc. (a)(d)	4,370	1,967
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
Genzyme Corp. (a)	13,347	$ 854,475
Geron Corp. (a)	4,277	14,970
Gilead Sciences, Inc. (a)	45,811	2,051,875
GTx, Inc. (a)(d)	1,868	27,590
Halozyme Therapeutics, Inc. (a)	4,384	16,265
Hana Biosciences, Inc. (a)	1,626	276
Human Genome Sciences, Inc. (a)	6,500	11,245
Idenix Pharmaceuticals, Inc. (a)	2,947	17,063
Idera Pharmaceuticals, Inc. (a)	1,411	9,919
ImmunoGen, Inc. (a)	3,698	14,126
Immunomedics, Inc. (a)	4,527	8,058
Incyte Corp. (a)	6,455	21,560
Indevus Pharmaceuticals, Inc. (a)	3,541	8,853
Infinity Pharmaceuticals, Inc. (a)	762	4,976
Inhibitex, Inc. (a)	1,533	337
InterMune, Inc. (a)(d)	2,091	24,067
Introgen Therapeutics, Inc. (a)(d)	1,380	400
Isis Pharmaceuticals, Inc. (a)	4,765	54,655
Keryx Biopharmaceuticals, Inc. (a)	1,806	289
La Jolla Pharmaceutical Co. (a)	3,934	2,754
Lexicon Pharmaceuticals, Inc. (a)	5,575	9,533
Ligand Pharmaceuticals, Inc. Class B (a)	6,083	12,531
MannKind Corp. (a)(d)	6,818	21,477
Marshall Edwards, Inc. (a)(d)	5,445	5,445
Martek Biosciences	1,809	50,562
Maxygen, Inc. (a)	2,330	11,417
Medarex, Inc. (a)	7,351	37,123
Metabasis Therapeutics, Inc. (a)	1,518	683
Metabolix, Inc. (a)	1,176	8,220
Micromet, Inc. (a)(d)	2,092	8,598
Molecular Insight Pharmaceuticals, Inc. (a)(d)	1,312	4,133
Momenta Pharmaceuticals, Inc. (a)	1,763	15,691
Myriad Genetics, Inc. (a)	2,278	135,040
Nabi Biopharmaceuticals (a)	3,990	15,920
Neose Technologies, Inc. (a)	1,126	394
Neurocrine Biosciences, Inc. (a)	1,633	5,079
Neurogen Corp. (a)	1,639	163
NeurogesX, Inc. (a)	1,369	1,574
Northfield Laboratories, Inc. (a)	1,696	1,204
Novacea, Inc. (a)	1,752	1,997
Novavax, Inc. (a)	4,530	9,604
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
NPS Pharmaceuticals, Inc. (a)	2,378	$ 14,601
Nuvelo, Inc. (a)	2,576	747
Nymox Pharmaceutical Corp. (a)	1,810	5,557
Omrix Biopharmaceuticals, Inc. (a)	883	21,969
Oncolytics Biotech, Inc. (a)	1,142	1,326
ONYX Pharmaceuticals, Inc. (a)	2,660	74,746
Orchid Cellmark, Inc. (a)	2,602	2,238
OREXIGEN Therapeutics, Inc. (a)	1,773	12,393
Orthologic Corp. (a)	1,251	563
Oscient Pharmaceuticals Corp. (a)	769	208
OSI Pharmaceuticals, Inc. (a)	2,806	104,383
Osiris Therapeutics, Inc. (a)(d)	1,517	28,869
OXiGENE, Inc. (a)	1,607	1,173
Panacos Pharmaceuticals, Inc. (a)	3,400	646
PDL BioPharma, Inc.	6,047	57,930
Peregrine Pharmaceuticals, Inc. (a)	16,220	6,164
Pharmacopeia Drug Discovery, Inc. (a)	1,933	1,914
Pharmasset, Inc. (a)	1,439	23,700
Poniard Pharmaceuticals, Inc. (a)	1,760	5,227
Progen Pharmaceuticals Ltd. (a)	522	267
Progenics Pharmaceuticals, Inc. (a)	1,545	14,322
QLT, Inc. (a)	4,361	9,144
Regeneron Pharmaceuticals, Inc. (a)	3,861	59,691
Repligen Corp. (a)	1,624	6,334
Rigel Pharmaceuticals, Inc. (a)	1,886	13,994
RXi Pharmaceuticals Corp.	745	5,312
Sangamo Biosciences, Inc. (a)(d)	2,130	5,240
Savient Pharmaceuticals, Inc. (a)	2,645	9,787
SciClone Pharmaceuticals, Inc. (a)	1,927	1,734
Seattle Genetics, Inc. (a)	4,190	36,285
Senomyx, Inc. (a)	1,884	5,633
SIGA Technologies, Inc. (a)(d)	2,219	5,037
StemCells, Inc. (a)	2,240	2,374
Sunesis Pharmaceuticals, Inc. (a)	1,761	1,109
Synta Pharmaceuticals Corp. (a)(d)	2,072	10,982
Targacept, Inc. (a)	1,419	3,477
Telik, Inc. (a)	2,715	570
Theravance, Inc. (a)	2,783	18,590
TorreyPines Therapeutics, Inc. (a)	277	53
Trimeris, Inc.	671	1,597
Trubion Pharmaceuticals, Inc. (a)	854	1,136
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
United Therapeutics Corp. (a)	1,091	$ 59,820
Vanda Pharmaceuticals, Inc. (a)	1,177	765
Vertex Pharmaceuticals, Inc. (a)	7,475	183,810
Vical, Inc. (a)	1,765	1,959
XOMA Ltd. (a)	8,572	8,058
Zymogenetics, Inc. (a)(d)	3,440	9,322
		10,250,381
Health Care Equipment & Supplies - 1.9%
Abaxis, Inc. (a)	1,080	14,321
Abiomed, Inc. (a)	1,755	24,640
Accuray, Inc. (a)	3,130	15,807
Align Technology, Inc. (a)	3,139	21,973
Alphatec Holdings, Inc. (a)	3,191	6,350
American Medical Systems Holdings, Inc. (a)	4,075	35,860
Analogic Corp.	675	26,366
Angiodynamics, Inc. (a)	1,377	16,428
Anika Therapeutics, Inc. (a)	1,002	3,497
ArthroCare Corp. (a)	1,271	16,625
Aspect Medical Systems, Inc. (a)(d)	1,014	3,093
Atricure, Inc. (a)	695	1,717
Atrion Corp.	134	12,863
BioLase Technology, Inc. (a)	592	592
Candela Corp. (a)	1,339	670
Cardiac Science Corp. (a)	1,500	9,795
Cardica, Inc. (a)	1,278	5,713
Cardiodynamics International Corp. (a)	224	143
Cerus Corp. (a)	1,646	1,728
China Medical Technologies, Inc. sponsored ADR (d)	1,281	26,273
Conceptus, Inc. (a)	1,681	24,711
CONMED Corp. (a)	1,609	37,828
Cutera, Inc. (a)	521	4,632
Cyberonics, Inc. (a)	1,499	20,581
Cynosure, Inc. Class A (a)	700	6,468
Datascope Corp.	746	38,949
DENTSPLY International, Inc.	7,188	187,463
DexCom, Inc. (a)	2,219	4,438
Electro-Optical Sciences, Inc. (a)	1,612	5,561
Endologix, Inc. (a)	1,944	2,313
ev3, Inc. (a)	5,381	26,905
Exactech, Inc. (a)	800	14,008
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Gen-Probe, Inc. (a)	2,621	$ 96,584
Given Imaging Ltd. (a)	1,925	17,575
Hansen Medical, Inc. (a)(d)	1,751	16,092
HealthTronics, Inc. (a)	1,523	2,056
Hologic, Inc. (a)	12,804	180,024
Home Diagnostics, Inc. (a)	835	4,200
I-Flow Corp. (a)	1,516	6,034
ICU Medical, Inc. (a)	885	26,771
IDEXX Laboratories, Inc. (a)	2,931	90,597
Immucor, Inc. (a)	3,605	87,493
Insulet Corp. (a)	1,257	6,147
Integra LifeSciences Holdings Corp. (a)	1,328	41,819
Intuitive Surgical, Inc. (a)	1,922	254,723
IRIS International, Inc. (a)	1,016	13,005
Kensey Nash Corp. (a)	550	10,164
LeMaitre Vascular, Inc. (a)	426	988
Masimo Corp. (a)	2,930	79,960
Medical Action Industries, Inc. (a)	742	6,389
Meridian Bioscience, Inc.	1,928	45,944
Merit Medical Systems, Inc. (a)	1,302	18,892
Micrus Endovascular Corp. (a)	1,269	13,451
National Dentex Corp. (a)	337	1,634
Natus Medical, Inc. (a)	1,313	16,688
Neogen Corp. (a)	814	18,388
NeuroMetrix, Inc. (a)	497	328
NMT Medical, Inc. (a)	513	359
Northstar Neuroscience, Inc. (a)	1,041	1,145
NUCRYST Pharmaceuticals Corp. (a)	862	591
NuVasive, Inc. (a)	1,740	59,943
NxStage Medical, Inc. (a)	2,160	5,400
OraSure Technologies, Inc. (a)	2,902	9,983
Orthofix International NV (a)	1,015	12,150
Orthovita, Inc. (a)	5,865	19,648
Osteotech, Inc. (a)	1,235	2,421
Palomar Medical Technologies, Inc. (a)	1,008	9,122
Quidel Corp. (a)	1,644	22,408
Rochester Medical Corp. (a)	1,184	16,043
RTI Biologics, Inc. (a)	3,187	8,669
Shamir Optical Industry Ltd.	707	2,255
Sirona Dental Systems, Inc. (a)	3,050	36,539
Somanetics Corp. (a)	771	13,523
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Sonic Innovations, Inc. (a)	1,423	$ 1,508
SonoSite, Inc. (a)	970	17,547
Staar Surgical Co. (a)	832	1,506
Stereotaxis, Inc. (a)(d)	2,207	10,616
SurModics, Inc. (a)	854	19,420
Synergetics USA, Inc. (a)	1,175	1,163
Syneron Medical Ltd. (a)	1,227	8,969
Synovis Life Technologies, Inc. (a)	746	10,675
The Spectranetics Corp. (a)	1,742	4,912
Thermage, Inc. (a)	818	1,448
ThermoGenesis Corp. (a)	4,407	1,719
Thoratec Corp. (a)	2,841	71,110
TomoTherapy, Inc. (a)	4,758	10,991
Trinity Biotech PLC sponsored ADR (a)	674	1,240
Utah Medical Products, Inc.	500	11,295
Vascular Solutions, Inc. (a)	1,180	8,543
Vnus Medical Technologies, Inc. (a)	900	13,500
Volcano Corp. (a)	2,438	39,788
Wright Medical Group, Inc. (a)	1,881	31,902
Xtent, Inc. (a)	1,150	748
Young Innovations, Inc.	390	4,485
Zoll Medical Corp. (a)	1,000	17,810
		2,185,351
Health Care Providers & Services - 1.7%
Air Methods Corp. (a)	670	10,620
Allied Healthcare International, Inc. (a)	1,897	2,333
Allion Healthcare, Inc. (a)	2,425	7,906
Almost Family, Inc. (a)	474	20,837
Amedisys, Inc. (a)	1,359	52,852
America Service Group, Inc. (a)	530	4,505
American Dental Partners, Inc. (a)	487	3,316
AmSurg Corp. (a)	1,625	32,386
Animal Health International, Inc. (a)	1,331	1,957
athenahealth, Inc. (a)	1,627	44,466
Bio-Reference Laboratories, Inc. (a)	768	17,119
BioScrip, Inc. (a)	2,063	2,888
BMP Sunstone Corp. (a)	2,297	13,782
CardioNet, Inc.	1,214	24,134
Catalyst Health Solutions, Inc. (a)	2,360	53,100
Chindex International, Inc. (a)	849	5,094
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Corvel Corp. (a)	589	$ 13,017
Cross Country Healthcare, Inc. (a)	1,487	12,952
Dialysis Corp. of America (a)	301	2,092
Express Scripts, Inc. (a)	12,261	705,130
Genoptix, Inc. (a)	823	26,114
Gentiva Health Services, Inc. (a)	1,354	34,161
Health Grades, Inc. (a)	1,360	2,394
Healthways, Inc. (a)	1,740	14,077
Henry Schein, Inc. (a)	4,325	154,532
HMS Holdings Corp. (a)	1,451	42,805
Hythiam, Inc. (a)	2,025	1,721
InVentiv Health, Inc. (a)	1,583	19,043
IPC The Hospitalist Co., Inc.	1,100	19,195
LCA-Vision, Inc.	1,176	4,657
LHC Group, Inc. (a)	1,005	33,547
LifePoint Hospitals, Inc. (a)	2,630	52,758
Lincare Holdings, Inc. (a)	3,522	84,281
Magellan Health Services, Inc. (a)	1,972	64,780
Medcath Corp. (a)	881	6,502
MWI Veterinary Supply, Inc. (a)	632	15,768
National Research Corp.	370	9,909
NightHawk Radiology Holdings, Inc. (a)	1,452	4,211
NovaMed Eyecare, Inc. (a)	1,179	4,209
Odyssey Healthcare, Inc. (a)	1,890	15,441
Patterson Companies, Inc. (a)	6,081	114,444
PDI, Inc. (a)	594	2,376
Providence Service Corp. (a)	853	1,399
PSS World Medical, Inc. (a)	2,944	51,196
Psychiatric Solutions, Inc. (a)	2,714	68,664
RadNet, Inc. (a)	2,333	8,235
ResCare, Inc. (a)	1,417	18,492
Rural/Metro Corp. (a)	909	1,563
Sun Healthcare Group, Inc. (a)	2,052	20,561
The Ensign Group, Inc.	969	14,167
TLC Vision Corp. (a)	4,732	1,088
U.S. Physical Therapy, Inc. (a)	574	6,945
VCA Antech, Inc. (a)	4,404	83,896
Virtual Radiologic Corp.	597	4,328
		2,037,945
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Technology - 0.4%
Allscripts Healthcare Solutions, Inc.	7,837	$ 60,345
AMICAS, Inc. (a)	2,483	3,700
Cerner Corp. (a)	3,929	141,365
Computer Programs & Systems, Inc.	714	19,978
Eclipsys Corp. (a)	2,621	34,388
Emageon, Inc. (a)	1,549	3,903
HLTH Corp. (a)	9,351	87,619
iCAD, Inc. (a)	2,501	3,651
MedAssets, Inc.	2,828	35,916
Merge Healthcare, Inc.	930	791
Omnicell, Inc. (a)	1,601	18,155
Phase Forward, Inc. (a)	2,174	30,153
SXC Health Solutions Corp. (a)	1,302	20,580
Transcend Services, Inc. (a)	710	6,596
Vital Images, Inc. (a)	1,217	14,190
		481,330
Life Sciences Tools & Services - 1.0%
Accelrys, Inc. (a)	2,040	7,956
Affymetrix, Inc. (a)	3,427	9,390
Albany Molecular Research, Inc. (a)	1,520	14,425
AMAG Pharmaceuticals, Inc. (a)	903	30,413
Arrowhead Research Corp. (a)(d)	1,920	2,477
Bruker BioSciences Corp. (a)	7,792	36,622
Caliper Life Sciences, Inc. (a)	3,470	3,921
Clinical Data, Inc. (a)(d)	1,229	11,676
Combimatrix Corp. (a)	142	1,001
Compugen Ltd. (a)	1,757	1,037
Dionex Corp. (a)	837	42,930
Encorium Group, Inc. (a)	2,146	601
eResearchTechnology, Inc. (a)	2,410	13,592
Exelixis, Inc. (a)	5,406	16,705
Harvard Bioscience, Inc. (a)	3,295	6,722
ICON PLC sponsored ADR	2,736	57,976
Illumina, Inc. (a)	6,037	132,874
Kendle International, Inc. (a)	727	14,882
Life Technologies Corp. (a)	4,581	119,564
Luminex Corp. (a)	2,107	46,375
Medivation, Inc. (a)	1,561	23,275
Medtox Scientific, Inc. (a)	357	3,070
Nektar Therapeutics (a)	4,545	21,589
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Life Sciences Tools & Services - continued
PAREXEL International Corp. (a)	2,628	$ 21,865
Pharmaceutical Product Development, Inc.	5,830	153,562
PharmaNet Development Group, Inc. (a)	758	917
QIAGEN NV (a)	9,602	154,880
Sequenom, Inc. (a)	3,281	54,826
Techne Corp.	1,808	112,114
Varian, Inc. (a)	1,390	50,874
		1,168,111
Pharmaceuticals - 2.1%
Acura Pharmaceuticals, Inc. (a)(d)	1,862	14,486
Acusphere, Inc. (a)	1,243	758
Adolor Corp. (a)	1,931	3,650
Akorn, Inc. (a)(d)	4,150	6,806
Alexza Pharmaceuticals, Inc. (a)	1,512	2,722
Angiotech Pharmaceuticals, Inc. (a)	4,579	591
Artes Medical, Inc. (a)	195	14
Auxilium Pharmaceuticals, Inc. (a)	2,024	44,083
AVANIR Pharmaceuticals Class A (a)	1,525	427
Biodel, Inc. (a)	1,400	3,850
BioForm Medical, Inc. (d)	2,946	3,918
BioMimetic Therapeutics, Inc. (a)	903	7,766
Cadence Pharmaceuticals, Inc. (a)(d)	1,994	13,280
Cardiome Pharma Corp. (a)	3,117	13,675
Columbia Laboratories, Inc. (a)	1,899	3,171
Cypress Bioscience, Inc. (a)	1,787	9,578
DepoMed, Inc. (a)	2,463	3,818
Discovery Laboratories, Inc. (a)	4,625	4,579
Durect Corp. (a)	4,092	17,186
Emisphere Technologies, Inc. (a)(d)	1,366	1,352
Endo Pharmaceuticals Holdings, Inc. (a)	6,154	135,326
Eurand NV (a)	2,150	16,942
Flamel Technologies SA sponsored ADR (a)(d)	1,311	7,564
Generex Biotechnology Corp. (a)(d)	5,909	2,248
Hi-Tech Pharmacal Co., Inc. (a)	462	2,208
Hollis-Eden Pharmaceuticals, Inc. (a)	580	516
Inspire Pharmaceuticals, Inc. (a)	3,078	11,081
Ista Pharmaceuticals, Inc. (a)	1,726	820
Jazz Pharmaceuticals, Inc. (a)	1,184	1,776
Labopharm, Inc. (a)	3,695	1,669
Map Pharmaceuticals, Inc. (a)	1,099	5,055
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Matrixx Initiatives, Inc. (a)	810	$ 12,182
MDRNA, Inc. (a)	1,139	330
Medicines Co. (a)	2,835	36,543
MiddleBrook Pharmaceuticals, Inc. (a)(d)	5,533	7,414
NitroMed, Inc. (a)	982	246
Noven Pharmaceuticals, Inc. (a)	1,490	17,061
Novogen Ltd. sponsored ADR (a)	97	262
Obagi Medical Products, Inc. (a)	1,285	8,699
Optimer Pharmaceuticals, Inc. (a)(d)	2,046	16,266
Pain Therapeutics, Inc. (a)	2,318	20,352
Penwest Pharmaceuticals Co. (a)	1,484	1,425
Perrigo Co.	4,725	162,587
Pozen, Inc. (a)(d)	2,345	15,969
Questcor Pharmaceuticals, Inc. (a)	3,000	25,650
Quigley Corp. (a)	1,566	5,011
Replidyne, Inc. (a)	1,754	895
Repros Therapeutics, Inc. (a)(d)	1,488	13,481
Salix Pharmaceuticals Ltd. (a)	2,714	21,983
Santarus, Inc. (a)	3,045	6,821
Sepracor, Inc. (a)	5,783	68,008
Shire PLC sponsored ADR	2,755	112,955
Somaxon Pharmaceuticals, Inc. (a)	769	930
Spectrum Pharmaceuticals, Inc. (a)	2,018	2,825
Sucampo Pharmaceuticals, Inc. Class A (a)	1,103	6,761
SuperGen, Inc. (a)	3,481	6,196
Teva Pharmaceutical Industries Ltd. sponsored ADR	30,623	1,321,382
ViroPharma, Inc. (a)	3,909	44,172
Vivus, Inc. (a)	3,798	22,560
Warner Chilcott Ltd. (a)	12,793	169,507
XenoPort, Inc. (a)	1,285	40,400
		2,509,788
TOTAL HEALTH CARE		18,632,906
INDUSTRIALS - 5.9%
Aerospace & Defense - 0.3%
AeroVironment, Inc. (a)	1,076	34,679
American Science & Engineering, Inc.	467	35,431
Applied Energetics, Inc. (a)(d)	3,427	1,097
Applied Signal Technology, Inc.	992	15,564
Argon ST, Inc. (a)	996	19,512
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Aerospace & Defense - continued
Ascent Solar Technologies, Inc. (a)(d)	1,977	$ 7,374
Astronics Corp.	339	2,746
Axsys Technologies, Inc. (a)	558	38,954
BE Aerospace, Inc. (a)	4,955	40,532
Ceradyne, Inc. (a)	1,283	33,692
Elbit Systems Ltd.	1,990	73,411
Herley Industries, Inc. (a)	746	8,952
Innovative Solutions & Support, Inc.	1,067	4,364
Kratos Defense & Security Solutions, Inc. (a)	9,112	10,114
Ladish Co., Inc. (a)	750	12,428
Limco-Piedmont, Inc. (a)	806	2,281
LMI Aerospace, Inc. (a)	448	4,919
Sypris Solutions, Inc.	676	507
Taser International, Inc. (a)	3,257	14,168
TAT Technologies Ltd.	78	336
		361,061
Air Freight & Logistics - 0.8%
Air Transport Services Group, Inc. (a)	3,839	1,228
Atlas Air Worldwide Holdings, Inc. (a)	1,157	17,702
C.H. Robinson Worldwide, Inc.	8,397	428,919
Dynamex, Inc. (a)	596	10,889
Expeditors International of Washington, Inc.	10,415	348,173
Forward Air Corp.	1,303	30,125
Hub Group, Inc. Class A (a)	1,983	52,946
Pacer International, Inc.	1,724	16,706
Park-Ohio Holdings Corp. (a)	771	3,523
UTI Worldwide, Inc.	4,900	52,528
		962,739
Airlines - 0.4%
Allegiant Travel Co. (a)	1,058	45,642
Hawaiian Holdings, Inc. (a)	2,500	11,200
JetBlue Airways Corp. (a)(d)	13,269	69,530
Mesa Air Group, Inc. (a)	2,636	527
Pinnacle Airlines Corp. (a)	1,418	4,623
Republic Airways Holdings, Inc. (a)	1,879	26,250
Ryanair Holdings PLC sponsored ADR (a)	5,799	152,282
SkyWest, Inc.	2,857	43,426
UAL Corp.	6,466	72,743
		426,223
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Building Products - 0.1%
Aaon, Inc.	968	$ 18,431
American Woodmark Corp.	798	13,111
Apogee Enterprises, Inc.	1,343	10,475
Builders FirstSource, Inc. (a)	2,572	3,009
China Architectural Engineering, Inc. (a)(d)	2,400	6,960
Dayton Superior Corp. (a)	383	119
Gibraltar Industries, Inc.	1,466	18,911
Insteel Industries, Inc.	926	9,038
PGT, Inc. (a)	2,835	2,835
Universal Forest Products, Inc.	1,250	26,288
US Home Systems, Inc. (a)	272	511
		109,688
Commercial Services & Supplies - 0.9%
American Ecology Corp.	861	15,222
APAC Customer Services, Inc. (a)	2,411	2,580
Casella Waste Systems, Inc. Class A (a)	1,581	7,921
CECO Environmental Corp. (a)	977	2,101
Cintas Corp.	7,600	182,552
Clean Harbors, Inc. (a)	1,120	70,706
Copart, Inc. (a)	4,300	114,681
Courier Corp.	559	10,191
eTelecare Global Solutions, Inc. sponsored ADR (a)	368	3,213
Fuel Tech, Inc. (a)	1,311	11,589
G&K Services, Inc. Class A	958	22,417
GeoEye, Inc. (a)	876	17,511
Healthcare Services Group, Inc.	2,490	39,591
Herman Miller, Inc.	2,718	39,982
ICT Group, Inc. (a)	936	3,145
InnerWorkings, Inc. (a)	2,410	13,520
Interface, Inc. Class A	2,670	14,792
Intersections, Inc. (a)	1,601	6,948
Kimball International, Inc. Class B	1,764	11,801
McGrath RentCorp.	1,138	20,461
Mobile Mini, Inc. (a)	1,900	24,681
Multi-Color Corp.	745	9,983
Perma-Fix Environmental Services, Inc. (a)	2,601	2,211
PRG-Schultz International, Inc. (a)	1,378	6,173
Protection One, Inc. (a)	1,590	9,540
Standard Parking Corp. (a)	989	19,780
Stericycle, Inc. (a)	4,089	234,300
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Sykes Enterprises, Inc. (a)	1,937	$ 35,931
Team, Inc. (a)	910	25,680
Tetra Tech, Inc. (a)	3,024	60,601
United Stationers, Inc. (a)	1,256	39,953
Virco Manufacturing Co.	1,086	2,378
Waste Services, Inc. (a)	2,681	16,917
WCA Waste Corp. (a)	2,105	7,557
		1,106,609
Construction & Engineering - 0.2%
Foster Wheeler Ltd. (a)	6,568	146,204
Great Lakes Dredge & Dock Corp.	2,920	7,826
Insituform Technologies, Inc. Class A (a)	1,365	22,127
Integrated Electrical Services, Inc. (a)	652	4,068
Layne Christensen Co. (a)	939	21,203
MYR Group, Inc. (a)	1,000	10,150
Northwest Pipe Co. (a)	485	13,929
Orion Marine Group, Inc. (a)	876	6,701
Sterling Construction Co., Inc. (a)	731	12,032
		244,240
Electrical Equipment - 0.9%
A-Power Energy Generation Systems, Ltd. (a)(d)	1,497	6,437
Active Power, Inc. (a)	2,586	776
Advanced Battery Technologies, Inc. (a)	4,982	10,263
American Superconductor Corp. (a)(d)	2,268	29,688
BTU International, Inc. (a)	402	1,572
Canadian Solar, Inc. (a)(d)	1,783	9,913
Capstone Turbine Corp. (a)(d)	8,189	7,043
China BAK Battery, Inc. (a)(d)	3,906	9,687
China Sunergy Co. Ltd. ADR (a)(d)	1,739	6,156
Coleman Cable, Inc. (a)	1,065	5,698
Deswell Industries, Inc.	609	1,248
Encore Wire Corp.	1,157	19,623
Energy Conversion Devices, Inc. (a)	2,187	61,192
Evergreen Solar, Inc. (a)(d)	7,253	19,801
First Solar, Inc. (a)	3,996	498,861
Franklin Electric Co., Inc.	1,189	35,099
FuelCell Energy, Inc. (a)	4,613	20,113
Fushi Copperweld, Inc. (a)	1,319	5,012
GT Solar International, Inc.	8,093	28,487
Harbin Electric, Inc. (a)(d)	1,186	9,464
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - continued
Hoku Scientific, Inc. (a)(d)	796	$ 2,539
Hydrogenics Corp. (a)	3,294	1,461
II-VI, Inc. (a)	1,426	28,691
JA Solar Holdings Co. Ltd. ADR (a)(d)	5,651	19,892
LSI Industries, Inc.	1,143	7,852
Medis Technologies Ltd. (a)(d)	1,387	929
Microvision, Inc. (a)(d)	3,373	4,183
Ocean Power Technologies, Inc. (a)	1,435	8,696
Orion Energy Systems, Inc. (d)	2,172	8,340
Plug Power, Inc. (a)	6,316	6,505
Powell Industries, Inc. (a)	574	13,696
Power-One, Inc. (a)	3,532	4,415
PowerSecure International, Inc. (a)	871	4,024
Preformed Line Products Co.	259	10,044
Solarfun Power Holdings Co. Ltd. ADR (a)(d)	1,475	8,393
Sunpower Corp. Class A (a)(d)	2,137	74,218
Ultralife Corp. (a)	1,473	15,025
Valence Technology, Inc. (a)(d)	6,290	12,391
Vicor Corp.	1,500	8,685
Woodward Governor Co.	3,289	69,858
		1,095,970
Industrial Conglomerates - 0.0%
Otter Tail Corp.	1,648	30,966
Raven Industries, Inc.	817	20,874
		51,840
Machinery - 1.0%
3D Systems Corp. (a)	1,292	9,367
Altra Holdings, Inc. (a)	1,190	9,163
American Railcar Industries, Inc.	997	8,574
Astec Industries, Inc. (a)	1,092	33,033
Basin Water, Inc. (a)	1,439	1,151
Bucyrus International, Inc. Class A	3,666	71,597
Chart Industries, Inc. (a)	1,342	12,830
China Fire & Security Group, Inc. (a)(d)	1,300	8,957
Columbus McKinnon Corp. (NY Shares) (a)	850	9,962
Commercial Vehicle Group, Inc. (a)	736	824
Dynamic Materials Corp.	636	10,112
Energy Recovery, Inc.	3,247	22,761
Flanders Corp. (a)	1,144	6,326
Flow International Corp. (a)	2,159	4,707
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Force Protection, Inc. (a)	3,319	$ 13,210
FreightCar America, Inc.	549	11,935
Gencor Industries, Inc. (a)	519	3,633
Hardinge, Inc.	1,062	4,163
Hurco Companies, Inc. (a)	280	4,696
Joy Global, Inc.	5,391	125,556
K-Tron International, Inc. (a)	135	9,713
Key Technology, Inc. (a)	313	4,930
L.B. Foster Co. Class A (a)	551	17,560
Lincoln Electric Holdings, Inc.	2,215	101,203
MFRI, Inc. (a)	146	775
Middleby Corp. (a)	803	25,993
NN, Inc.	807	1,130
Nordson Corp.	1,663	53,964
Omega Flex, Inc.	414	10,350
PACCAR, Inc.	18,000	501,660
PMFG, Inc. (a)	562	4,552
Portec Rail Products, Inc.	692	3,744
RBC Bearings, Inc. (a)	1,025	23,288
Sun Hydraulics Corp.	774	11,780
Tecumseh Products Co.:
Class A (non-vtg.) (a)	752	8,889
Class B (a)	262	2,942
Titan Machinery, Inc.	1,026	11,994
TurboChef Technologies, Inc. (a)	1,655	6,256
Twin Disc, Inc.	466	3,094
		1,176,374
Marine - 0.1%
American Commercial Lines, Inc. (a)	2,461	11,001
Aries Maritime Transport Ltd.	1,020	775
DryShips, Inc. (d)	2,063	11,223
Eagle Bulk Shipping, Inc. (d)	2,237	9,686
Euroseas Ltd.	1,639	6,523
FreeSeas, Inc. (d)	1,718	2,319
OceanFreight, Inc.	753	2,598
Omega Navigation Enterprises, Inc. Class A	768	4,908
Paragon Shipping, Inc.	1,288	5,744
Star Bulk Carriers Corp.	3,238	7,318
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Marine - continued
TBS International Ltd. Class A (a)	745	$ 3,502
Ultrapetrol (Bahamas) Ltd. (a)	1,325	5,287
		70,884
Professional Services - 0.3%
51job, Inc. sponsored ADR (a)	868	6,111
Advisory Board Co. (a)	840	21,042
Barrett Business Services, Inc.	449	4,768
Comsys IT Partners, Inc. (a)	927	2,957
Corporate Executive Board Co.	1,587	36,596
CoStar Group, Inc. (a)	996	32,490
CRA International, Inc. (a)	570	16,541
Diamond Management & Technology Consultants, Inc.	2,113	9,382
Exponent, Inc. (a)	727	22,188
First Advantage Corp. Class A (a)	899	11,300
Heidrick & Struggles International, Inc.	907	18,775
Hudson Highland Group, Inc. (a)	1,554	4,880
Huron Consulting Group, Inc. (a)	1,095	57,050
ICF International, Inc. (a)	808	15,837
Kelly Services, Inc. Class A (non-vtg.)	1,569	18,279
Kforce, Inc. (a)	2,039	13,865
LECG Corp. (a)	1,366	7,185
Odyssey Marine Exploration, Inc. (a)(d)	3,058	10,061
On Assignment, Inc. (a)	2,000	11,500
RCM Technologies, Inc. (a)	426	392
Resources Connection, Inc. (a)	2,240	38,774
School Specialty, Inc. (a)	1,009	16,164
Thomas Group	587	329
VSE Corp.	427	14,245
		390,711
Road & Rail - 0.5%
AMERCO (a)	958	35,494
Arkansas Best Corp.	1,147	30,453
Celadon Group, Inc. (a)	1,014	7,818
Covenant Transport Group, Inc. Class A (a)	611	917
Frozen Food Express Industries, Inc.	1,931	11,007
Heartland Express, Inc.	4,452	68,739
J.B. Hunt Transport Services, Inc.	6,172	165,471
Landstar System, Inc.	2,580	82,921
Marten Transport Ltd. (a)	1,029	19,397
Old Dominion Freight Lines, Inc. (a)	1,882	44,792
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Road & Rail - continued
P.A.M. Transportation Services, Inc. (a)	668	$ 3,340
Patriot Transportation Holding, Inc. (a)	214	14,809
Quality Distribution, Inc. (a)	1,569	3,028
Saia, Inc. (a)	753	6,709
Trailer Bridge, Inc. (a)	724	3,084
Universal Truckload Services, Inc. (a)	990	17,860
USA Truck, Inc. (a)	550	7,343
Vitran Corp., Inc. (a)	938	7,525
Werner Enterprises, Inc. (d)	3,536	61,456
YRC Worldwide, Inc. (a)	2,664	10,603
		602,766
Trading Companies & Distributors - 0.4%
Aceto Corp.	1,413	12,491
Beacon Roofing Supply, Inc. (a)	2,630	31,087
DXP Enterprises, Inc. (a)	710	9,379
Fastenal Co.	7,334	282,432
H&E Equipment Services, Inc. (a)	1,668	11,226
Houston Wire & Cable Co.	1,065	8,286
Kaman Corp.	1,496	35,246
Lawson Products, Inc.	645	14,725
Mitsui & Co. Ltd. sponsored ADR	45	8,029
Rush Enterprises, Inc.:
Class A (a)	1,200	10,536
Class B (a)	1,009	9,848
		433,285
Transportation Infrastructure - 0.0%
Grupo Aeroportuario Norte Sab de CV ADR	550	4,576
Quixote Corp.	489	2,690
		7,266
TOTAL INDUSTRIALS		7,039,656
INFORMATION TECHNOLOGY - 47.4%
Communications Equipment - 9.3%
3Com Corp. (a)	20,647	41,500
Acme Packet, Inc. (a)	2,767	10,791
ADC Telecommunications, Inc. (a)	5,591	39,752
Adtran, Inc.	2,944	41,805
Airspan Networks, Inc. (a)	2,489	398
Airvana, Inc. (a)	3,656	17,256
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Alvarion Ltd. (a)	3,957	$ 12,662
Anaren, Inc. (a)	1,301	13,960
Arris Group, Inc. (a)	5,923	42,586
Aruba Networks, Inc. (a)	4,888	11,585
AudioCodes Ltd. (a)	1,741	3,290
Avanex Corp. (a)	830	946
Avocent Corp. (a)	2,171	40,837
Aware, Inc. (a)	1,453	2,601
Bel Fuse, Inc.:
Class A	177	3,195
Class B (non-vtg.)	746	14,540
BigBand Networks, Inc. (a)	4,499	16,376
Black Box Corp.	852	20,857
Blue Coat Systems, Inc. (a)	1,931	17,167
Bookham, Inc. (a)	4,309	1,961
Brocade Communications Systems, Inc. (a)	18,628	59,982
Ceragon Networks Ltd. (a)	2,866	16,823
China GrenTech Corp. Ltd. ADR (a)	1,452	1,423
China TechFaith Wireless Communication Technology Ltd. sponsored ADR (a)	798	774
Ciena Corp. (a)	4,311	31,901
Cisco Systems, Inc. (a)	294,335	4,868,301
Cogo Group, Inc. (a)	3,065	10,421
Comtech Telecommunications Corp. (a)	1,271	60,284
DG FastChannel, Inc. (a)	1,275	21,356
Digi International, Inc. (a)	1,799	16,587
Ditech Networks, Inc. (a)	1,208	1,148
EchoStar Holding Corp. Class A (a)	2,045	34,908
EMS Technologies, Inc. (a)	1,046	25,324
Endwave Corp. (a)	412	1,257
EXFO Electro-Optical Engineering, Inc. (sub. vtg.) (a)	2,296	5,555
Extreme Networks, Inc. (a)	7,442	15,628
F5 Networks, Inc. (a)	4,000	99,600
Finisar Corp. (a)	14,971	6,587
Foundry Networks, Inc. (a)	7,563	117,151
Globecomm Systems, Inc. (a)	1,123	5,828
Harmonic, Inc. (a)	4,659	23,994
Harris Stratex Networks, Inc. Class A (a)	1,328	6,627
Hughes Communications, Inc. (a)	1,384	24,220
Infinera Corp. (a)	4,816	47,004
InterDigital, Inc. (a)	2,210	58,609
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Ituran Location & Control Ltd.	1,591	$ 12,664
Ixia (a)	3,024	18,567
JDS Uniphase Corp. (a)	10,444	28,408
Juniper Networks, Inc. (a)	27,028	469,747
KVH Industries, Inc. (a)	1,563	7,002
Loral Space & Communications Ltd. (a)	977	8,256
Metalink Ltd. (a)	1,755	316
MRV Communications, Inc. (a)	7,974	4,864
NETGEAR, Inc. (a)	2,308	27,927
Network Engines, Inc. (a)	1,511	559
Neutral Tandem, Inc.	1,679	24,698
Nextwave Wireless, Inc. (a)	5,000	600
Nice Systems Ltd. sponsored ADR (a)	2,168	48,346
NMS Communications Corp. (a)	1,666	142
NumereX Corp. Class A (a)	847	2,787
Occam Networks, Inc. (a)	651	1,484
Oplink Communications, Inc. (a)	1,319	9,958
Opnext, Inc. (a)	3,029	6,270
ORBCOMM, Inc. (a)(d)	2,897	5,359
Orckit Communications Ltd. (a)	1,533	4,032
Parkervision, Inc. (a)(d)	2,588	9,576
PC-Tel, Inc.	1,155	6,976
Pegasus Wireless Corp. warrants 8/11/08 (a)	250	0
Performance Technologies, Inc. (a)	470	1,570
Polycom, Inc. (a)	4,140	77,956
Powerwave Technologies, Inc. (a)	6,700	3,216
Qiao Xing Universal Telephone, Inc. (a)(d)	925	1,748
QUALCOMM, Inc.	81,627	2,740,218
RADWARE Ltd. (a)	1,428	9,668
Research In Motion Ltd. (a)	28,078	1,234,073
Riverbed Technology, Inc. (a)	3,518	33,034
SCM Microsystems, Inc. (a)	1,068	1,410
SeaChange International, Inc. (a)	2,169	17,178
ShoreTel, Inc. (a)	2,588	11,439
Sierra Wireless, Inc. (a)	1,359	11,420
Silicom Ltd. (a)	400	2,084
Sonus Networks, Inc. (a)	14,252	22,091
Starent Networks Corp. (a)	3,389	33,721
Sycamore Networks, Inc. (a)	15,201	46,667
Symmetricom, Inc. (a)	2,546	10,642
Tekelec (a)	3,296	40,376
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR (d)	10,845	$ 77,216
Tellabs, Inc. (a)	19,474	81,207
Telular Corp. (a)	871	1,228
Tollgrade Communications, Inc. (a)	443	2,149
UTStarcom, Inc. (a)	5,640	10,716
ViaSat, Inc. (a)	1,507	32,295
Westell Technologies, Inc. Class A (a)	3,694	1,030
		11,118,247
Computers & Peripherals - 5.2%
ActivIdentity Corp. (a)	1,423	2,533
Adaptec, Inc. (a)	8,005	22,494
Apple, Inc. (a)	44,145	4,090,917
Avid Technology, Inc. (a)	1,800	22,536
Concurrent Computer Corp. (a)	225	731
Cray, Inc. (a)	1,576	2,963
Data Domain, Inc. (a)	2,970	48,263
Dell, Inc. (a)	97,484	1,088,896
Dot Hill Systems Corp. (a)	4,517	4,065
Electronics for Imaging, Inc. (a)	3,218	31,440
Hutchinson Technology, Inc. (a)	1,552	4,346
iGO, Inc. (a)	1,162	1,174
Immersion Corp. (a)	1,492	5,774
InFocus Corp. (a)	1,431	773
Intevac, Inc. (a)	1,019	5,034
Isilon Systems, Inc. (a)	2,877	9,379
LaserCard Corp. (a)	492	1,870
Logitech International SA (a)	8,902	116,171
NetApp, Inc. (a)	16,458	222,183
Novatel Wireless, Inc. (a)	1,802	6,902
Overland Storage, Inc. (a)	914	466
Palm, Inc.	5,566	13,303
Presstek, Inc. (a)	2,467	6,044
QLogic Corp. (a)	6,537	69,423
Rackable Systems, Inc. (a)	1,238	4,940
Rimage Corp. (a)	799	11,282
SanDisk Corp. (a)	10,860	86,880
Seagate Technology	23,864	100,467
Silicon Graphics, Inc. (a)	727	1,963
STEC, Inc. (a)	2,428	13,233
Stratasys, Inc. (a)	1,167	13,024
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
Sun Microsystems, Inc. (a)	37,635	$ 119,303
Super Micro Computer, Inc. (a)	1,887	9,831
Synaptics, Inc. (a)	1,623	35,657
Xyratex Ltd. (a)	1,510	4,153
		6,178,413
Electronic Equipment & Components - 1.2%
Acacia Research Corp. - Acacia Technologies (a)	1,296	3,707
Agilysys, Inc.	1,306	4,950
American Technology Corp. (a)	1,388	555
Brightpoint, Inc. (a)	4,939	20,349
CalAmp Corp. (a)	1,266	823
Cogent, Inc. (a)	4,460	59,942
Cognex Corp.	2,021	27,546
Coherent, Inc. (a)	1,203	29,943
Comverge, Inc. (a)	948	3,849
CPI International, Inc. (a)	798	7,453
Daktronics, Inc.	2,111	19,231
DDi Corp. (a)	1,501	5,193
Digital Ally, Inc. (a)	1,439	5,583
DTS, Inc. (a)	897	14,863
Echelon Corp. (a)	2,785	17,796
Electro Rent Corp.	1,443	15,916
Electro Scientific Industries, Inc. (a)	1,631	11,107
Entorian Technologies, Inc. (a)	3,710	965
FARO Technologies, Inc. (a)	894	12,865
Flextronics International Ltd. (a)	41,205	96,420
FLIR Systems, Inc. (a)	7,030	218,071
Frequency Electronics, Inc.	801	2,027
GSI Group, Inc. (a)	2,835	3,033
GTSI Corp. (a)	429	2,257
I. D. Systems Inc. (a)	623	2,710
ICx Technologies, Inc.	1,926	15,061
Insight Enterprises, Inc. (a)	2,484	10,110
IPG Photonics Corp. (a)	2,311	31,406
Itron, Inc. (a)	1,826	86,516
LeCroy Corp. (a)	1,187	4,143
Littelfuse, Inc. (a)	1,076	16,183
LoJack Corp. (a)	1,208	4,772
Magal Security Systems Ltd. (a)	1,252	6,673
Maxwell Technologies, Inc. (a)	1,792	8,745
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Measurement Specialties, Inc. (a)	600	$ 3,522
Mellanox Technologies Ltd. (a)	2,289	16,939
Mercury Computer Systems, Inc. (a)	1,018	2,789
Merix Corp. (a)	475	166
Molex, Inc.	4,781	65,022
Molex, Inc. Class A (non-vtg.)	3,756	45,297
MTS Systems Corp.	808	21,016
Multi-Fineline Electronix, Inc. (a)	1,227	12,810
National Instruments Corp.	3,828	92,293
NetList, Inc. (a)	1,508	558
Newport Corp. (a)	1,742	10,121
NU Horizons Electronics Corp. (a)	1,635	2,240
Optimal Group, Inc. Class A (a)	1,305	1,109
Orbotech Ltd. (a)	1,903	8,012
OSI Systems, Inc. (a)	1,358	18,849
PC Connection, Inc. (a)	1,121	5,751
PC Mall, Inc. (a)	507	1,866
Perceptron, Inc. (a)	784	2,140
Planar Systems, Inc. (a)	480	398
Plexus Corp. (a)	2,253	37,580
RadiSys Corp. (a)	1,638	9,828
Research Frontiers, Inc. (a)(d)	596	1,174
Richardson Electronics Ltd.	989	3,026
Rofin-Sinar Technologies, Inc. (a)	1,410	33,473
Sanmina-SCI Corp. (a)	25,282	16,180
ScanSource, Inc. (a)	1,258	21,399
SMART Modular Technologies (WWH), Inc. (a)	3,295	2,966
Spectrum Control, Inc. (a)	541	2,256
Tech Data Corp. (a)	2,516	43,879
Tessco Technologies, Inc. (a)	367	3,861
Trimble Navigation Ltd. (a)	6,041	122,995
TTM Technologies, Inc. (a)	2,158	11,027
Universal Display Corp. (a)(d)	2,049	14,937
X-Rite, Inc. (a)	1,218	2,911
Zones, Inc. (a)	1,631	10,031
Zygo Corp. (a)	1,222	8,077
		1,427,261
Internet Software & Services - 6.0%
Akamai Technologies, Inc. (a)	8,209	100,724
Ariba, Inc. (a)	4,231	34,060
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Art Technology Group, Inc. (a)	6,113	$ 11,737
AsiaInfo Holdings, Inc. (a)	2,367	26,108
Autobytel, Inc. (a)	3,159	1,895
Baidu.com, Inc. sponsored ADR (a)	1,308	177,731
Bankrate, Inc. (a)	967	26,563
China Finance Online Co. Ltd. ADR (a)	852	5,410
Chordiant Software, Inc. (a)	1,678	4,615
comScore, Inc. (a)	1,421	13,244
Constant Contact, Inc. (a)	1,501	20,939
CryptoLogic Ltd.	469	1,070
DealerTrack Holdings, Inc. (a)	2,047	24,257
Digital River, Inc. (a)	1,735	36,661
DivX, Inc. (a)	1,745	8,411
EarthLink, Inc. (a)	5,978	39,813
eBay, Inc. (a)	64,708	849,616
Equinix, Inc. (a)	1,865	84,690
GigaMedia Ltd. (a)	2,552	12,505
Gmarket, Inc. sponsored ADR (a)	1,260	19,895
Google, Inc. Class A (sub. vtg.) (a)	11,919	3,491,790
GSI Commerce, Inc. (a)	2,494	19,852
HSW International, Inc. (a)	2,128	745
Hurray! Holding Co. Ltd. ADR (a)	2,051	3,282
I-Many, Inc. (a)	2,704	433
IAC/InterActiveCorp (a)	6,534	96,638
InfoSpace, Inc.	1,767	13,800
Internap Network Services Corp. (a)	2,259	6,190
Internet Brands, Inc. Class A	2,000	12,540
Internet Capital Group, Inc. (a)	3,105	11,426
Internet Gold Golden Lines Ltd. (a)	1,727	7,133
Internet Initiative Japan, Inc. sponsored ADR	728	2,111
Interwoven, Inc. (a)	2,384	31,016
iPass, Inc. (a)	2,745	4,008
j2 Global Communications, Inc. (a)	2,068	40,367
Jupitermedia Corp. (a)	1,459	394
Keynote Systems, Inc. (a)	1,025	7,811
Limelight Networks, Inc. (a)	3,819	10,349
Liquidity Services, Inc. (a)	1,699	12,505
LivePerson, Inc. (a)	2,751	4,044
LoopNet, Inc. (a)	1,593	10,227
Marchex, Inc. Class B	1,598	8,917
Mercadolibre, Inc. (a)	2,172	26,759
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
MIVA, Inc. (a)	3,393	$ 916
ModusLink Global Solutions, Inc. (a)	2,310	10,256
Move, Inc. (a)	8,334	9,917
NaviSite, Inc. (a)	1,564	782
NetEase.com, Inc. sponsored ADR (a)	3,661	67,362
NIC, Inc.	3,113	14,413
Omniture, Inc. (a)	3,479	34,581
Open Text Corp. (a)	2,652	76,309
Openwave Systems, Inc. (a)	4,488	2,424
Perficient, Inc. (a)	1,706	5,203
PlanetOut, Inc. (a)	57	31
RADVision Ltd. (a)	1,823	12,542
RealNetworks, Inc. (a)	6,660	25,308
Rediff.com India Ltd. sponsored ADR (a)	371	742
S1 Corp. (a)	3,096	23,158
Saba Software, Inc. (a)	1,898	2,297
SAVVIS, Inc. (a)	3,324	26,160
Selectica, Inc. (a)	2,459	2,213
Sify Technologies Ltd. sponsored ADR (a)	1,939	2,249
Sina Corp. (a)	2,703	83,523
SkillSoft PLC sponsored ADR (a)	5,424	32,544
Sohu.com, Inc. (a)	1,869	90,721
SonicWALL, Inc. (a)	2,905	11,388
Supportsoft, Inc. (a)	2,282	4,587
Switch & Data Facilities Co., Inc. (a)	1,607	8,372
TechTarget, Inc. (a)	1,900	8,702
Terremark Worldwide, Inc. (a)	2,650	9,620
The Knot, Inc. (a)	1,581	11,889
TheStreet.com, Inc.	1,783	6,044
Travelzoo, Inc. (a)	630	4,486
United Online, Inc.	4,643	30,783
ValueClick, Inc. (a)	4,060	25,050
VeriSign, Inc. (a)	9,607	207,415
Vignette Corp. (a)	1,536	13,363
VistaPrint Ltd. (a)	2,139	34,973
Vocus, Inc. (a)	861	15,644
Web.com, Inc. (a)	1,607	4,066
WebMD Health Corp. Class A (a)	421	8,075
Websense, Inc. (a)	2,250	36,383
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Yahoo!, Inc. (a)	68,921	$ 793,281
Zix Corp. (a)	3,758	5,599
		7,085,652
IT Services - 2.3%
Acxiom Corp.	4,509	33,863
Automatic Data Processing, Inc.	25,200	1,034,712
Cass Information Systems, Inc.	612	21,726
Cognizant Technology Solutions Corp. Class A (a)	14,553	279,418
CSG Systems International, Inc. (a)	2,021	34,034
CyberSource Corp. (a)	3,329	30,893
Edgewater Technology, Inc. (a)	1,090	2,235
eLoyalty Corp. (a)	438	986
Euronet Worldwide, Inc. (a)	3,047	25,991
ExlService Holdings, Inc. (a)	1,527	10,842
Fiserv, Inc. (a)	8,106	276,739
Forrester Research, Inc. (a)	1,104	25,304
Gevity HR, Inc.	1,134	1,803
Hackett Group, Inc. (a)	1,964	5,853
iGate Corp. (a)	2,729	16,647
infoGROUP, Inc.	2,977	11,700
Infosys Technologies Ltd. sponsored ADR	5,316	133,697
Integral Systems, Inc. (a)	1,158	27,792
Lionbridge Technologies, Inc. (a)	3,727	3,615
ManTech International Corp. Class A (a)	1,040	56,597
NCI, Inc. Class A (a)	605	17,412
Ness Technologies, Inc. (a)	2,946	13,876
Newtek Business Services, Inc. (a)	1,293	313
Online Resources Corp. (a)	1,151	3,660
Paychex, Inc.	17,788	502,689
PFSweb, Inc. (a)	257	206
Rainmaker Systems, Inc. (a)	1,909	1,470
RightNow Technologies, Inc. (a)	1,835	14,790
Sapient Corp. (a)	6,401	25,220
SI International, Inc. (a)	691	21,103
SM&A (a)	996	5,418
Syntel, Inc.	2,165	52,003
TechTeam Global, Inc. (a)	575	2,496
Teletech Holdings, Inc. (a)	3,287	28,991
Telvent GIT SA	1,504	13,912
Tier Technologies, Inc. Class B (a)	1,098	5,051
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - continued
TRX, Inc. (a)	921	$ 497
Virtusa Corp. (a)	1,394	6,914
Yucheng Technologies Ltd. (a)(d)	792	5,322
		2,755,790
Office Electronics - 0.1%
Zebra Technologies Corp. Class A (a)	3,117	65,956
Semiconductors & Semiconductor Equipment - 7.1%
Actel Corp. (a)	1,548	14,334
Actions Semiconductor Co. Ltd. ADR (a)	1,319	1,992
Advanced Analogic Technologies, Inc. (a)	3,160	7,932
Advanced Energy Industries, Inc. (a)	1,930	15,015
Altera Corp.	14,491	213,163
Amkor Technology, Inc. (a)	8,646	19,021
ANADIGICS, Inc. (a)	2,899	3,595
Applied Materials, Inc.	65,926	631,571
Applied Micro Circuits Corp. (a)	3,924	14,519
ARM Holdings PLC sponsored ADR	4,374	19,464
ASM International NV (NASDAQ) (a)	497	4,229
ASML Holding NV (NY Shares)	5,219	80,007
Asyst Technologies, Inc. (a)	2,729	1,201
Atheros Communications, Inc. (a)	2,827	41,274
Atmel Corp. (a)	21,719	60,813
ATMI, Inc. (a)	1,949	23,232
AuthenTec, Inc. (a)	1,524	2,438
Axcelis Technologies, Inc. (a)	5,873	3,465
AXT, Inc. (a)	2,274	2,592
Broadcom Corp. Class A (a)	22,039	337,417
Brooks Automation, Inc. (a)	3,569	13,776
Cabot Microelectronics Corp. (a)	1,192	29,526
California Micro Devices Corp. (a)	960	1,670
Camtek Ltd. (a)	1,772	727
Cascade Microtech, Inc. (a)	599	1,264
Cavium Networks, Inc. (a)	2,057	22,318
Ceva, Inc. (a)	2,018	14,913
ChipMOS TECHNOLOGIES (Bermuda) Ltd. (a)	2,935	822
Cirrus Logic, Inc. (a)	3,482	14,694
Cohu, Inc.	1,597	17,886
Conexant Systems, Inc. (a)	2,384	2,432
Cree, Inc. (a)	4,329	68,745
Cymer, Inc. (a)	1,543	36,245
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Diodes, Inc. (a)	1,950	$ 9,107
DSP Group, Inc. (a)	2,504	14,323
EMCORE Corp. (a)(d)	3,730	7,311
Entegris, Inc. (a)	5,226	7,264
Entropic Communications, Inc.	2,900	2,900
Exar Corp. (a)	2,318	15,623
Ezchip Semiconductor Ltd. (a)	1,259	14,290
FEI Co. (a)	2,095	42,570
FormFactor, Inc. (a)	2,590	35,043
FSI International, Inc. (a)	988	482
Hi/fn, Inc. (a)	451	1,069
Himax Technologies, Inc. sponsored ADR	4,400	6,204
Hittite Microwave Corp. (a)	1,689	49,353
Ikanos Communications, Inc. (a)	2,406	2,839
Integrated Device Technology, Inc. (a)	8,169	42,234
Integrated Silicon Solution, Inc. (a)	1,031	1,897
Intel Corp.	280,000	3,864,000
Intersil Corp. Class A	5,900	53,454
IXYS Corp.	1,763	12,835
KLA-Tencor Corp.	8,505	159,979
Kopin Corp. (a)	4,812	10,105
Kulicke & Soffa Industries, Inc. (a)	2,259	3,185
Lam Research Corp. (a)	6,372	128,714
Lattice Semiconductor Corp. (a)	6,891	10,474
Leadis Technology, Inc. (a)	715	350
Linear Technology Corp.	10,981	219,071
LTX-Credence Corp. (a)	6,564	2,429
Marvell Technology Group Ltd. (a)	29,479	170,978
Mattson Technology, Inc. (a)	3,129	5,632
Maxim Integrated Products, Inc.	15,788	195,298
MEMSIC, Inc.	1,025	1,948
Micrel, Inc.	3,434	25,412
Microchip Technology, Inc.	8,704	161,024
Microsemi Corp. (a)	3,832	74,686
Microtune, Inc. (a)	3,311	7,615
Mindspeed Technologies, Inc. (a)	486	452
MIPS Technologies, Inc. (a)	1,934	2,611
MKS Instruments, Inc. (a)	2,747	39,310
Monolithic Power Systems, Inc. (a)	1,663	15,915
MoSys, Inc. (a)	2,523	6,030
Nanometrics, Inc. (a)	749	846
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Netlogic Microsystems, Inc. (a)	1,014	$ 18,901
Novellus Systems, Inc. (a)	4,857	60,178
NVE Corp. (a)	234	5,403
NVIDIA Corp. (a)	27,276	203,752
O2Micro International Ltd. sponsored ADR (a)	1,627	4,246
Omnivision Technologies, Inc. (a)	3,201	19,206
ON Semiconductor Corp. (a)	19,718	57,577
PDF Solutions, Inc. (a)	1,837	3,711
Pericom Semiconductor Corp. (a)	1,526	8,256
Photronics, Inc. (a)	1,773	798
Pixelworks, Inc. (a)	616	591
PLX Technology, Inc. (a)	1,370	2,863
PMC-Sierra, Inc. (a)	12,272	49,211
Power Integrations, Inc.	1,523	27,871
Rambus, Inc. (a)	5,068	52,251
Ramtron International Corp. (a)	3,073	5,193
RF Micro Devices, Inc. (a)	12,902	17,160
Rubicon Technology, Inc.	1,000	4,560
Rudolph Technologies, Inc. (a)	1,643	5,422
Semitool, Inc. (a)	2,121	7,911
Semtech Corp. (a)	3,476	39,348
Sigma Designs, Inc. (a)	1,477	13,780
Silicon Image, Inc. (a)	4,219	15,948
Silicon Laboratories, Inc. (a)	2,277	47,726
Silicon Motion Technology Corp. sponsored ADR (a)(d)	1,507	4,400
Silicon Storage Technology, Inc. (a)	6,222	18,853
Siliconware Precision Industries Co. Ltd. sponsored ADR	5,178	21,333
SiRF Technology Holdings, Inc. (a)	2,719	3,943
Skyworks Solutions, Inc. (a)	8,645	46,597
Spansion, Inc. Class A (a)	7,455	1,864
Spreadtrum Communications, Inc. ADR (a)	1,843	1,345
SRS Labs, Inc. (a)	1,570	6,280
Standard Microsystems Corp. (a)	1,064	16,215
Supertex, Inc. (a)	648	13,511
Techwell, Inc. (a)	1,387	7,698
Tessera Technologies, Inc. (a)	2,472	45,435
Tower Semiconductor Ltd. (a)	10,000	2,200
Transmeta Corp. (a)	942	16,909
Transwitch Corp. (a)	3,937	1,220
Trident Microsystems, Inc. (a)	4,759	7,995
TriQuint Semiconductor, Inc. (a)	7,064	18,225
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Ultra Clean Holdings, Inc. (a)	1,092	$ 2,304
Ultratech, Inc. (a)	1,310	16,441
Varian Semiconductor Equipment Associates, Inc. (a)	3,451	63,498
Veeco Instruments, Inc. (a)	2,798	16,592
Verigy Ltd. (a)	2,975	27,400
Vimicro International Corp. sponsored ADR (a)	1,066	1,855
Virage Logic Corp. (a)	2,224	7,539
Volterra Semiconductor Corp. (a)	1,363	10,195
White Electronic Designs Corp. (a)	952	3,437
Xilinx, Inc.	13,378	218,864
Zilog, Inc. (a)	2,792	7,594
Zoran Corp. (a)	3,042	22,876
		8,451,635
Software - 16.2%
Access Integrated Technologies, Inc. Class A (a)	987	711
ACI Worldwide, Inc. (a)(d)	1,709	26,831
Activision Blizzard, Inc. (a)	65,466	765,952
Actuate Corp. (a)	4,398	11,567
Adobe Systems, Inc. (a)	26,278	608,598
Advent Software, Inc. (a)	1,360	30,328
Aladdin Knowledge Systems Ltd. (a)	753	5,678
Allot Communications Ltd. (a)	1,427	2,840
American Software, Inc. Class A	951	3,871
Ansys, Inc. (a)	4,421	127,590
Authentidate Holding Corp. (a)	825	289
Autodesk, Inc. (a)	11,258	186,770
Blackbaud, Inc.	2,172	27,150
Blackboard, Inc. (a)	1,775	43,718
BluePhoenix Solutions Ltd. (a)	1,138	2,060
Borland Software Corp. (a)	5,134	6,674
Bottomline Technologies, Inc. (a)	1,331	9,051
CA, Inc.	25,838	435,112
Cadence Design Systems, Inc. (a)	13,009	50,215
Callidus Software, Inc. (a)	2,708	5,524
Catapult Communications Corp. (a)	635	3,435
CDC Corp. Class A (a)	5,802	5,280
Check Point Software Technologies Ltd. (a)	10,450	215,375
Citrix Systems, Inc. (a)	9,143	243,752
ClickSoftware Technologies Ltd. (a)	3,155	6,815
CommVault Systems, Inc. (a)	2,256	23,124
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Compuware Corp. (a)	13,359	$ 84,830
Concur Technologies, Inc. (a)	2,459	67,500
Convera Corp. Class A (a)(d)	4,146	1,866
Corel Corp. (a)	1,715	7,289
Deltek, Inc.	1,900	9,120
DemandTec, Inc. (a)	1,327	9,634
Descartes Systems Group, Inc. (a)	893	2,377
Digimarc Corp. (a)	456	4,104
Double-Take Software, Inc. (a)	1,976	15,591
ebix.com, Inc. (a)	483	12,522
ECtel Ltd. (a)	243	114
Electronic Arts, Inc. (a)	16,053	305,970
Entrust, Inc. (a)	2,378	3,353
Epicor Software Corp. (a)	3,021	12,386
EPIQ Systems, Inc. (a)	1,723	27,982
Evolving Systems, Inc. (a)	203	181
FalconStor Software, Inc. (a)	2,755	7,990
Fundtech Ltd. (a)	1,244	9,430
Glu Mobile, Inc. (a)	2,413	603
Gravity Co. Ltd. sponsored ADR (a)	917	596
Guidance Software, Inc. (a)	905	3,068
i2 Technologies, Inc. (a)	1,200	9,960
Informatica Corp. (a)	4,425	61,419
Interactive Intelligence, Inc. (a)	995	7,413
Intuit, Inc. (a)	15,985	354,228
Jack Henry & Associates, Inc.	4,175	76,862
JDA Software Group, Inc. (a)	1,443	19,019
Kenexa Corp. (a)	1,120	6,765
KongZhong Corp. sponsored ADR (a)	751	2,568
Lawson Software, Inc. (a)	8,051	31,560
Logility, Inc. (a)	978	3,814
Macrovision Solutions Corp. (a)	5,000	58,800
Magic Software Enterprises Ltd. (a)	1,246	1,807
Magma Design Automation, Inc. (a)	4,785	8,517
Majesco Entertainment Co. (a)	700	378
Manhattan Associates, Inc. (a)	1,167	17,913
Mentor Graphics Corp. (a)	4,733	32,090
MICROS Systems, Inc. (a)	3,864	64,336
Microsoft Corp.	455,030	9,200,688
MicroStrategy, Inc. Class A (a)	430	15,342
Monotype Imaging Holdings, Inc. (a)	1,789	9,661
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
MSC.Software Corp. (a)	2,247	$ 16,853
NDS Group PLC sponsored ADR (a)	792	37,818
Net 1 UEPS Technologies, Inc. (a)	3,086	31,477
NetScout Systems, Inc. (a)	2,070	16,457
Novell, Inc. (a)	18,123	82,460
Nuance Communications, Inc. (a)	11,460	105,203
OpenTV Corp. Class A (a)	9,648	11,192
Opnet Technologies, Inc. (a)	1,106	12,210
Oracle Corp. (a)	257,100	4,136,739
Parametric Technology Corp. (a)	6,031	69,718
Pegasystems, Inc.	2,064	24,458
Perfect World Co. Ltd. sponsored ADR Class B (a)	1,703	29,717
Pervasive Software, Inc. (a)	1,282	4,936
Phoenix Technologies Ltd. (a)	1,781	5,949
Plato Learning, Inc. (a)	886	930
Progress Software Corp. (a)	2,033	43,262
QAD, Inc.	2,253	9,170
Quality Systems, Inc. (d)	1,450	43,602
Quest Software, Inc. (a)	5,419	72,344
Radiant Systems, Inc. (a)	1,704	8,350
Renaissance Learning, Inc.	1,546	14,687
Retalix Ltd. (a)	909	5,445
Salary.com, Inc. (a)	857	2,031
Shanda Interactive Entertainment Ltd. sponsored ADR (a)	1,866	40,044
Smith Micro Software, Inc. (a)	1,606	8,207
Soapstone Networks, Inc. (a)	1,421	3,126
Sonic Foundry, Inc. (a)	4,781	2,773
Sonic Solutions, Inc.	1,220	1,562
Sourcefire, Inc. (a)	1,189	6,872
SourceForge, Inc. (a)	4,499	3,014
SPSS, Inc. (a)	863	21,092
SuccessFactors, Inc.	2,835	17,577
SumTotal Systems, Inc. (a)	2,233	6,453
Symantec Corp. (a)	41,566	500,039
Symyx Technologies, Inc. (a)	1,829	7,353
Synchronoss Technologies, Inc. (a)	1,589	11,155
Synopsys, Inc. (a)	7,004	112,274
Take-Two Interactive Software, Inc.	4,251	51,650
Taleo Corp. Class A (a)	1,343	8,676
TeleCommunication Systems, Inc. Class A (a)	1,617	12,774
The9 Ltd. sponsored ADR (a)	698	8,962
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
THQ, Inc. (a)	4,162	$ 19,728
TIBCO Software, Inc. (a)	8,942	43,279
TiVo, Inc. (a)	5,166	25,933
Ultimate Software Group, Inc. (a)	1,224	18,739
Unica Corp. (a)	960	3,734
Vasco Data Security International, Inc. (a)	1,959	20,452
Veraz Networks, Inc. (a)	1,800	954
Versant Corp. (a)	349	4,219
Wind River Systems, Inc. (a)	3,884	32,393
		19,195,998
TOTAL INFORMATION TECHNOLOGY		56,278,952
MATERIALS - 1.0%
Chemicals - 0.4%
A. Schulman, Inc.	1,335	18,116
ADA-ES, Inc. (a)	172	463
Altair Nanotechnologies, Inc. (a)(d)	2,936	4,433
American Pacific Corp. (a)	617	6,256
Balchem Corp.	1,054	27,436
Fuwei Films Holdings Co. Ltd. (a)	926	926
GenTek, Inc. (a)	691	12,728
Hawkins, Inc.	1,094	17,252
ICO, Inc. (a)	1,832	8,226
Innophos Holdings, Inc.	1,042	17,172
Innospec, Inc.	1,134	6,532
KMG Chemicals, Inc.	572	1,613
Landec Corp. (a)	1,498	10,396
Methanex Corp.	4,970	54,109
Nanophase Technologies Corp. (a)	626	639
Penford Corp.	697	7,855
ShengdaTech, Inc. (a)(d)	2,933	11,673
Sigma Aldrich Corp.	6,100	262,971
Zoltek Companies, Inc. (a)	1,700	13,685
		482,481
Construction Materials - 0.0%
U.S. Concrete, Inc. (a)	2,507	8,073
United States Lime & Minerals, Inc. (a)	327	8,773
		16,846
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Containers & Packaging - 0.1%
AEP Industries, Inc. (a)	305	$ 6,323
Caraustar Industries, Inc. (a)	1,168	327
Silgan Holdings, Inc.	1,893	85,639
Smurfit-Stone Container Corp. (a)	12,161	6,932
		99,221
Metals & Mining - 0.5%
Anglo American PLC ADR	6,300	75,159
Century Aluminum Co. (a)	2,297	18,721
China Natural Resources, Inc. (a)(d)	1,155	11,504
China Precision Steel, Inc. (a)(d)	3,260	4,434
DRDGOLD Ltd. sponsored ADR	1,532	7,354
Haynes International, Inc. (a)	550	10,027
Horsehead Holding Corp. (a)	1,615	5,007
Kaiser Aluminum Corp.	1,011	21,342
Lihir Gold Ltd. sponsored ADR (a)	912	13,835
Olympic Steel, Inc.	572	10,010
Pan American Silver Corp. (a)	4,341	65,115
Randgold Resources Ltd. sponsored ADR	2,886	110,332
Royal Gold, Inc.	1,797	71,880
Schnitzer Steel Industries, Inc. Class A	1,150	31,050
Silver Standard Resources, Inc. (a)	2,954	31,517
Steel Dynamics, Inc.	9,827	81,171
Universal Stainless & Alloy Products, Inc. (a)	308	3,758
US Energy Corp. (a)	949	1,604
		573,820
Paper & Forest Products - 0.0%
Mercer International, Inc. (SBI) (a)	2,806	6,454
Pope Resources, Inc. LP	213	3,640
		10,094
TOTAL MATERIALS		1,182,462
TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.3%
012 Smile.Communications Ltd.	1,640	9,200
8X8, Inc. (a)(d)	2,302	1,125
Alaska Communication Systems Group, Inc.	2,238	21,709
Arbinet-thexchange, Inc.	800	1,784
Atlantic Tele-Network, Inc.	773	17,733
Cbeyond, Inc. (a)	1,847	28,093
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Cogent Communications Group, Inc. (a)(d)	2,278	$ 12,529
Consolidated Communications Holdings, Inc.	1,553	15,810
D&E Communications, Inc.	1,468	10,995
General Communications, Inc. Class A (a)	2,316	18,134
Gilat Satellite Networks Ltd. (a)	1,826	4,455
Global Crossing Ltd. (a)	2,783	21,346
Globalstar, Inc. (a)	4,226	887
HickoryTech Corp.	972	5,638
iBasis, Inc. (a)	3,580	4,976
Level 3 Communications, Inc. (a)	77,500	72,873
NTELOS Holdings Corp.	2,024	44,953
PAETEC Holding Corp. (a)	6,776	9,825
Shenandoah Telecommunications Co.	1,130	28,092
SureWest Communications	663	8,095
Telefonos de Mexico SA de CV Series A sponsored ADR	257	4,492
tw telecom, inc. (a)	6,987	53,311
Warwick Valley Telephone Co.	420	3,822
		399,877
Wireless Telecommunication Services - 0.6%
America Movil SAB de CV Series A sponsored ADR	375	11,231
Centennial Communications Corp. Class A (a)	5,196	40,165
Clearwire Corp. (a)	6,960	46,075
FiberTower Corp. (a)	6,611	3,636
ICO Global Communications Holdings Ltd. Class A (a)	6,456	10,975
IPCS, Inc. (a)	733	5,461
Leap Wireless International, Inc. (a)	3,269	65,380
Linktone Ltd. sponsored ADR (a)	452	357
Millicom International Cellular SA	5,311	203,571
NII Holdings, Inc. (a)	8,270	160,769
Partner Communications Co. Ltd. ADR	591	9,220
SBA Communications Corp. Class A (a)	5,366	84,729
Terrestar Corp. (a)	8,807	3,787
USA Mobility, Inc.	1,571	17,124
		662,480
TOTAL TELECOMMUNICATION SERVICES		1,062,357
Common Stocks - continued
	Shares	Value
UTILITIES - 0.1%
Electric Utilities - 0.0%
Enernoc, Inc. (a)	958	$ 6,859
MGE Energy, Inc.	1,089	38,551
		45,410
Gas Utilities - 0.0%
Delta Natural Gas Co., Inc.	344	8,046
Independent Power Producers & Energy Traders - 0.0%
Synthesis Energy Systems, Inc. (a)	3,632	3,559
Water Utilities - 0.1%
Artesian Resources Corp. Class A	433	6,924
Cadiz, Inc. (a)	828	10,093
Connecticut Water Service, Inc.	559	13,941
Consolidated Water Co., Inc.	699	7,479
Middlesex Water Co.	728	12,522
Pure Cycle Corp. (a)	764	2,070
Southwest Water Co.	1,718	7,267
York Water Co.	618	6,953
		67,249
TOTAL UTILITIES		124,264
TOTAL COMMON STOCKS (Cost $153,171,388)		113,723,981
U.S. Treasury Obligations - 0.9%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.77% to 1.47% 12/26/08 to 4/9/09 (e) (Cost $1,036,427)	$ 1,040,000	1,039,604
Money Market Funds - 4.4%
	Shares	Value
Fidelity Cash Central Fund, 1.29% (b)	3,474,125	$ 3,474,125
Fidelity Securities Lending Cash Central Fund, 1.11% (b)(c)	1,756,587	1,756,587
TOTAL MONEY MARKET FUNDS (Cost $5,230,712)		5,230,712
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $159,438,527)		119,994,297
NET OTHER ASSETS - (1.1)%		(1,339,489)
NET ASSETS - 100%		$ 118,654,808
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
206 CME NASDAQ 100 E-mini Index Contracts	Dec. 2008	$ 4,886,320	$ (236,681)

The face value of futures purchased as a percentage of net assets - 4.1%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,039,604.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 134,576
Fidelity Securities Lending Cash Central Fund	212,040
Total	$ 346,616
Other Information

The following is a summary of the inputs used, as of November 30, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 119,994,297	$ 118,954,693	$ 1,039,604	$ -
Other Financial Instruments*	$ (236,681)	$ (236,681)	$ -	$ -
*Other financial instruments include Futures Contracts.
Income Tax Information
At November 30, 2008, the fund had a capital loss carryforward of approximately $5,238,336 all of which will expire on November 30, 2016.
The Fund intends to elect to defer to its fiscal year ending November 30, 2009 approximately $929,382 of losses recognized during the period November 1, 2008 to November 30, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2008

Assets
Investment in securities, at value (including securities loaned of $1,663,695) - See accompanying schedule: Unaffiliated issuers (cost $154,207,815)	$ 114,763,585
Fidelity Central Funds (cost $5,230,712)	5,230,712
Total Investments (cost $159,438,527)		$ 119,994,297
Cash		19,068
Receivable for investments sold		294,910
Receivable for fund shares sold		145,119
Dividends receivable		161,142
Distributions receivable from Fidelity Central Funds		18,634
Prepaid expenses		1,662
Receivable from investment adviser for expense reductions		30,903
Other receivables		268
Total assets		120,666,003

Liabilities
Payable for investments purchased	$ 30,319
Payable for fund shares redeemed	53,143
Accrued management fee	23,710
Distribution fees payable	20,249
Payable for daily variation on futures contracts	36,420
Other affiliated payables	23,955
Other payables and accrued expenses	66,812
Collateral on securities loaned, at value	1,756,587
Total liabilities		2,011,195

Net Assets		$ 118,654,808
Net Assets consist of:
Paid in capital		$ 163,825,608
Undistributed net investment income		1,014,338
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(6,504,227)
Net unrealized appreciation (depreciation) on investments		(39,680,911)
Net Assets, for 5,793,764 shares outstanding		$ 118,654,808
Net Asset Value, offering price and redemption price per share ($118,654,808 ÷ 5,793,764 shares)		$ 20.48

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2008

Investment Income
Dividends		$ 1,392,805
Interest		12,782
Income from Fidelity Central Funds (including $212,040 from security lending)		346,616
Total income		1,752,203

Expenses
Management fee	$ 392,969
Transfer agent fees	238,145
Distribution fees	98,293
Licensing fees	98,293
Accounting and security lending fees	64,103
Custodian fees and expenses	10,495
Independent trustees' compensation	764
Registration fees	27,965
Audit	52,768
Legal	827
Miscellaneous	17,612
Total expenses before reductions	1,002,234
Expense reductions	(428,843)	573,391
Net investment income (loss)		1,178,812
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(2,336,282)
Foreign currency transactions	350
Futures contracts	(3,740,137)
Total net realized gain (loss)		(6,076,069)
Change in net unrealized appreciation (depreciation) on: Investment securities	(76,017,093)
Futures contracts	(217,912)
Total change in net unrealized appreciation (depreciation)		(76,235,005)
Net gain (loss)		(82,311,074)
Net increase (decrease) in net assets resulting from operations		$ (81,132,262)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended November 30, 2008	Year ended November 30, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,178,812	$ 969,693
Net realized gain (loss)	(6,076,069)	2,655,870
Change in net unrealized appreciation (depreciation)	(76,235,005)	13,942,137
Net increase (decrease) in net assets resulting from operations	(81,132,262)	17,567,700
Distributions to shareholders from net investment income	(955,824)	(554,801)
Distributions to shareholders from net realized gain	(2,655,065)	(1,394,836)
Total distributions	(3,610,889)	(1,949,637)
Share transactions Proceeds from sales of shares	80,730,441	98,042,961
Reinvestment of distributions	3,480,678	1,892,026
Cost of shares redeemed	(71,473,364)	(104,531,786)
Net increase (decrease) in net assets resulting from share transactions	12,737,755	(4,596,799)
Redemption fees	89,618	137,143
Total increase (decrease) in net assets	(71,915,778)	11,158,407

Net Assets
Beginning of period	190,570,586	179,412,179
End of period (including undistributed net investment income of $1,014,338 and undistributed net investment income of $1,012,249, respectively)	$ 118,654,808	$ 190,570,586
Other Information Shares
Sold	2,829,865	2,856,015
Issued in reinvestment of distributions	97,635	57,435
Redeemed	(2,445,688)	(3,047,231)
Net increase (decrease)	481,812	(133,781)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 35.88	$ 32.95	$ 30.32	$ 28.79	$ 26.97
Income from Investment Operations
Net investment income (loss) B	.22	.18	.14	.09	.38 E
Net realized and unrealized gain (loss)	(14.96)	3.07	2.69	1.86	1.47
Total from investment operations	(14.74)	3.25	2.83	1.95	1.85
Distributions from net investment income	(.18)	(.10)	(.08)	(.30)	(.02)
Distributions from net realized gain	(.50)	(.25)	(.13)	(.14)	(.04)
Total distributions	(.68)	(.35)	(.21)	(.44)	(.06)
Redemption fees added to paid in capital B	.02	.03	.01	.02	.03
Net asset value, end of period	$ 20.48	$ 35.88	$ 32.95	$ 30.32	$ 28.79
Total Return A	(41.83)%	10.05%	9.42%	6.92%	6.99%
Ratios to Average Net Assets C, F
Expenses before reductions	.61%	.60%	.58%	.65%	.71%
Expenses net of fee waivers, if any	.35%	.35%	.42%	.45%	.45%
Expenses net of all reductions	.35%	.35%	.42%	.45%	.45%
Net investment income (loss)	.72%	.52%	.47%	.30%	1.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 118,655	$ 190,571	$ 179,412	$ 117,324	$ 103,333
Portfolio turnover rate D	13%	18%	7%	10%	5%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.35 per share.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2008

1. Organization.

Fidelity Nasdaq Composite Index Fund (the Fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

are traded. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of November 30, 2008, for the Fund's investments is included at the end of the Fund's Schedule of Investments.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, partnerships, market discount, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 14,771,723
Unrealized depreciation	(54,789,109)
Net unrealized appreciation (depreciation)	(40,017,386)
Undistributed ordinary income	1,007,380
Capital loss carryforward	(5,238,336)

Cost for federal income tax purposes	$ 160,011,683

The tax character of distributions paid was as follows:

	November 30, 2008	November 30, 2007
Ordinary Income	$ 1,752,343	$ 666,881
Long-term Capital Gains	1,858,546	1,282,756
Total	$ 3,610,889	$ 1,949,637

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for reporting periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value

Annual Report

Notes to Financial Statements - continued

4. Operating Policies - continued

Futures Contracts - continued

of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $31,787,555 and $21,306,015, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .24% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by FMR for providing these services.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted a Distribution and Service Plan. The Fund pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution fee based on annual percentage of the Fund's average net assets of up to .25%. In addition, FDC pays NASDAQ for marketing services provided to the Fund. For the period, the distribution fees were equivalent to an annualized rate of .06% of average net assets. The total amounts paid to and retained by FDC were $98,293 and $0, respectively.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR, was the Fund's transfer agent. For the period the transfer agent fees were equivalent to an annual rate of .15% of average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Licensing Fees. Under the terms of a license agreement, FMR pays NASDAQ an annual licensing fee for the use of the NASDAQ Composite Index. FMR has entered into a sub-license agreement with the Fund whereby the Fund pays FMR the amount of the license fee at the rate of up to .06% of the Fund's average net assets.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $341 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions.

FMR contractually agreed to waive expenses of the Fund to the extent annual operating expenses exceeded .35% of average net assets. This waiver will remain in place through January 31, 2010. Some expenses, for example interest expense, including commitment fees, are excluded from this waiver. During the period this waiver reduced the Fund's expenses by $428,350.

In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and transfer agent expenses by $413 and $80, respectively.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Commonwealth Trust and Shareholders of Fidelity Nasdaq Composite Index Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Nasdaq Composite Index Fund (the Fund), a fund of Fidelity Commonwealth Trust, including the schedule of investments, as of November 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Nasdaq Composite Index Fund as of November 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 29, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 381 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1974

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Currently, Mr. Dirks serves as a member of the Board of Directors for Brookville Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-
present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-
present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of Fidelity Distributors Corporation (FDC) (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/
Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The fund designates 67% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 73% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on April 16, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	23,727,587,776.19	95.875
Withheld	1,020,991,311.90	4.125
TOTAL	24,748,579,088.09	100.000
Dennis J. Dirks
Affirmative	23,825,239,061.03	96.269
Withheld	923,340,027.06	3.731
TOTAL	24,748,579,088.09	100.000
Edward C. Johnson 3d
Affirmative	23,651,709,495.75	95.568
Withheld	1,096,869,592.34	4.432
TOTAL	24,748,579,088.09	100.000
Alan J. Lacy
Affirmative	23,800,282,191.08	96.168
Withheld	948,296,897.01	3.832
TOTAL	24,748,579,088.09	100.000
Ned C. Lautenbach
Affirmative	23,793,631,497.85	96.141
Withheld	954,947,590.24	3.859
TOTAL	24,748,579,088.09	100.000
Joseph Mauriello
Affirmative	23,811,616,983.60	96.214
Withheld	936,962,104.49	3.786
TOTAL	24,748,579,088.09	100.000
Cornelia M. Small
Affirmative	23,802,118,377.97	96.176
Withheld	946,460,710.12	3.824
TOTAL	24,748,579,088.09	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	23,739,468,362.04	95.923
Withheld	1,009,110,726.05	4.077
TOTAL	24,748,579,088.09	100.000
David M. Thomas
Affirmative	23,821,835,168.41	96.255
Withheld	926,743,919.68	3.745
TOTAL	24,748,579,088.09	100.000
Michael E. Wiley
Affirmative	23,809,071,367.86	96.204
Withheld	939,507,720.23	3.796
TOTAL	24,748,579,088.09	100.000
PROPOSAL 2
To amend the Declaration of Trust of Fidelity Commonwealth Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	20,666,515,787.64	83.506
Against	2,780,145,204.68	11.233
Abstain	858,047,822.92	3.468
Broker Non-Votes	443,870,272.85	1.793
TOTAL	24,748,579,088.09	100.000

A Denotes trust-wide proposal and voting results.

Semiannual Report

Board Approval of Investment Advisory Contracts and Management Fees

Nasdaq Composite Index Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against a broad-based securities market index over multiple periods. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2007, the fund's cumulative total returns and the cumulative total returns of a broad-based securities market index ("benchmark").

Nasdaq Composite Index Fund

The Board stated that the investment performance of the fund compared favorably to its benchmark for the one-year period, although the fund's three-year cumulative total return was lower than its benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 37% means that 63% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Nasdaq Composite Index Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked above its competitive median for 2007. The Board also considered that, following discussions with the Board, effective September 1, 2006, FMR contractually agreed to waive a portion of its management fee until January 31, 2009, to the extent necessary to maintain the fund's total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses) at 35 basis points.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's total expenses were reasonable, although above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Geode Capital Management, LLC

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

The Fidelity Telephone Connection

1-800-FIDELITY

EIF-UANN-0109
1.795563.105

Fidelity®

Nasdaq Composite® Index Tracking Stock

Annual Report

November 30, 2008
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Premium/Discount Analysis	<Click Here>	Information regarding the fund's NAV and market price.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-FIDELITY to request a free copy of the proxy voting guidelines.

Nasdaq® and Nasdaq Composite® are trademarks of The Nasdaq Stock Market®, Inc. (which with its Affiliates are the Corporations) and are licensed for use by Fidelity. The product has not been passed on by the Corporations as to its legality or suitability. The product is not issued, endorsed or sold by the Corporations. The Corporations make no warranties and bear no liability with respect to shares of the product.

Annual Report

Geode is a registered trademark of Geode Capital Management, LLC.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

The fund's net asset value ("NAV") performance is based on the NAV calculated each business day. It is calculated in accordance with the standard formula for valuing mutual fund shares as of the close of regular trading hours on the Nasdaq stock market, normally 4:00 p.m. Eastern time (or NYSE if Nasdaq is closed). The fund's market price performance is based on the daily closing price of the shares of the fund on the Nasdaq stock market.

Cumulative total returns reflect performance over the period shown generally by adding one year's return - positive or negative - to the next year's return. NAV and closing market price average annual returns reflect the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any), at NAV and Market Price, respectively, and assumes a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Cumulative Total Returns

Periods ended November 30, 2008	Past 1 year	Past 5 years	Life of Fund A
Fidelity® Nasdaq Composite® Index Tracking Stock - NAV	-41.62%	-19.78%	-13.43%
Fidelity Nasdaq Composite Index Tracking Stock - Market Price	-42.30%	-20.84%	-14.75%
NASDAQ Composite® Index	-41.80%	-18.87%	-12.37%

Average Annual Total Returns

Periods ended November 30, 2008	Past 1 year	Past 5 years	Life of Fund A
Fidelity Nasdaq Composite Index Tracking Stock - NAV	-41.62%	-4.31%	-2.74%
Fidelity Nasdaq Composite Index Tracking Stock - Market Price	-42.30%	-4.57%	-3.03%

A From September 25, 2003.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Nasdaq Composite® Index Tracking Stock - NAV on September 25, 2003, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the NASDAQ Composite® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Jeffrey Adams, who oversees the Fidelity® Nasdaq Composite® Index Tracking Stock's investment management team as Head of Indexing for Geode Capital Management, LLC

Equity markets dropped sharply during the 12 months ending November 30, 2008, as home values fell, credit availability decreased and liquidity became increasingly scarce. In that time, the Standard & Poor's 500SM Index fell 38.09%. All 10 sectors in the S&P 500® were negative, led by a nearly 58% decline in financials. Beginning in September, the U.S. economy spiraled downward, as several large financial institutions went bankrupt, were forced into acquisitions or were taken over by the federal government. The Federal Reserve Board facilitated many of these and other transactions, and also lowered the federal funds target rate twice in October - on top of five other rate cuts during the year - leaving it at 1.00% at period end. The stock market continued to perform erratically, however, as unemployment levels rose, energy prices dropped and consumer confidence waned. The Dow Jones Industrial AverageSM declined 32.11% for the 12-month period, while the technology-heavy NASDAQ Composite® Index dropped 41.80%. By comparison, the MSCI® EAFE® Index (Europe, Australasia, Far East) - a measure of developed markets outside the U.S. and Canada - tumbled 47.70%.

For the year ending November 30, 2008, the fund's return at net asset value was -41.62%, in line with the NASDAQ Composite Index. The fund's market price return was -42.30%. Health care was the market's best-performing sector overall, losing approximately 25% of its value. In contrast, the energy and telecommunication services sectors did the worst, each declining roughly 60%. The index's largest single sector, information technology - which made up more than half of the NASDAQ® - declined by roughly 45%, moderately underperforming the index. Most of the fund's largest individual detractors came from this sector. The biggest overall was Microsoft. Although the software giant modestly outperformed the NASDAQ, its impact on performance was magnified because of the stock's very large stake in the index. Also declining was Internet search and advertising company Google, whose prospects dimmed along with the general pullback in advertising spending. Computer and personal electronics product maker Apple lost value as well. The portfolio's relatively few outperformers were dwarfed by the detractors. Modest contributors included payroll and business services company Automatic Data Processing and biotechnology giant Amgen.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Premium/Discount Analysis (Unaudited)

Shares of Fidelity Nasdaq Composite Index Tracking Stock (the fund) are listed on the Nasdaq Stock Market and can be bought and sold on the secondary market at market prices. Although the market price is expected to approximate the fund's NAV, it is possible that the market price and NAV will vary significantly. The closing market price is the daily closing price as reported on the Nasdaq Stock Market.

Premiums or discounts are the differences (expressed as a basis point differential with 1 basis point equaling 1/100 of 1%) between the fund's NAV and closing market price. A premium indicates that the closing market price is trading above the NAV. A discount indicates that the closing market price is trading below the NAV. A discrepancy may exist with respect to the timing of when the NAV is calculated and the determination of the closing market price.

The chart below presents information about the differences between the fund's daily closing market price and the fund's NAV.

Period Ended November 30, 2008

From November 30, 2003
to November 30, 2008	Closing Price Below NAV		Closing Price Above or Equal to NAV
Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
0 - <25	659	52.34%	511	40.58%
25 - <50	38	3.02%	21	1.67%
50 - <75	11	0.87%	6	0.48%
75 - <100	1	0.08%	2	0.16%
100 or above	4	0.32%	6	0.48%
Total	713	56.63%	546	43.37%

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2008 to November 30, 2008).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value June 1, 2008	Ending Account Value November 30, 2008	Expenses Paid During Period* June 1, 2008 to November 30, 2008
Actual	.30%	$ 1,000.00	$ 613.20	$ 1.21
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,023.50	$ 1.52

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	8.1	7.1
Cisco Systems, Inc.	4.3	4.3
Oracle Corp.	3.6	3.2
Apple, Inc.	3.6	4.5
Intel Corp.	3.4	3.6
Google, Inc. Class A (sub. vtg.)	3.1	3.7
Amgen, Inc.	2.6	1.3
QUALCOMM, Inc.	2.4	2.1
Gilead Sciences, Inc.	1.8	1.4
Comcast Corp. Class A	1.6	1.3
	34.5
Market Sectors as of November 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	49.4	52.4
Health Care	16.4	12.9
Financials	11.4	8.6
Consumer Discretionary	11.2	12.2
Industrials	6.2	6.9
Consumer Staples	2.1	1.8
Energy	1.1	1.9
Materials	1.0	1.4
Telecommunication Services	1.0	1.4
Utilities	0.1	0.1
Asset Allocation (% of fund's net assets)
To match the NASDAQ Composite Index, Fidelity Nasdaq Composite Index Tracking Stock seeks 100% investment exposure to stocks at all times.

Annual Report

Investments November 30, 2008

Showing Percentage of Net Assets

Common Stocks - 99.9%
	Shares	Value
CONSUMER DISCRETIONARY - 11.2%
Auto Components - 0.2%
Amerigon, Inc. (a)	976	$ 3,640
Amerityre Corp. (a)	1,119	615
ATC Technology Corp. (a)	884	15,284
Ballard Power Systems, Inc. (a)	4,257	9,229
China Automotive Systems, Inc. (a)	846	2,411
Dorman Products, Inc. (a)	870	10,370
Exide Technologies (a)	2,549	11,471
Federal-Mogul Corp. Class A (a)	3,321	17,568
Fuel Systems Solutions, Inc. (a)	539	18,644
Gentex Corp.	4,947	43,385
Hayes Lemmerz International, Inc. (a)	2,853	1,997
Noble International Ltd.	1,495	643
Quantum Fuel Systems Technologies Worldwide, Inc. (a)	6,330	4,937
Shiloh Industries, Inc.	689	2,584
Spartan Motors, Inc.	682	2,032
Westport Innovations, Inc. (a)	1,040	4,249
Wonder Auto Technology, Inc. (a)	1,014	3,813
		152,872
Automobiles - 0.0%
Nissan Motor Co. Ltd. sponsored ADR	1,709	11,416
Distributors - 0.1%
Audiovox Corp. Class A (a)	300	1,743
Core-Mark Holding Co., Inc. (a)	273	5,493
LKQ Corp. (a)	4,868	50,725
Source Interlink Companies, Inc. (a)	1,340	268
		58,229
Diversified Consumer Services - 1.1%
American Public Education, Inc.	682	26,980
Apollo Group, Inc. Class A (non-vtg.) (a)	5,427	417,011
Capella Education Co. (a)	604	36,155
Career Education Corp. (a)	3,139	58,009
Coinstar, Inc. (a)	1,111	20,620
Corinthian Colleges, Inc. (a)	2,892	46,503
Grand Canyon Education, Inc.	1,400	20,776
Learning Tree International, Inc. (a)	852	9,977
Lincoln Educational Services Corp. (a)	721	9,914
Matthews International Corp. Class A	1,144	46,710
Princeton Review, Inc. (a)	982	5,097
Steiner Leisure Ltd. (a)	546	13,208
Stewart Enterprises, Inc. Class A	3,607	11,506
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Diversified Consumer Services - continued
Strayer Education, Inc.	475	$ 113,815
thinkorswim Group, Inc. (a)	3,111	20,097
		856,378
Hotels, Restaurants & Leisure - 1.2%
AFC Enterprises, Inc. (a)	898	3,619
Ambassadors Group, Inc.	857	7,764
Ambassadors International, Inc. (a)	474	474
Ameristar Casinos, Inc.	2,021	15,481
Benihana, Inc. (a)	118	251
Benihana, Inc. Class A (sub. vtg.) (a)	222	471
BJ's Restaurants, Inc. (a)	1,040	10,171
Bob Evans Farms, Inc.	1,157	19,403
Buffalo Wild Wings, Inc. (a)	552	12,674
California Pizza Kitchen, Inc. (a)	917	7,107
Caribou Coffee Co., Inc. (a)	552	861
Carrols Restaurant Group, Inc. (a)	598	1,184
CBRL Group, Inc.	656	12,680
Century Casinos, Inc. (a)	911	838
Churchill Downs, Inc.	598	20,966
Cosi, Inc. (a)	1,989	776
Ctrip.com International Ltd. sponsored ADR	2,287	53,218
Denny's Corp. (a)	4,759	8,852
Einstein Noah Restaurant Group, Inc. (a)	695	3,468
Empire Resorts, Inc. (a)	1,548	2,709
FortuNet, Inc. (a)	456	903
Gaming Partners International Corp. (a)	351	1,832
Great Wolf Resorts, Inc. (a)	1,437	1,624
Home Inns & Hotels Management, Inc. sponsored ADR (a)	1,207	10,972
International Speedway Corp. Class A	1,130	29,324
Interval Leisure Group, Inc. (a)	1,696	8,989
Isle of Capri Casinos, Inc. (a)	1,138	3,824
Jamba, Inc. (a)	2,282	1,415
McCormick & Schmick's Seafood Restaurants (a)	682	2,455
Melco PBL Entertainment (Macau) Ltd. sponsored ADR (a)	3,750	11,925
Monarch Casino & Resort, Inc. (a)	846	7,614
Morgans Hotel Group Co. (a)	1,125	4,500
MTR Gaming Group, Inc. (a)	1,378	3,473
Multimedia Games, Inc. (a)	963	2,215
O'Charleys, Inc.	885	1,876
P.F. Chang's China Bistro, Inc. (a)	792	14,834
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Panera Bread Co. Class A (a)	1,007	$ 44,751
Papa John's International, Inc. (a)	890	15,771
Peet's Coffee & Tea, Inc. (a)	559	12,617
Penn National Gaming, Inc. (a)	2,944	62,413
Premier Exhibitions, Inc. (a)	1,327	1,009
Red Robin Gourmet Burgers, Inc. (a)	689	8,399
Rick's Cabaret International, Inc. (a)	475	2,114
Ruth's Chris Steak House, Inc. (a)	546	814
Scientific Games Corp. Class A (a)	3,373	50,629
Shuffle Master, Inc. (a)	2,476	10,597
Sonic Corp. (a)	1,989	16,807
Starbucks Corp. (a)	24,693	220,508
Texas Roadhouse, Inc. Class A (a)	3,017	16,865
The Cheesecake Factory, Inc. (a)	2,321	16,897
Town Sports International Holdings, Inc. (a)	1,002	2,836
Trump Entertainment Resorts, Inc. (a)	1,437	447
Wynn Resorts Ltd.	3,848	153,227
Youbet.com, Inc. (a)	1,891	1,759
		929,202
Household Durables - 0.2%
Bassett Furniture Industries, Inc.	721	3,064
California Coastal Communities, Inc. (a)	650	338
Cavco Industries, Inc. (a)	194	5,870
Comstock Homebuilding Companies, Inc. Class A (a)	306	70
Craftmade International, Inc.	378	616
DEI Holdings, Inc. (a)	508	142
Dixie Group, Inc. (a)	443	1,338
Flexsteel Industries, Inc.	768	5,307
Garmin Ltd.	6,974	119,116
Helen of Troy Ltd. (a)	922	14,439
Hooker Furniture Corp.	688	4,589
iRobot Corp. (a)	805	8,404
Lifetime Brands, Inc.	468	1,661
Makita Corp. sponsored ADR	77	1,499
Palm Harbor Homes, Inc. (a)	1,574	11,663
Stanley Furniture Co., Inc.	781	4,842
Universal Electronics, Inc. (a)	584	9,694
		192,652
Internet & Catalog Retail - 1.3%
1-800-FLOWERS.com, Inc. Class A (a)	1,560	5,819
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Internet & Catalog Retail - continued
Amazon.com, Inc. (a)	14,700	$ 627,690
Bidz.com, Inc. (a)	839	3,197
Blue Nile, Inc. (a)	578	13,791
dELiA*s, Inc. (a)	1,067	2,390
Drugstore.com, Inc. (a)	2,814	2,814
Expedia, Inc. (a)	8,964	75,298
Gaiam, Inc. Class A (a)	716	3,680
HSN, Inc. (a)	1,696	6,343
Liberty Media Corp. - Interactive Series A (a)	21,664	56,976
Netflix, Inc. (a)	2,027	46,580
NutriSystem, Inc.	1,183	16,574
Overstock.com, Inc. (a)	844	8,854
PetMed Express, Inc. (a)	1,065	19,095
Priceline.com, Inc. (a)	1,400	96,600
Shutterfly, Inc. (a)	1,251	8,557
Stamps.com, Inc. (a)	585	5,183
Ticketmaster Entertainment, Inc. (a)	1,696	6,767
US Auto Parts Network, Inc. (a)	1,054	2,171
ValueVision Media, Inc. Class A (a)	1,392	696
		1,009,075
Leisure Equipment & Products - 0.1%
Arctic Cat, Inc.	676	4,090
JAKKS Pacific, Inc. (a)	942	16,862
Pool Corp.	1,670	28,774
RC2 Corp. (a)	754	8,015
Smith & Wesson Holding Corp. (a)	1,327	2,734
		60,475
Media - 4.6%
AirMedia Group, Inc. ADR	469	2,748
Alloy, Inc. (a)	521	2,511
Ascent Media Corp. (a)	455	9,100
Beasley Broadcast Group, Inc. Class A	833	775
Carmike Cinemas, Inc.	520	1,581
Central European Media Enterprises Ltd. Class A (a)	1,235	18,982
Charter Communications, Inc. Class A (a)	16,418	3,119
CKX, Inc. (a)	3,880	17,072
Comcast Corp.:
Class A	70,890	1,229,233
Class A (special) (non-vtg.)	31,207	523,341
Crown Media Holdings, Inc. Class A (a)	3,198	6,812
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Media - continued
CTC Media, Inc. (a)	5,213	$ 22,155
Cumulus Media, Inc. Class A (a)	1,768	1,556
Discovery Communications, Inc. (a)	5,019	75,285
Discovery Communications, Inc. Class C (a)	4,621	69,916
DISH Network Corp. Class A (a)	7,248	80,308
EDCI Holdings, Inc. (a)	274	1,085
Emmis Communications Corp. Class A (a)	1,015	305
Fisher Communications, Inc.	325	7,280
Focus Media Holding Ltd. ADR (a)	3,991	29,813
Global Sources Ltd.	1,613	10,420
Global Traffic Network, Inc. (a)	500	3,490
Harris Interactive, Inc. (a)	2,360	1,770
IMAX Corp. (a)	2,263	6,499
Knology, Inc. (a)	1,696	9,633
Lakes Entertainment, Inc. (a)	1,106	3,462
Lamar Advertising Co. Class A (a)	2,658	39,524
Liberty Global, Inc.:
Class A (a)	5,421	78,550
Class B (a)	181	2,534
Class C (a)	5,401	76,154
Liberty Media Corp.:
- Capital Series A (a)	5,461	18,076
- Entertainment Class A (a)	17,212	204,306
LodgeNet Entertainment Corp. (a)	1,002	591
MDC Partners, Inc. Class A (sub. vtg.) (a)	1,418	4,302
Mediacom Communications Corp. Class A (a)	3,607	9,126
Morningstar, Inc. (a)	1,566	50,425
National CineMedia, Inc.	1,872	15,238
Navarre Corp. (a)	1,262	782
Net Servicos de Comunicacao SA sponsored ADR	1,277	7,394
New Frontier Media, Inc.	1,262	1,805
Outdoor Channel Holdings, Inc. (a)	1,631	9,916
Private Media Group, Inc. (a)	2,041	2,857
Radio One, Inc. Class D (non-vtg.) (a)	2,743	744
RCN Corp. (a)	1,691	11,803
Regent Communication, Inc. (a)	2,256	248
Rentrak Corp. (a)	423	4,192
RRSat Global Communications Network Ltd.	786	7,443
Salem Communications Corp. Class A (a)	690	552
Scholastic Corp.	1,475	22,523
Sinclair Broadcast Group, Inc. Class A	2,613	8,257
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Media - continued
Sirius XM Radio, Inc. (a)	112,256	$ 23,383
Spanish Broadcasting System, Inc. Class A (a)	1,534	230
The DIRECTV Group, Inc. (a)	36,063	793,747
Thomson Reuters PLC ADR	91	10,935
Value Line, Inc.	526	16,885
Virgin Media, Inc.	11,342	53,648
VisionChina Media, Inc. ADR	598	4,048
WPP PLC sponsored ADR	700	19,404
WPT Enterprises, Inc. (a)	1,179	436
Xinhua Finance Media Ltd. sponsored ADR (a)	807	508
		3,638,817
Multiline Retail - 0.4%
Dollar Tree, Inc. (a)	3,035	128,563
Fred's, Inc. Class A	1,592	18,308
Sears Holdings Corp. (a)	4,312	156,310
The Bon-Ton Stores, Inc.	443	523
Tuesday Morning Corp. (a)	1,424	1,595
		305,299
Specialty Retail - 1.7%
A.C. Moore Arts & Crafts, Inc. (a)	755	770
America's Car Mart, Inc. (a)	429	4,007
bebe Stores, Inc.	3,563	22,019
Bed Bath & Beyond, Inc. (a)	8,899	180,561
Big 5 Sporting Goods Corp.	904	3,426
Books-A-Million, Inc.	669	1,465
Cache, Inc. (a)	599	1,228
Casual Male Retail Group, Inc. (a)	1,170	749
Charlotte Russe Holding, Inc. (a)	604	3,020
Charming Shoppes, Inc. (a)	4,439	6,659
Citi Trends, Inc. (a)	533	6,556
Coldwater Creek, Inc. (a)	2,945	5,654
Conn's, Inc. (a)	948	5,840
Cost Plus, Inc. (a)	729	911
Dress Barn, Inc. (a)	2,268	17,758
Eddie Bauer Holdings, Inc. (a)	1,677	1,574
Finish Line, Inc. Class A	1,626	8,634
Golfsmith International Holdings, Inc. (a)	494	494
Gymboree Corp. (a)	1,007	25,326
Hibbett Sports, Inc. (a)	1,007	14,340
Hot Topic, Inc. (a)	1,639	13,473
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Jos. A. Bank Clothiers, Inc. (a)	558	$ 10,909
Kirkland's, Inc. (a)	807	1,977
Monro Muffler Brake, Inc.	981	20,022
Mothers Work, Inc. (a)	117	957
O'Reilly Automotive, Inc. (a)	4,608	120,131
Pacific Sunwear of California, Inc. (a)	2,418	3,651
PetSmart, Inc.	4,348	76,307
Pomeroy IT Solutions, Inc. (a)	838	2,539
Rent-A-Center, Inc. (a)	2,307	37,858
Ross Stores, Inc.	4,537	120,231
Select Comfort Corp. (a)	1,769	637
Shoe Carnival, Inc. (a)	207	1,942
Staples, Inc.	24,400	423,584
Stein Mart, Inc.	1,534	2,393
The Children's Place Retail Stores, Inc. (a)	1,039	24,365
Tractor Supply Co. (a)	1,300	49,894
Trans World Entertainment Corp. (a)	2,542	3,813
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	2,296	16,485
Urban Outfitters, Inc. (a)	5,635	102,388
West Marine, Inc. (a)	794	3,589
Wet Seal, Inc. Class A (a)	4,576	12,859
Winmark Corp. (a)	610	7,735
Zumiez, Inc. (a)	1,020	8,813
		1,377,543
Textiles, Apparel & Luxury Goods - 0.3%
Charles & Colvard Ltd. (a)	651	195
Cherokee, Inc.	351	5,648
Columbia Sportswear Co.	1,189	37,513
Crocs, Inc. (a)	2,789	3,542
Deckers Outdoor Corp. (a)	461	27,494
FGX International Ltd. (a)	872	8,947
Fossil, Inc. (a)	2,158	32,802
Fuqi International, Inc.	794	4,939
G-III Apparel Group Ltd. (a)	650	5,155
Heelys, Inc. (a)	832	2,612
Iconix Brand Group, Inc. (a)	2,171	18,388
K-Swiss, Inc. Class A	1,223	15,410
LJ International, Inc. (a)	851	460
Lululemon Athletica, Inc. (a)	2,674	26,259
Perry Ellis International, Inc. (a)	638	3,458
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Steven Madden Ltd. (a)	851	$ 14,561
Tandy Brands Accessories, Inc.	877	1,780
True Religion Apparel, Inc. (a)	831	10,462
Volcom, Inc. (a)	1,200	12,096
Wacoal Holdings Corp. sponsored ADR	194	13,283
Weyco Group, Inc.	520	17,451
		262,455
TOTAL CONSUMER DISCRETIONARY		8,854,413
CONSUMER STAPLES - 2.1%
Beverages - 0.2%
Central European Distribution Corp. (a)	1,494	35,318
Coca-Cola Bottling Co. Consolidated	273	11,619
Hansen Natural Corp. (a)	3,100	92,225
Jones Soda Co. (a)	1,314	460
MGP Ingredients, Inc.	552	453
National Beverage Corp. (a)	2,107	18,647
		158,722
Food & Staples Retailing - 1.3%
Andersons, Inc.	623	7,887
Arden Group, Inc. Class A	142	19,421
Casey's General Stores, Inc.	1,624	48,152
Costco Wholesale Corp.	14,900	766,903
Ingles Markets, Inc. Class A	487	6,570
Nash-Finch Co.	389	17,451
Pricesmart, Inc.	1,053	14,384
Spartan Stores, Inc.	1,026	24,337
Susser Holdings Corp. (a)	558	6,774
The Pantry, Inc. (a)	766	14,814
United Natural Foods, Inc. (a)	1,501	27,033
Whole Foods Market, Inc.	4,653	49,229
Winn-Dixie Stores, Inc. (a)	1,839	27,493
		1,030,448
Food Products - 0.4%
AgFeed Industries, Inc. (a)	878	1,721
Alico, Inc.	208	6,750
American Italian Pasta Co. Class A (a)	665	9,643
Bridgford Foods Corp. (a)	1,639	6,327
Cal-Maine Foods, Inc.	770	19,412
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food Products - continued
Calavo Growers, Inc.	643	$ 5,671
Cresud S.A.C.I.F. y A. sponsored ADR	1,951	12,408
Diamond Foods, Inc.	656	19,824
Farmer Brothers Co.	650	15,373
Green Mountain Coffee Roasters, Inc. (a)	831	30,199
Hain Celestial Group, Inc. (a)	1,261	19,848
Imperial Sugar Co.	430	6,033
J&J Snack Foods Corp.	741	22,037
Lancaster Colony Corp.	974	29,366
Lance, Inc.	1,293	25,252
Lifeway Foods, Inc. (a)	682	4,624
Origin Agritech Ltd. (a)	604	1,456
Sanderson Farms, Inc.	844	26,316
Smart Balance, Inc. (a)	2,211	12,934
SunOpta, Inc. (a)	2,289	4,296
Synutra International, Inc. (a)	1,891	22,503
Zhongpin, Inc. (a)	900	7,821
		309,814
Household Products - 0.0%
Central Garden & Pet Co. (a)	1,145	4,820
Central Garden & Pet Co. Class A (non-vtg.) (a)	2,731	11,416
WD-40 Co.	806	23,052
		39,288
Personal Products - 0.2%
Bare Escentuals, Inc. (a)	2,866	13,528
Chattem, Inc. (a)	676	49,057
Elizabeth Arden, Inc. (a)	1,196	16,864
Inter Parfums, Inc.	1,197	8,810
Mannatech, Inc.	1,002	2,255
Nutraceutical International Corp. (a)	1,047	7,413
Parlux Fragrances, Inc. (a)	976	3,221
Physicians Formula Holdings, Inc. (a)	742	2,196
Reliv International, Inc.	521	2,657
USANA Health Sciences, Inc. (a)	591	17,949
		123,950
Tobacco - 0.0%
Star Scientific, Inc. (a)	2,801	8,571
TOTAL CONSUMER STAPLES		1,670,793
Common Stocks - continued
	Shares	Value
ENERGY - 1.1%
Energy Equipment & Services - 0.3%
Acergy SA sponsored ADR	1,307	$ 7,476
Bronco Drilling Co., Inc. (a)	916	5,844
Dawson Geophysical Co. (a)	390	8,022
ENGlobal Corp. (a)	910	2,675
Exterran Partners LP	312	3,391
Global Industries Ltd. (a)	3,659	10,794
Gulf Island Fabrication, Inc.	565	8,142
Hercules Offshore, Inc. (a)	3,082	17,937
Lufkin Industries, Inc.	520	25,641
Matrix Service Co. (a)	903	6,899
Mitcham Industries, Inc. (a)	293	1,257
Omni Energy Services Corp. (a)	663	1,154
OYO Geospace Corp. (a)	181	4,120
Patterson-UTI Energy, Inc.	5,297	66,160
PHI, Inc. (non-vtg.) (a)	415	5,125
Superior Well Services, Inc. (a)	981	10,055
T-3 Energy Services, Inc. (a)	416	5,470
Tesco Corp. (a)	1,274	8,791
Trico Marine Services, Inc. (a)	623	2,380
Union Drilling, Inc. (a)	1,007	6,787
		208,120
Oil, Gas & Consumable Fuels - 0.8%
Alliance Holdings GP, LP	2,060	30,076
Alliance Resource Partners LP	1,176	31,152
APCO Argentina, Inc.	903	25,736
Approach Resources, Inc.	910	7,908
Atlas America, Inc.	1,391	20,851
ATP Oil & Gas Corp. (a)	1,280	8,550
BreitBurn Energy Partners LP	2,645	22,456
Brigham Exploration Co. (a)	1,898	5,751
Calumet Specialty Products Partners LP	501	4,609
Capital Product Partners LP	748	6,440
Carrizo Oil & Gas, Inc. (a)	1,033	21,383
Clayton Williams Energy, Inc. (a)	403	18,506
Clean Energy Fuels Corp. (a)	1,489	7,222
Copano Energy LLC	1,618	19,432
CREDO Petroleum Corp. (a)	260	2,314
Crosstex Energy LP	1,715	10,256
Crosstex Energy, Inc.	1,741	7,225
Delta Petroleum Corp. (a)	3,770	21,527
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Dorchester Minerals LP	792	$ 15,682
Double Eagle Petroleum Co. (a)	351	2,380
Eagle Rock Energy Partners LP	1,632	12,925
Edge Petroleum Corp. (a)	962	231
Energy XXI (Bermuda) Ltd.	5,006	5,557
EV Energy Partners LP	285	3,762
FX Energy, Inc. (a)	1,508	5,353
Geomet, Inc. (a)	2,094	4,293
Georesources, Inc. (a)	397	3,057
GMX Resources, Inc. (a)	571	16,405
Golar LNG Ltd. (NASDAQ)	2,424	15,683
Green Plains Renewable Energy, Inc. (a)	196	588
Gulfport Energy Corp. (a)	1,319	6,529
Hiland Holdings GP LP	740	2,901
Hiland Partners LP	233	2,423
Inergy Holdings LP	760	15,580
Inergy LP	1,722	28,654
Ivanhoe Energy, Inc. (a)	8,612	5,225
James River Coal Co. (a)	786	8,929
Knightsbridge Tankers Ltd.	818	12,164
Legacy Reserves LP	1,078	9,713
Linn Energy LLC	4,238	57,637
Marine Petroleum Trust	461	9,644
Martin Midstream Partners LP	689	12,175
NGAS Resources, Inc. (a)	1,119	2,182
Pacific Ethanol, Inc. (a)	1,236	828
Parallel Petroleum Corp. (a)	1,644	5,179
Petroleum Development Corp. (a)	520	9,984
PrimeEnergy Corp. (a)	143	7,751
Quest Resource Corp. (a)	1,028	339
Ram Energy Resources, Inc. (a)	2,580	2,941
Regency Energy Partners LP	2,022	18,380
Rex Energy Corp. (a)	1,079	6,582
Rosetta Resources, Inc. (a)	1,891	14,239
Semgroup Energy Partners LP	1,028	2,724
StealthGas, Inc.	969	3,876
Syntroleum Corp. (a)	2,308	1,708
Targa Resources Partners LP	1,339	11,609
TC Pipelines LP	1,176	26,542
TEL Offshore Trust	260	1,485
Top Ships, Inc. (a)	2,379	4,639
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Toreador Resources Corp. (a)	1,522	$ 7,747
TransGlobe Energy Corp. (a)	1,574	3,234
TXCO Resources, Inc. (a)	1,112	3,336
Uranium Resources, Inc. (a)	4,213	2,149
Verenium Corp. (a)	1,950	1,482
Warren Resources, Inc. (a)	2,229	7,423
		675,243
TOTAL ENERGY		883,363
FINANCIALS - 11.4%
Capital Markets - 2.6%
American Capital Ltd.	7,092	30,070
BGC Partners, Inc. Class A	1,691	6,426
Broadpoint Securities Group, Inc. (a)	924	2,402
Calamos Asset Management, Inc. Class A	818	3,329
Capital Southwest Corp.	169	13,799
Charles Schwab Corp.	39,766	728,911
Cowen Group, Inc. (a)	495	2,876
Diamond Hill Investment Group, Inc.	156	8,752
E*TRADE Financial Corp. (a)	18,420	24,867
Epoch Holding Corp.	956	8,030
FBR Capital Markets Corp. (a)	2,509	12,545
FCStone Group, Inc. (a)	1,026	3,488
FirstCity Financial Corp. (a)	755	1,608
GFI Group, Inc.	3,906	14,804
Harris & Harris Group, Inc. (a)	1,079	4,348
International Assets Holding Corp. (a)	363	3,053
Knight Capital Group, Inc. Class A (a)	3,438	56,899
Northern Trust Corp.	7,630	350,141
optionsXpress Holdings, Inc.	2,041	28,758
Penson Worldwide, Inc. (a)	773	5,102
Prospect Capital Corp.	1,268	16,002
Sanders Morris Harris Group, Inc.	845	4,445
SEI Investments Co.	6,954	107,509
T. Rowe Price Group, Inc.	8,893	304,230
TD Ameritrade Holding Corp. (a)	20,085	267,131
Thomas Weisel Partners Group, Inc. (a)	994	4,244
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
TradeStation Group, Inc. (a)	1,553	$ 10,902
U.S. Global Investments, Inc. Class A	682	3,417
		2,028,088
Commercial Banks - 4.3%
1st Source Corp.	961	21,344
Alliance Financial Corp.	312	7,020
Amcore Financial, Inc.	682	2,489
American National Bankshares, Inc.	455	7,294
American River Bankshares	410	4,715
AmericanWest Bancorp	689	978
Ameris Bancorp	612	5,851
Ames National Corp.	298	7,364
Arrow Financial Corp.	558	16,176
Associated Banc-Corp.	4,030	87,572
BancFirst Corp.	520	22,833
Bancorp Rhode Island, Inc.	428	9,733
Bancorp, Inc., Delaware (a)	533	1,658
BancTrust Financial Group, Inc.	1,086	13,553
Bank of Florida Corp. (a)	494	2,460
Bank of Granite Corp.	897	2,843
Bank of Marin Bancorp	324	7,708
Bank of the Ozarks, Inc.	624	16,985
Banner Corp.	637	6,599
BNC Bancorp	312	2,496
BOK Financial Corp.	2,190	101,594
Boston Private Financial Holdings, Inc.	1,891	13,067
Bridge Capital Holdings (a)	449	2,402
Bryn Mawr Bank Corp.	494	9,999
Capital Bank Corp.	286	2,002
Capital City Bank Group, Inc.	760	22,450
Capital Corp. of the West	371	486
Cardinal Financial Corp.	1,098	5,830
Cascade Bancorp	1,073	7,296
Cascade Financial Corp.	755	3,964
Cathay General Bancorp	1,670	34,268
Center Bancorp, Inc.	936	7,844
Center Financial Corp., California	494	3,478
Centerstate Banks of Florida, Inc.	533	8,821
Century Bancorp, Inc. Class A (non-vtg.)	429	6,435
Chemical Financial Corp.	805	19,908
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
Citizens & Northern Corp.	286	$ 6,306
Citizens Banking Corp., Michigan	4,555	10,750
City Bank Lynnwood, Washington	663	4,369
City Holding Co.	630	22,315
CNB Financial Corp., Pennsylvania	591	7,027
CoBiz, Inc.	1,039	11,367
Colony Bankcorp, Inc.	364	2,286
Columbia Bancorp, Oregon	339	759
Columbia Banking Systems, Inc.	695	6,985
Commerce Bancshares, Inc.	2,586	113,293
Community Bancorp (a)	443	957
Community Trust Bancorp, Inc.	507	16,554
CVB Financial Corp.	2,718	30,523
Eagle Bancorp, Inc., Maryland	643	4,102
East West Bancorp, Inc.	2,086	30,873
Eastern Virgina Bankshares, Inc.	234	1,989
Enterprise Financial Services Corp.	728	10,592
EuroBancshares, Inc. (a)	1,794	3,247
Fidelity Southern Corp.	633	1,424
Fifth Third Bancorp	19,565	187,041
Financial Institutions, Inc.	259	4,240
First Bancorp, North Carolina	624	10,758
First Busey Corp.	1,124	19,254
First Citizen Bancshares, Inc.	298	41,884
First Community Bancshares, Inc.	467	13,557
First Financial Bancorp, Ohio	1,683	21,038
First Financial Bankshares, Inc.	773	40,389
First Financial Corp., Indiana	468	19,497
First M&F Corp.	468	3,693
First Mariner Bancorp, Inc. (a)	767	867
First Merchants Corp.	507	10,226
First Midwest Bancorp, Inc., Delaware	1,559	28,701
First of Long Island Corp.	454	9,943
First Regional Bancorp (a)	442	1,684
First South Bancorp, Inc., Virginia	390	4,875
First State Bancorp.	1,170	1,778
First United Corp.	481	7,023
Firstbank Corp., Michigan	287	2,273
FirstMerit Corp.	2,801	61,622
FNB Corp., North Carolina	357	1,253
Frontier Financial Corp., Washington	1,372	3,924
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
Fulton Financial Corp.	5,727	$ 63,684
Gateway Financial Holdings, Inc.	682	3,014
German American Bancorp, Inc.	1,034	11,012
Glacier Bancorp, Inc.	1,787	31,773
Great Southern Bancorp, Inc.	448	3,494
Green Bankshares, Inc.	429	6,997
Grupo Financiero Galicia SA sponsored ADR (a)	2,093	3,977
Guaranty Bancorp (a)	2,041	4,041
Hancock Holding Co.	1,118	48,197
Hanmi Financial Corp.	1,885	4,430
Harleysville National Corp., Pennsylvania	1,306	18,310
Heartland Financial USA, Inc.	624	13,472
Heritage Commerce Corp.	1,215	15,102
Heritage Financial Corp., Washington	247	2,986
Home Bancshares, Inc.	702	18,547
Horizon Financial Corp.	553	1,244
Huntington Bancshares, Inc.	12,949	103,592
IBERIABANK Corp.	442	23,271
Independent Bank Corp., Massachusetts	520	12,319
Independent Bank Corp., Michigan	625	1,563
Integra Bank Corp.	715	1,816
International Bancshares Corp.	2,197	51,630
Intervest Bancshares Corp. Class A	286	1,430
Investors Bancorp, Inc. (a)	3,880	54,320
Lakeland Bancorp, Inc.	1,040	10,140
Lakeland Financial Corp.	708	15,711
LNB Bancorp, Inc.	773	5,411
Macatawa Bank Corp.	469	1,642
MainSource Financial Group, Inc.	987	15,387
MB Financial, Inc.	1,209	31,543
MBT Financial Corp.	897	3,095
Mercantile Bank Corp.	221	1,487
Merchants Bancshares, Inc.	610	11,456
Metrocorp Bancshares, Inc.	72	567
Midwest Banc Holdings, Inc.	1,132	2,015
Nara Bancorp, Inc.	1,255	13,629
National Bankshares, Inc.	695	12,864
National Penn Bancshares, Inc.	2,645	40,680
NBT Bancorp, Inc.	1,092	28,960
NewBridge Bancorp	1,184	3,836
North Valley Bancorp	494	2,347
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
Northern States Financial Corp.	332	$ 2,364
Northfield Bancorp, Inc.	1,904	22,391
Northrim Bancorp, Inc.	337	4,317
Old Point Financial Corp.	402	7,156
Old Second Bancorp, Inc.	780	11,684
Pacific Capital Bancorp	2,047	32,343
Pacific Continental Corp.	390	5,499
Pacific Mercantile Bancorp	482	1,759
PacWest Bancorp	968	25,749
Penns Woods Bancorp, Inc.	403	9,978
Pennsylvania Communication Bancorp, Inc. (a)	338	9,227
Peoples Bancorp, Inc.	429	7,482
Pinnacle Financial Partners, Inc. (a)	1,007	27,693
Popular, Inc.	9,918	61,988
Preferred Bank, Los Angeles California	443	2,503
PremierWest Bancorp	612	4,162
PrivateBancorp, Inc.	1,072	33,404
Prosperity Bancshares, Inc.	1,618	53,410
Provident Bankshares Corp.	1,008	9,495
Renasant Corp.	669	12,945
Republic Bancorp, Inc., Kentucky Class A	753	16,679
Republic First Bancorp, Inc. (a)	663	5,549
Royal Bancshares of Pennsylvania, Inc. Class A	637	2,280
S&T Bancorp, Inc.	767	26,070
S.Y. Bancorp, Inc.	786	20,821
Sandy Spring Bancorp, Inc.	604	11,820
SCBT Financial Corp.	415	14,089
Seacoast Banking Corp., Florida	742	3,665
Security Bank Corp., Georgia	963	1,156
Shore Bancshares, Inc.	156	3,914
Sierra Bancorp	416	8,399
Signature Bank, New York (a)	1,265	37,697
Simmons First National Corp. Class A	604	17,746
Smithtown Bancorp, Inc.	449	8,962
South Financial Group, Inc.	2,633	11,375
Southern Community Financial Corp.	547	1,920
Southside Bancshares, Inc.	662	14,730
Southwest Bancorp, Inc., Oklahoma	844	12,061
State Bancorp, Inc., New York	493	5,916
StellarOne Corp.	1,020	16,820
Sterling Bancshares, Inc.	2,489	16,676
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
Sterling Financial Corp., Washington	1,885	$ 10,028
Suffolk Bancorp	591	19,562
Summit Financial Group, Inc.	351	3,071
Sun Bancorp, Inc., New Jersey	664	5,206
Superior Bancorp	312	1,485
Susquehanna Bancshares, Inc., Pennsylvania	3,022	46,176
SVB Financial Group (a)	1,040	41,652
Taylor Capital Group, Inc.	904	7,458
Temecula Valley Bancorp, Inc.	513	718
Texas Capital Bancshares, Inc. (a)	1,144	18,361
The First Bancorp, Inc.	539	10,263
TIB Financial Corp.	754	3,582
TowneBank	800	17,920
Trico Bancshares	682	16,238
Trustmark Corp.	1,767	35,269
UCBH Holdings, Inc.	3,815	17,702
UMB Financial Corp.	1,319	63,061
Umpqua Holdings Corp.	2,255	29,856
Union Bankshares Corp.	604	13,735
United Bankshares, Inc., West Virginia	1,488	49,476
United Community Banks, Inc., Georgia	1,717	22,630
United Security Bancshares, Inc.	403	6,851
United Security Bancshares, California (d)	764	8,320
Univest Corp. of Pennsylvania	617	19,324
Vineyard National Bancorp	1,515	89
Virginia Commerce Bancorp, Inc.	1,391	6,037
VIST Financial Corp.	390	3,432
Washington Banking Co., Oak Harbor	299	2,512
Washington Trust Bancorp, Inc.	690	13,538
WesBanco, Inc.	1,137	29,369
West Bancorp., Inc.	585	7,196
West Coast Bancorp, Oregon	689	3,376
Westamerica Bancorp.	929	49,386
Whitney Holding Corp.	2,021	35,428
Wilshire Bancorp, Inc.	878	6,023
Wintrust Financial Corp.	695	14,338
Yadkin Valley Financial Corp.	740	11,159
Zions Bancorp	3,971	126,635
		3,360,100
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Consumer Finance - 0.1%
Advanta Corp.:
Class A	617	$ 1,265
Class B	904	2,667
Cardtronics, Inc.	1,671	2,239
CompuCredit Corp. (a)	3,125	10,469
Consumer Portfolio Services, Inc. (a)	871	888
Credit Acceptance Corp. (a)	1,085	14,214
Dollar Financial Corp. (a)	773	5,859
EZCORP, Inc. (non-vtg.) Class A (a)	1,436	23,680
First Cash Financial Services, Inc. (a)	942	14,526
QC Holdings, Inc.	716	3,222
United Panam Financial Corp. (a)	702	772
World Acceptance Corp. (a)	493	9,648
		89,449
Diversified Financial Services - 1.0%
Ampal-American Israel Corp. Class A (a)	1,690	1,893
Asset Acceptance Capital Corp. (a)	1,248	8,087
Asta Funding, Inc.	449	1,203
CME Group, Inc.	2,311	489,816
Compass Diversified Holdings	1,268	12,693
Elron Electronic Industries Ltd. (a)	989	1,859
Encore Capital Group, Inc. (a)	1,222	10,216
Interactive Brokers Group, Inc. (a)	1,358	24,770
Life Partners Holdings, Inc.	377	13,459
MarketAxess Holdings, Inc. (a)	1,014	6,490
Marlin Business Services Corp. (a)	508	2,261
Medallion Financial Corp.	930	6,510
NewStar Financial, Inc. (a)	2,619	12,466
PICO Holdings, Inc. (a)	792	17,970
Portfolio Recovery Associates, Inc. (a)	415	14,010
Resource America, Inc. Class A	585	2,457
The NASDAQ Stock Market, Inc. (a)	6,818	146,587
		772,747
Insurance - 1.5%
21st Century Holding Co.	624	2,527
American National Insurance Co.	890	65,700
American Physicians Capital, Inc.	481	18,446
Amerisafe, Inc. (a)	604	9,785
Amtrust Financial Services, Inc.	2,307	20,625
Arch Capital Group Ltd. (a)	2,063	139,851
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Argo Group International Holdings, Ltd. (a)	1,078	$ 34,108
Baldwin & Lyons, Inc. Class B	493	9,047
CastlePoint Holdings Ltd.	1,098	11,265
Cincinnati Financial Corp.	5,407	158,101
CNinsure, Inc. ADR	500	3,810
Donegal Group, Inc. Class A	922	14,494
Eastern Insurance Holdings, Inc.	228	1,988
eHealth, Inc. (a)	929	10,191
EMC Insurance Group	662	16,345
Enstar Group Ltd. (a)	455	21,626
Erie Indemnity Co. Class A	1,767	66,156
FPIC Insurance Group, Inc. (a)	390	18,073
Greenlight Capital Re, Ltd. (a)	955	9,989
Hallmark Financial Services, Inc. (a)	1,287	7,954
Harleysville Group, Inc.	1,079	40,657
Infinity Property & Casualty Corp.	539	24,735
IPC Holdings Ltd.	1,598	44,744
Kansas City Life Insurance Co.	442	20,239
Maiden Holdings Ltd.	1,808	7,503
Max Capital Group Ltd.	1,741	20,126
National Interstate Corp.	636	10,678
National Western Life Insurance Co. Class A	143	23,022
Navigators Group, Inc. (a)	584	31,711
Philadelphia Consolidated Holdings Corp. (a)	2,372	145,759
PMA Capital Corp. Class A (a)	1,345	6,792
Presidential Life Corp.	883	9,501
RAM Holdings Ltd. (a)	690	235
Safety Insurance Group, Inc.	461	16,172
Selective Insurance Group, Inc.	1,865	42,820
Specialty Underwriters' Alliance, Inc. (a)	1,197	3,352
State Auto Financial Corp.	1,371	29,449
Tower Group, Inc.	896	20,438
United America Indemnity Ltd. Class A (a)	721	9,301
United Fire & Casualty Co.	1,065	22,780
		1,170,095
Real Estate Investment Trusts - 0.1%
American Capital Agency Corp.	500	9,970
Gladstone Commercial Corp.	474	6,072
Investors Real Estate Trust	2,055	20,201
Mission West Properties, Inc.	586	4,418
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Monmouth Real Estate Investment Corp. Class A	1,859	$ 12,809
Origen Financial, Inc.	1,800	1,620
		55,090
Real Estate Management & Development - 0.0%
Avatar Holdings, Inc. (a)	233	6,766
Elbit Imaging Ltd.	1,170	11,817
FirstService Corp. (sub. vtg.) (a)	1,189	17,303
FX Real Estate & Entertainment, Inc. (a)	1,626	553
Market Leader, Inc. (a)	747	1,285
Meruelo Maddux Properties, Inc. (a)	2,737	1,286
Stratus Properties, Inc. (a)	233	3,723
Thomas Properties Group, Inc.	1,626	3,285
ZipRealty, Inc. (a)	1,066	2,462
		48,480
Thrifts & Mortgage Finance - 1.8%
Abington Bancorp, Inc.	1,020	10,506
Anchor BanCorp Wisconsin, Inc.	812	2,379
Atlantic Coast Federal Corp.	599	2,875
Bank Mutual Corp.	1,826	18,717
BankFinancial Corp.	1,034	11,302
BankUnited Financial Corp. Class A	1,184	308
Beneficial Mutual Bancorp, Inc. (a)	3,459	40,643
Berkshire Bancorp, Inc.	832	4,243
Berkshire Hills Bancorp, Inc.	637	18,473
Beverly Hills Bancorp, Inc. (a)	1,287	579
Brookline Bancorp, Inc., Delaware	1,762	19,893
Camco Financial Corp.	443	2,428
Capitol Federal Financial	2,616	111,886
CFS Bancorp, Inc.	325	2,356
Citizens First Bancorp, Inc., Delaware	390	897
Citizens South Banking Corp., Delaware	416	2,854
Clifton Savings Bancorp, Inc.	858	10,073
Cooperative Bankshares, Inc.	547	1,504
Corus Bankshares, Inc.	2,054	2,444
Dime Community Bancshares, Inc.	1,488	20,073
ESB Financial Corp.	1,255	12,550
First Defiance Financial Corp.	287	2,153
First Federal Bancshares of Arkansas, Inc.	377	2,903
First Financial Holdings, Inc.	708	15,711
First Niagara Financial Group, Inc.	3,971	61,590
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Thrifts & Mortgage Finance - continued
First PacTrust Bancorp, Inc.	416	$ 4,135
First Place Financial Corp.	755	3,254
Flushing Financial Corp.	1,118	15,272
Fox Chase Bancorp, Inc. (a)	690	8,218
HMN Financial, Inc.	189	777
Home Federal Bancorp, Inc.	650	6,832
Hudson City Bancorp, Inc.	17,800	297,438
K-Fed Bancorp	734	6,033
Kearny Financial Corp.	2,978	38,029
LSB Corp.	669	6,021
MutualFirst Financial, Inc.	300	1,983
NASB Financial, Inc.	352	10,219
Northwest Bancorp, Inc.	1,572	33,688
OceanFirst Financial Corp.	520	7,758
Oritani Financial Corp. (a)	1,345	22,690
Pamrapo Bancorp, Inc.	579	4,418
Parkvale Financial Corp.	260	3,377
People's United Financial, Inc.	12,000	228,840
Provident Financial Holdings, Inc.	196	980
Provident New York Bancorp	1,886	22,915
Pulaski Financial Corp.	157	1,099
PVF Capital Corp.	261	624
Riverview Bancorp, Inc.	1,144	4,004
Rockville Financial, Inc.	1,170	15,514
Roma Financial Corp.	1,384	20,372
Severn Bancorp, Inc.	695	3,058
TFS Financial Corp.	11,459	147,019
TierOne Corp.	689	2,074
Tree.com, Inc. (a)	286	523
Triad Guaranty, Inc. (a)	585	269
Trustco Bank Corp., New York	3,302	34,968
United Community Financial Corp., Ohio	1,217	2,288
United Financial Bancorp, Inc.	890	11,730
United Western Bancorp, Inc.	234	2,186
ViewPoint Financial Group	1,273	20,355
Washington Federal, Inc.	3,100	52,359
Waterstone Financial, Inc. (a)	1,540	7,315
Westfield Financial, Inc.	1,300	13,416
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Thrifts & Mortgage Finance - continued
Willow Financial Bancorp, Inc.	391	$ 3,890
WSFS Financial Corp.	233	10,196
		1,455,476
TOTAL FINANCIALS		8,979,525
HEALTH CARE - 16.4%
Biotechnology - 9.0%
Aastrom Biosciences, Inc. (a)	4,218	1,561
Abraxis BioScience, Inc. (a)	1,371	79,943
Acadia Pharmaceuticals, Inc. (a)	1,989	2,546
Achillion Pharmaceuticals, Inc. (a)	1,638	1,867
Acorda Therapeutics, Inc. (a)	1,287	23,320
AEterna Zentaris, Inc. (sub. vtg.) (a)	2,632	1,341
Affymax, Inc. (a)	571	6,652
Alexion Pharmaceuticals, Inc. (a)	2,801	94,282
Alkermes, Inc. (a)	3,321	24,509
Allos Therapeutics, Inc. (a)	3,810	27,432
Alnylam Pharmaceuticals, Inc. (a)	1,423	25,941
Altus Pharmaceuticals, Inc. (a)	1,209	689
Amgen, Inc. (a)	36,450	2,024,433
Amicus Therapeutics, Inc. (a)	903	8,037
Amylin Pharmaceuticals, Inc. (a)	4,823	35,738
Anadys Pharmaceuticals, Inc. (a)	1,249	2,461
Antigenics, Inc. (a)	1,742	888
Arena Pharmaceuticals, Inc. (a)	3,321	12,819
ARIAD Pharmaceuticals, Inc. (a)	3,849	5,119
ArQule, Inc. (a)	2,809	9,523
Array Biopharma, Inc. (a)	1,456	5,504
AVI BioPharma, Inc. (a)	1,664	1,081
BELLUS Health, Inc. (a)	1,977	1,040
BioCryst Pharmaceuticals, Inc. (a)	1,976	2,826
Biogen Idec, Inc. (a)	9,998	423,015
BioMarin Pharmaceutical, Inc. (a)	3,503	59,656
Bionovo, Inc. (a)	3,426	994
Biosante Pharmaceuticals, Inc. (a)	923	1,652
Celera Corp. (a)	2,697	26,269
Celgene Corp. (a)	15,579	811,666
Cell Genesys, Inc. (a)	2,840	682
Cephalon, Inc. (a)	2,326	170,914
Cepheid, Inc. (a)	2,102	28,545
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
Combinatorx, Inc. (a)	3,030	$ 1,727
Cougar Biotechnology, Inc. (a)	890	21,538
Crucell NV sponsored ADR (a)	416	5,491
Cubist Pharmaceuticals, Inc. (a)	2,109	51,797
CuraGen Corp. (a)	2,567	1,540
Curis, Inc. (a)	2,204	1,609
CV Therapeutics, Inc. (a)	2,224	20,149
Cytokinetics, Inc. (a)	1,625	4,209
Cytori Therapeutics, Inc. (a)	780	1,755
CytRx Corp. (a)	4,902	1,912
deCODE genetics, Inc. (a)	2,438	585
Dendreon Corp. (a)	3,256	15,889
Dyax Corp. (a)	2,477	6,440
Dynavax Technologies Corp. (a)	1,398	309
EntreMed, Inc. (a)	4,309	1,034
Enzon Pharmaceuticals, Inc. (a)	2,340	11,489
EPIX Pharmaceuticals, Inc. (a)	1,560	468
Exact Sciences Corp. (a)	2,562	1,122
Genelabs Technologies, Inc. (a)	1,534	1,964
Genomic Health, Inc. (a)	1,001	18,549
GenVec, Inc. (a)	3,407	1,533
Genzyme Corp. (a)	9,230	590,905
Geron Corp. (a)	2,957	10,350
Gilead Sciences, Inc. (a)	31,679	1,418,902
GTx, Inc. (a)	1,274	18,817
Halozyme Therapeutics, Inc. (a)	3,178	11,790
Hana Biosciences, Inc. (a)	1,079	183
Human Genome Sciences, Inc. (a)	4,719	8,164
Idenix Pharmaceuticals, Inc. (a)	1,899	10,995
Idera Pharmaceuticals, Inc. (a)	1,040	7,311
ImmunoGen, Inc. (a)	2,145	8,194
Immunomedics, Inc. (a)	3,231	5,751
Incyte Corp. (a)	4,274	14,275
Indevus Pharmaceuticals, Inc. (a)	2,834	7,085
Infinity Pharmaceuticals, Inc. (a)	273	1,783
Inhibitex, Inc. (a)	1,171	258
InterMune, Inc. (a)	1,254	14,434
Introgen Therapeutics, Inc. (a)	1,366	396
Isis Pharmaceuticals, Inc. (a)	3,386	38,837
Keryx Biopharmaceuticals, Inc. (a)	1,768	283
La Jolla Pharmaceutical Co. (a)	2,386	1,670
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
Lexicon Pharmaceuticals, Inc. (a)	5,227	$ 8,938
Ligand Pharmaceuticals, Inc. Class B (a)	4,608	9,492
MannKind Corp. (a)	4,320	13,608
Marshall Edwards, Inc. (a)	1,938	1,938
Martek Biosciences	1,261	35,245
Maxygen, Inc. (a)	1,463	7,169
Medarex, Inc. (a)	4,297	21,700
Metabasis Therapeutics, Inc. (a)	1,326	597
Metabolix, Inc. (a)	885	6,186
Micromet, Inc. (a)	2,288	9,404
Molecular Insight Pharmaceuticals, Inc. (a)	1,235	3,890
Momenta Pharmaceuticals, Inc. (a)	1,437	12,789
Myriad Genetics, Inc. (a)	1,576	93,425
Nabi Biopharmaceuticals (a)	3,504	13,981
Neose Technologies, Inc. (a)	1,157	405
Neurocrine Biosciences, Inc. (a)	1,222	3,800
Neurogen Corp. (a)	1,593	159
NeurogesX, Inc. (a)	924	1,063
Northfield Laboratories, Inc. (a)	1,196	849
Novacea, Inc. (a)	1,170	1,334
Novavax, Inc. (a)	2,679	5,679
NPS Pharmaceuticals, Inc. (a)	2,055	12,618
Nuvelo, Inc. (a)	1,976	573
Nymox Pharmaceutical Corp. (a)	1,014	3,113
Omrix Biopharmaceuticals, Inc. (a)	598	14,878
ONYX Pharmaceuticals, Inc. (a)	1,930	54,233
Orchid Cellmark, Inc. (a)	2,191	1,884
OREXIGEN Therapeutics, Inc. (a)	1,450	10,136
Orthologic Corp. (a)	2,256	1,015
Oscient Pharmaceuticals Corp. (a)	1,314	355
OSI Pharmaceuticals, Inc. (a)	1,942	72,242
Osiris Therapeutics, Inc. (a)	1,144	21,770
OXiGENE, Inc. (a)	1,444	1,054
Panacos Pharmaceuticals, Inc. (a)	3,062	582
PDL BioPharma, Inc.	3,953	37,870
Peregrine Pharmaceuticals, Inc. (a)	5,942	2,258
Pharmacopeia Drug Discovery, Inc. (a)	1,431	1,417
Pharmasset, Inc. (a)	812	13,374
Poniard Pharmaceuticals, Inc. (a)	1,612	4,788
Progenics Pharmaceuticals, Inc. (a)	1,105	10,243
QLT, Inc. (a)	2,983	6,274
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
Regeneron Pharmaceuticals, Inc. (a)	2,599	$ 40,181
Repligen Corp. (a)	1,210	4,719
Rigel Pharmaceuticals, Inc. (a)	1,345	9,980
RXi Pharmaceuticals Corp.	247	1,761
Sangamo Biosciences, Inc. (a)	1,548	3,808
Savient Pharmaceuticals, Inc. (a)	1,982	7,333
SciClone Pharmaceuticals, Inc. (a)	1,652	1,487
Seattle Genetics, Inc. (a)	2,731	23,650
Senomyx, Inc. (a)	1,301	3,890
SIGA Technologies, Inc. (a)	1,521	3,453
StemCells, Inc. (a)	2,828	2,998
Sunesis Pharmaceuticals, Inc. (a)	1,625	1,024
Targacept, Inc. (a)	924	2,264
Telik, Inc. (a)	2,074	436
Theravance, Inc. (a)	1,769	11,817
TorreyPines Therapeutics, Inc. (a)	950	181
Trimeris, Inc.	767	1,825
Trubion Pharmaceuticals, Inc. (a)	599	797
United Therapeutics Corp. (a)	805	44,138
Vanda Pharmaceuticals, Inc. (a)	1,106	719
Vertex Pharmaceuticals, Inc. (a)	5,193	127,696
Vical, Inc. (a)	1,781	1,977
XOMA Ltd. (a)	6,382	5,999
Zymogenetics, Inc. (a)	3,644	9,875
		7,098,773
Health Care Equipment & Supplies - 1.9%
Abaxis, Inc. (a)	968	12,836
Abiomed, Inc. (a)	1,072	15,051
Accuray, Inc. (a)	1,873	9,459
Align Technology, Inc. (a)	2,255	15,785
Alphatec Holdings, Inc. (a)	2,301	4,579
American Medical Systems Holdings, Inc. (a)	2,437	21,446
Analogic Corp.	442	17,265
Angiodynamics, Inc. (a)	859	10,248
Anika Therapeutics, Inc. (a)	1,067	3,724
ArthroCare Corp. (a)	968	12,661
Aspect Medical Systems, Inc. (a)	1,041	3,175
Atrion Corp.	117	11,231
BioLase Technology, Inc. (a)	910	910
Candela Corp. (a)	578	289
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Cardiac Science Corp. (a)	917	$ 5,988
Cardica, Inc. (a)	755	3,375
Cardiodynamics International Corp. (a)	352	225
Cerus Corp. (a)	1,548	1,625
China Medical Technologies, Inc. sponsored ADR	766	15,711
Conceptus, Inc. (a)	942	13,847
CONMED Corp. (a)	1,105	25,979
Cutera, Inc. (a)	365	3,245
Cyberonics, Inc. (a)	1,189	16,325
Cynosure, Inc. Class A (a)	286	2,643
Datascope Corp.	559	29,185
DENTSPLY International, Inc.	5,004	130,504
DexCom, Inc. (a)	832	1,664
Electro-Optical Sciences, Inc. (a)	651	2,246
Endologix, Inc. (a)	2,028	2,413
ev3, Inc. (a)	3,737	18,685
Exactech, Inc. (a)	662	11,592
Gen-Probe, Inc. (a)	1,900	70,015
Given Imaging Ltd. (a)	1,282	11,705
Hansen Medical, Inc. (a)	1,059	9,732
HealthTronics, Inc. (a)	975	1,316
Hologic, Inc. (a)	8,984	126,315
Home Diagnostics, Inc. (a)	573	2,882
I-Flow Corp. (a)	1,268	5,047
ICU Medical, Inc. (a)	572	17,303
IDEXX Laboratories, Inc. (a)	1,961	60,615
Immucor, Inc. (a)	2,433	59,049
Insulet Corp. (a)	851	4,161
Integra LifeSciences Holdings Corp. (a)	935	29,443
Intuitive Surgical, Inc. (a)	1,332	176,530
IRIS International, Inc. (a)	572	7,322
Kensey Nash Corp. (a)	507	9,369
Masimo Corp. (a)	1,906	52,015
Medical Action Industries, Inc. (a)	598	5,149
Meridian Bioscience, Inc.	1,436	34,220
Merit Medical Systems, Inc. (a)	851	12,348
Micrus Endovascular Corp. (a)	474	5,024
Natus Medical, Inc. (a)	935	11,884
Neogen Corp. (a)	520	11,747
NeuroMetrix, Inc. (a)	508	335
NMT Medical, Inc. (a)	716	501
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Northstar Neuroscience, Inc. (a)	729	$ 802
NUCRYST Pharmaceuticals Corp. (a)	812	558
NuVasive, Inc. (a)	1,202	41,409
NxStage Medical, Inc. (a)	2,287	5,718
OraSure Technologies, Inc. (a)	1,547	5,322
Orthofix International NV (a)	740	8,858
Orthovita, Inc. (a)	2,697	9,035
Osteotech, Inc. (a)	760	1,490
Palomar Medical Technologies, Inc. (a)	669	6,054
Quidel Corp. (a)	968	13,194
Rochester Medical Corp. (a)	455	6,165
RTI Biologics, Inc. (a)	2,333	6,346
Shamir Optical Industry Ltd.	508	1,621
Sirona Dental Systems, Inc. (a)	1,930	23,121
Somanetics Corp. (a)	455	7,981
Sonic Innovations, Inc. (a)	578	613
SonoSite, Inc. (a)	637	11,523
Staar Surgical Co. (a)	910	1,647
Stereotaxis, Inc. (a)	1,470	7,071
SurModics, Inc. (a)	598	13,599
Syneron Medical Ltd. (a)	969	7,083
Synovis Life Technologies, Inc. (a)	416	5,953
The Spectranetics Corp. (a)	1,560	4,399
ThermoGenesis Corp. (a)	2,866	1,118
Thoratec Corp. (a)	2,021	50,586
TomoTherapy, Inc. (a)	1,612	3,724
Trinity Biotech PLC sponsored ADR (a)	449	826
Urologix, Inc. (a)	669	415
Utah Medical Products, Inc.	350	7,907
Vascular Solutions, Inc. (a)	1,041	7,537
Vnus Medical Technologies, Inc. (a)	883	13,245
Volcano Corp. (a)	1,767	28,837
Wright Medical Group, Inc. (a)	1,235	20,946
Xtent, Inc. (a)	755	491
Young Innovations, Inc.	442	5,083
Zoll Medical Corp. (a)	896	15,958
		1,494,173
Health Care Providers & Services - 1.8%
Air Methods Corp. (a)	494	7,830
Allied Healthcare International, Inc. (a)	2,848	3,503
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Allion Healthcare, Inc. (a)	1,469	$ 4,789
Almost Family, Inc. (a)	280	12,309
Amedisys, Inc. (a)	890	34,612
America Service Group, Inc. (a)	391	3,324
American Dental Partners, Inc. (a)	339	2,309
AmSurg Corp. (a)	1,144	22,800
Animal Health International, Inc. (a)	781	1,148
athenahealth, Inc. (a)	1,156	31,593
Bio-Reference Laboratories, Inc. (a)	493	10,989
BioScrip, Inc. (a)	1,359	1,903
BMP Sunstone Corp. (a)	1,496	8,976
CardioNet, Inc.	747	14,850
Catalyst Health Solutions, Inc. (a)	1,488	33,480
Chindex International, Inc. (a)	526	3,156
Corvel Corp. (a)	416	9,194
Cross Country Healthcare, Inc. (a)	916	7,978
Dialysis Corp. of America (a)	469	3,260
Express Scripts, Inc. (a)	8,474	487,340
Genoptix, Inc. (a)	579	18,372
Gentiva Health Services, Inc. (a)	1,182	29,822
Health Grades, Inc. (a)	1,314	2,313
Healthways, Inc. (a)	1,293	10,460
Henry Schein, Inc. (a)	3,100	110,763
HMS Holdings Corp. (a)	911	26,875
Hythiam, Inc. (a)	1,703	1,448
InVentiv Health, Inc. (a)	1,274	15,326
IPC The Hospitalist Co., Inc.	550	9,598
LCA-Vision, Inc.	780	3,089
LHC Group, Inc. (a)	676	22,565
LifePoint Hospitals, Inc. (a)	1,852	37,151
Lincare Holdings, Inc. (a)	2,586	61,883
Magellan Health Services, Inc. (a)	1,455	47,797
Medcath Corp. (a)	649	4,790
MWI Veterinary Supply, Inc. (a)	611	15,244
NightHawk Radiology Holdings, Inc. (a)	1,041	3,019
NovaMed Eyecare, Inc. (a)	833	2,974
Odyssey Healthcare, Inc. (a)	1,261	10,302
Patterson Companies, Inc. (a)	4,251	80,004
PDI, Inc. (a)	533	2,132
Providence Service Corp. (a)	702	1,151
PSS World Medical, Inc. (a)	2,047	35,597
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Psychiatric Solutions, Inc. (a)	1,917	$ 48,500
ResCare, Inc. (a)	1,183	15,438
Rural/Metro Corp. (a)	949	1,632
Sun Healthcare Group, Inc. (a)	1,605	16,082
The Ensign Group, Inc.	700	10,234
TLC Vision Corp. (a)	2,496	575
U.S. Physical Therapy, Inc. (a)	578	6,994
VCA Antech, Inc. (a)	2,853	54,350
Virtual Radiologic Corp.	364	2,639
		1,414,462
Health Care Technology - 0.4%
Allscripts Healthcare Solutions, Inc.	6,130	47,201
AMICAS, Inc. (a)	2,256	3,361
Cerner Corp. (a)	2,814	101,248
Computer Programs & Systems, Inc.	533	14,913
Eclipsys Corp. (a)	1,787	23,445
Emageon, Inc. (a)	651	1,641
HLTH Corp. (a)	6,019	56,398
MedAssets, Inc.	2,034	25,832
Merge Healthcare, Inc.	1,392	1,183
Omnicell, Inc. (a)	1,216	13,789
Phase Forward, Inc. (a)	1,447	20,070
SXC Health Solutions Corp. (a)	1,293	20,501
Transcend Services, Inc. (a)	417	3,874
Vital Images, Inc. (a)	455	5,305
		338,761
Life Sciences Tools & Services - 1.1%
Accelrys, Inc. (a)	1,067	4,161
Affymetrix, Inc. (a)	2,919	7,998
Albany Molecular Research, Inc. (a)	1,189	11,284
AMAG Pharmaceuticals, Inc. (a)	638	21,488
Arrowhead Research Corp. (a)	1,794	2,314
Bruker BioSciences Corp. (a)	6,090	28,623
Caliper Life Sciences, Inc. (a)	1,547	1,748
Clinical Data, Inc. (a)	825	7,838
Dionex Corp. (a)	675	34,621
eResearchTechnology, Inc. (a)	1,795	10,124
Exelixis, Inc. (a)	3,432	10,605
Harvard Bioscience, Inc. (a)	443	904
ICON PLC sponsored ADR	1,982	41,999
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Life Sciences Tools & Services - continued
Illumina, Inc. (a)	4,166	$ 91,694
Kendle International, Inc. (a)	584	11,954
Life Technologies Corp. (a)	3,204	83,624
Luminex Corp. (a)	1,500	33,015
Medivation, Inc. (a)	1,020	15,208
Medtox Scientific, Inc. (a)	312	2,683
Nektar Therapeutics (a)	3,205	15,224
PAREXEL International Corp. (a)	1,852	15,409
Pharmaceutical Product Development, Inc.	4,094	107,836
PharmaNet Development Group, Inc. (a)	520	629
QIAGEN NV (a)	6,688	107,877
Sequenom, Inc. (a)	2,153	35,977
Techne Corp.	1,326	82,225
Varian, Inc. (a)	955	34,953
		822,015
Pharmaceuticals - 2.2%
Acusphere, Inc. (a)	1,872	1,142
Adolor Corp. (a)	1,469	2,776
Akorn, Inc. (a)	2,802	4,595
Alexza Pharmaceuticals, Inc. (a)	1,092	1,966
Angiotech Pharmaceuticals, Inc. (a)	2,958	383
Auxilium Pharmaceuticals, Inc. (a)	1,358	29,577
AVANIR Pharmaceuticals Class A (a)	1,379	386
Biodel, Inc. (a)	637	1,752
BioForm Medical, Inc.	2,081	2,768
BioMimetic Therapeutics, Inc. (a)	884	7,602
Cadence Pharmaceuticals, Inc. (a)	1,437	9,570
Cardiome Pharma Corp. (a)	2,970	13,070
Columbia Laboratories, Inc. (a)	1,340	2,238
Cypress Bioscience, Inc. (a)	1,339	7,177
DepoMed, Inc. (a)	2,659	4,121
Discovery Laboratories, Inc. (a)	3,204	3,172
Durect Corp. (a)	3,400	14,280
Emisphere Technologies, Inc. (a)	1,236	1,224
Endo Pharmaceuticals Holdings, Inc. (a)	4,354	95,744
Eurand NV (a)	1,449	11,418
Flamel Technologies SA sponsored ADR (a)	897	5,176
Hi-Tech Pharmacal Co., Inc. (a)	352	1,683
Hollis-Eden Pharmaceuticals, Inc. (a)	695	619
Inspire Pharmaceuticals, Inc. (a)	2,185	7,866
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Ista Pharmaceuticals, Inc. (a)	1,671	$ 794
Jazz Pharmaceuticals, Inc. (a)	838	1,257
Labopharm, Inc. (a)	1,664	754
Map Pharmaceuticals, Inc. (a)	605	2,783
Matrixx Initiatives, Inc. (a)	403	6,061
MDRNA, Inc. (a)	858	249
Medicines Co. (a)	1,683	21,694
MiddleBrook Pharmaceuticals, Inc. (a)	5,583	7,481
NitroMed, Inc. (a)	1,053	263
Noven Pharmaceuticals, Inc. (a)	982	11,244
Novogen Ltd. sponsored ADR (a)	274	740
Obagi Medical Products, Inc. (a)	1,020	6,905
Optimer Pharmaceuticals, Inc. (a)	1,000	7,950
Pain Therapeutics, Inc. (a)	1,886	16,559
Penwest Pharmaceuticals Co. (a)	734	705
Perrigo Co.	3,256	112,039
Pozen, Inc. (a)	1,034	7,042
Questcor Pharmaceuticals, Inc. (a)	2,198	18,793
Replidyne, Inc. (a)	1,470	750
Salix Pharmaceuticals Ltd. (a)	1,756	14,224
Santarus, Inc. (a)	2,113	4,733
Sepracor, Inc. (a)	3,900	45,864
Shire PLC sponsored ADR	1,826	74,866
Somaxon Pharmaceuticals, Inc. (a)	664	803
Spectrum Pharmaceuticals, Inc. (a)	2,074	2,904
Sucampo Pharmaceuticals, Inc. Class A (a)	651	3,991
SuperGen, Inc. (a)	1,652	2,941
Teva Pharmaceutical Industries Ltd. sponsored ADR	21,229	916,031
ViroPharma, Inc. (a)	2,800	31,640
Vivus, Inc. (a)	2,775	16,484
Warner Chilcott Ltd. (a)	8,568	113,526
XenoPort, Inc. (a)	942	29,616
		1,711,991
TOTAL HEALTH CARE		12,880,175
INDUSTRIALS - 6.2%
Aerospace & Defense - 0.3%
AeroVironment, Inc. (a)	584	18,822
American Science & Engineering, Inc.	351	26,630
Applied Energetics, Inc. (a)	3,594	1,150
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Aerospace & Defense - continued
Applied Signal Technology, Inc.	565	$ 8,865
Argon ST, Inc. (a)	688	13,478
Ascent Solar Technologies, Inc. (a)	1,119	4,174
Axsys Technologies, Inc. (a)	448	31,275
BE Aerospace, Inc. (a)	3,775	30,880
Ceradyne, Inc. (a)	903	23,713
Elbit Systems Ltd.	1,287	47,477
Herley Industries, Inc. (a)	663	7,956
Innovative Solutions & Support, Inc.	742	3,035
Kratos Defense & Security Solutions, Inc. (a)	2,795	3,102
Ladish Co., Inc. (a)	526	8,716
LMI Aerospace, Inc. (a)	402	4,414
Sypris Solutions, Inc.	851	638
Taser International, Inc. (a)	2,346	10,205
		244,530
Air Freight & Logistics - 0.9%
Air Transport Services Group, Inc. (a)	1,872	599
Atlas Air Worldwide Holdings, Inc. (a)	715	10,940
C.H. Robinson Worldwide, Inc.	5,759	294,170
Dynamex, Inc. (a)	474	8,660
Expeditors International of Washington, Inc.	7,123	238,122
Forward Air Corp.	1,040	24,045
Hub Group, Inc. Class A (a)	1,462	39,035
Pacer International, Inc.	1,332	12,907
Park-Ohio Holdings Corp. (a)	617	2,820
UTI Worldwide, Inc.	3,464	37,134
		668,432
Airlines - 0.4%
Allegiant Travel Co. (a)	623	26,876
Hawaiian Holdings, Inc. (a)	1,748	7,831
JetBlue Airways Corp. (a)	8,495	44,514
Mesa Air Group, Inc. (a)	1,404	281
Pinnacle Airlines Corp. (a)	1,093	3,563
Republic Airways Holdings, Inc. (a)	1,462	20,424
Ryanair Holdings PLC sponsored ADR (a)	4,114	108,034
SkyWest, Inc.	1,767	26,858
UAL Corp.	4,288	48,240
		286,621
Building Products - 0.1%
Aaon, Inc.	1,007	19,173
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Building Products - continued
American Woodmark Corp.	558	$ 9,168
Apogee Enterprises, Inc.	1,047	8,167
Builders FirstSource, Inc. (a)	976	1,142
China Architectural Engineering, Inc. (a)	1,651	4,788
Gibraltar Industries, Inc.	981	12,655
Insteel Industries, Inc.	794	7,749
PGT, Inc. (a)	1,943	1,943
Universal Forest Products, Inc.	637	13,396
		78,181
Commercial Services & Supplies - 1.0%
American Ecology Corp.	727	12,853
Casella Waste Systems, Inc. Class A (a)	995	4,985
CECO Environmental Corp. (a)	449	965
Cintas Corp.	5,321	127,810
Clean Harbors, Inc. (a)	850	53,661
Copart, Inc. (a)	2,996	79,903
Courier Corp.	377	6,873
eTelecare Global Solutions, Inc. sponsored ADR (a)	247	2,156
Fuel Tech, Inc. (a)	844	7,461
G&K Services, Inc. Class A	610	14,274
GeoEye, Inc. (a)	597	11,934
Healthcare Services Group, Inc.	1,261	20,050
Herman Miller, Inc.	1,865	27,434
ICT Group, Inc. (a)	708	2,379
InnerWorkings, Inc. (a)	1,769	9,924
Interface, Inc. Class A	1,873	10,376
Intersections, Inc. (a)	573	2,487
Kimball International, Inc. Class B	1,235	8,262
McGrath RentCorp.	1,092	19,634
Mobile Mini, Inc. (a)	1,033	13,419
Multi-Color Corp.	337	4,516
PRG-Schultz International, Inc. (a)	1,501	6,724
Protection One, Inc. (a)	768	4,608
Standard Parking Corp. (a)	819	16,380
Stericycle, Inc. (a)	2,925	167,603
Sykes Enterprises, Inc. (a)	1,241	23,021
Team, Inc. (a)	858	24,213
Tetra Tech, Inc. (a)	2,138	42,846
United Stationers, Inc. (a)	838	26,657
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Waste Services, Inc. (a)	1,600	$ 10,096
WCA Waste Corp. (a)	768	2,757
		766,261
Construction & Engineering - 0.2%
Foster Wheeler Ltd. (a)	4,587	102,107
Great Lakes Dredge & Dock Corp.	1,489	3,991
Insituform Technologies, Inc. Class A (a)	961	15,578
Integrated Electrical Services, Inc. (a)	636	3,969
Layne Christensen Co. (a)	779	17,590
MYR Group, Inc. (a)	741	7,521
Northwest Pipe Co. (a)	429	12,321
Orion Marine Group, Inc. (a)	475	3,634
Sterling Construction Co., Inc. (a)	558	9,185
		175,896
Electrical Equipment - 0.9%
A-Power Energy Generation Systems, Ltd. (a)	1,196	5,143
Active Power, Inc. (a)	4,023	1,207
Advanced Battery Technologies, Inc. (a)	1,288	2,653
American Superconductor Corp. (a)	1,384	18,117
Canadian Solar, Inc. (a)	1,306	7,261
Capstone Turbine Corp. (a)	5,916	5,088
China BAK Battery, Inc. (a)	1,561	3,871
China Sunergy Co. Ltd. ADR (a)	1,144	4,050
Coleman Cable, Inc. (a)	534	2,857
Deswell Industries, Inc.	747	1,531
Encore Wire Corp.	896	15,196
Energy Conversion Devices, Inc. (a)	1,572	43,985
Evergreen Solar, Inc. (a)	4,465	12,189
First Solar, Inc. (a)	2,747	342,935
Franklin Electric Co., Inc.	799	23,586
FuelCell Energy, Inc. (a)	2,445	10,660
Fushi Copperweld, Inc. (a)	1,007	3,827
GT Solar International, Inc.	5,147	18,117
Harbin Electric, Inc. (a)	898	7,166
Hoku Scientific, Inc. (a)	345	1,101
Hydrogenics Corp. (a)	5,604	2,493
II-VI, Inc. (a)	1,033	20,784
JA Solar Holdings Co. Ltd. ADR (a)	4,153	14,619
LSI Industries, Inc.	604	4,149
Medis Technologies Ltd. (a)	1,105	740
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - continued
Microvision, Inc. (a)	2,041	$ 2,531
Ocean Power Technologies, Inc. (a)	507	3,072
Orion Energy Systems, Inc.	715	2,746
Plug Power, Inc. (a)	4,382	4,513
Powell Industries, Inc. (a)	526	12,550
Power-One, Inc. (a)	3,192	3,990
Preformed Line Products Co.	155	6,011
Solarfun Power Holdings Co. Ltd. ADR (a)	1,034	5,883
Sunpower Corp. Class A (a)	1,520	52,790
Ultralife Corp. (a)	781	7,966
Valence Technology, Inc. (a)	4,270	8,412
Vicor Corp.	1,345	7,788
Woodward Governor Co.	2,320	49,277
		740,854
Industrial Conglomerates - 0.0%
Otter Tail Corp.	1,046	19,654
Raven Industries, Inc.	701	17,911
		37,565
Machinery - 1.1%
3D Systems Corp. (a)	864	6,264
Altra Holdings, Inc. (a)	1,008	7,762
American Railcar Industries, Inc.	650	5,590
Astec Industries, Inc. (a)	792	23,958
Basin Water, Inc. (a)	872	698
Bucyrus International, Inc. Class A	2,619	51,149
Chart Industries, Inc. (a)	1,098	10,497
China Fire & Security Group, Inc. (a)	871	6,001
Columbus McKinnon Corp. (NY Shares) (a)	767	8,989
Commercial Vehicle Group, Inc. (a)	585	655
Dynamic Materials Corp.	390	6,201
Energy Recovery, Inc.	1,540	10,795
Flanders Corp. (a)	1,118	6,183
Flow International Corp. (a)	2,015	4,393
Force Protection, Inc. (a)	3,487	13,878
FreightCar America, Inc.	402	8,739
Gencor Industries, Inc. (a)	300	2,100
Hardinge, Inc.	338	1,325
Hurco Companies, Inc. (a)	195	3,270
Joy Global, Inc.	3,672	85,521
K-Tron International, Inc. (a)	77	5,540
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
L.B. Foster Co. Class A (a)	500	$ 15,935
Lincoln Electric Holdings, Inc.	1,488	67,987
Middleby Corp. (a)	662	21,429
NN, Inc.	903	1,264
Nordson Corp.	1,092	35,435
Omega Flex, Inc.	312	7,800
PACCAR, Inc.	12,500	348,375
Portec Rail Products, Inc.	742	4,014
RBC Bearings, Inc. (a)	858	19,494
Sun Hydraulics Corp.	610	9,284
Tecumseh Products Co.:
Class A (non-vtg.) (a)	695	8,215
Class B (a)	246	2,763
Titan Machinery, Inc.	727	8,499
TurboChef Technologies, Inc. (a)	1,223	4,623
Twin Disc, Inc.	299	1,985
		826,610
Marine - 0.1%
American Commercial Lines, Inc. (a)	1,626	7,268
Aries Maritime Transport Ltd.	871	662
DryShips, Inc.	1,403	7,632
Eagle Bulk Shipping, Inc.	1,541	6,673
Euroseas Ltd.	1,183	4,708
FreeSeas, Inc.	1,262	1,704
OceanFreight, Inc.	513	1,770
Paragon Shipping, Inc.	942	4,201
Star Bulk Carriers Corp.	2,313	5,227
TBS International Ltd. Class A (a)	559	2,627
Ultrapetrol (Bahamas) Ltd. (a)	1,002	3,998
		46,470
Professional Services - 0.3%
51job, Inc. sponsored ADR (a)	695	4,893
Advisory Board Co. (a)	662	16,583
Barrett Business Services, Inc.	364	3,866
Comsys IT Partners, Inc. (a)	521	1,662
Corporate Executive Board Co.	1,306	30,116
CoStar Group, Inc. (a)	663	21,627
CRA International, Inc. (a)	416	12,072
Diamond Management & Technology Consultants, Inc.	1,560	6,926
Exponent, Inc. (a)	708	21,608
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Professional Services - continued
First Advantage Corp. Class A (a)	430	$ 5,405
Heidrick & Struggles International, Inc.	656	13,579
Hudson Highland Group, Inc. (a)	846	2,656
Huron Consulting Group, Inc. (a)	727	37,877
ICF International, Inc. (a)	448	8,781
Kelly Services, Inc. Class A (non-vtg.)	1,358	15,821
Kforce, Inc. (a)	1,476	10,037
LECG Corp. (a)	1,475	7,759
Odyssey Marine Exploration, Inc. (a)	1,463	4,813
On Assignment, Inc. (a)	1,392	8,004
Resources Connection, Inc. (a)	1,468	25,411
School Specialty, Inc. (a)	650	10,413
Thomas Group	937	525
		270,434
Road & Rail - 0.5%
AMERCO (a)	701	25,972
Arkansas Best Corp.	877	23,284
Celadon Group, Inc. (a)	599	4,618
Covenant Transport Group, Inc. Class A (a)	742	1,113
Frozen Food Express Industries, Inc.	1,495	8,522
Heartland Express, Inc.	3,308	51,076
J.B. Hunt Transport Services, Inc.	4,122	110,511
Landstar System, Inc.	1,787	57,434
Marten Transport Ltd. (a)	682	12,856
Old Dominion Freight Lines, Inc. (a)	1,384	32,939
P.A.M. Transportation Services, Inc. (a)	560	2,800
Patriot Transportation Holding, Inc. (a)	129	8,927
Quality Distribution, Inc. (a)	1,677	3,237
Saia, Inc. (a)	332	2,958
Universal Truckload Services, Inc. (a)	773	13,945
USA Truck, Inc. (a)	364	4,859
Vitran Corp., Inc. (a)	820	4,544
Werner Enterprises, Inc.	2,268	39,418
YRC Worldwide, Inc. (a)	1,925	7,662
		416,675
Trading Companies & Distributors - 0.4%
Aceto Corp.	839	7,417
Beacon Roofing Supply, Inc. (a)	1,800	21,276
DXP Enterprises, Inc. (a)	767	10,132
Fastenal Co.	5,069	195,207
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Trading Companies & Distributors - continued
H&E Equipment Services, Inc. (a)	1,118	$ 7,524
Houston Wire & Cable Co.	675	5,252
Kaman Corp.	728	17,152
Lawson Products, Inc.	520	11,872
Mitsui & Co. Ltd. sponsored ADR	13	2,319
Rush Enterprises, Inc.:
Class A (a)	1,060	9,307
Class B (a)	969	9,457
		296,915
Transportation Infrastructure - 0.0%
Grupo Aeroportuario Norte Sab de CV ADR	669	5,566
Quixote Corp.	429	2,360
		7,926
TOTAL INDUSTRIALS		4,863,370
INFORMATION TECHNOLOGY - 49.4%
Communications Equipment - 9.7%
3Com Corp. (a)	13,058	26,247
Acme Packet, Inc. (a)	1,911	7,453
ADC Telecommunications, Inc. (a)	3,784	26,904
Adtran, Inc.	2,359	33,498
Airspan Networks, Inc. (a)	1,314	210
Airvana, Inc. (a)	1,937	9,143
Alvarion Ltd. (a)	2,586	8,275
Anaren, Inc. (a)	1,020	10,945
Arris Group, Inc. (a)	4,010	28,832
Aruba Networks, Inc. (a)	2,522	5,977
AudioCodes Ltd. (a)	1,716	3,243
Avanex Corp. (a)	533	608
Avocent Corp. (a)	1,605	30,190
Aware, Inc. (a)	1,041	1,863
Bel Fuse, Inc. Class B (non-vtg.)	324	6,315
BigBand Networks, Inc. (a)	1,847	6,723
Black Box Corp.	676	16,548
Blue Coat Systems, Inc. (a)	1,385	12,313
Bookham, Inc. (a)	3,555	1,618
Brocade Communications Systems, Inc. (a)	12,129	39,055
Ceragon Networks Ltd. (a)	1,158	6,797
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
China TechFaith Wireless Communication Technology Ltd. sponsored ADR (a)	1,027	$ 996
Ciena Corp. (a)	3,160	23,384
Cisco Systems, Inc. (a)	203,764	3,370,257
Cogo Group, Inc. (a)	1,339	4,553
Comtech Telecommunications Corp. (a)	872	41,359
DG FastChannel, Inc. (a)	552	9,246
Digi International, Inc. (a)	1,417	13,065
Ditech Networks, Inc. (a)	1,411	1,340
EchoStar Holding Corp. Class A (a)	1,579	26,954
EMS Technologies, Inc. (a)	831	20,119
Endwave Corp. (a)	773	2,358
EXFO Electro-Optical Engineering, Inc. (sub. vtg.) (a)	2,580	6,261
Extreme Networks, Inc. (a)	4,647	9,759
F5 Networks, Inc. (a)	2,801	69,745
Finisar Corp. (a)	14,782	6,504
Foundry Networks, Inc. (a)	4,965	76,908
Globecomm Systems, Inc. (a)	625	3,244
Harmonic, Inc. (a)	3,810	19,622
Harris Stratex Networks, Inc. Class A (a)	1,002	5,000
Hughes Communications, Inc. (a)	952	16,660
Infinera Corp. (a)	3,355	32,745
InterDigital, Inc. (a)	1,761	46,702
Ituran Location & Control Ltd.	1,287	10,245
Ixia (a)	3,147	19,323
JDS Uniphase Corp. (a)	7,351	19,995
Juniper Networks, Inc. (a)	18,785	326,483
KVH Industries, Inc. (a)	443	1,985
Loral Space & Communications Ltd. (a)	650	5,493
MRV Communications, Inc. (a)	4,993	3,046
NETGEAR, Inc. (a)	1,092	13,213
Network Engines, Inc. (a)	1,573	582
Neutral Tandem, Inc.	994	14,622
Nextwave Wireless, Inc. (a)	2,691	323
Nice Systems Ltd. sponsored ADR (a)	1,371	30,573
NMS Communications Corp. (a)	1,755	149
Occam Networks, Inc. (a)	1,196	2,727
Oplink Communications, Inc. (a)	982	7,414
Opnext, Inc. (a)	2,054	4,252
ORBCOMM, Inc. (a)	1,288	2,383
Orckit Communications Ltd. (a)	669	1,759
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Parkervision, Inc. (a)	930	$ 3,441
PC-Tel, Inc.	969	5,853
Pegasus Wireless Corp. warrants 8/11/08 (a)	222	0
Polycom, Inc. (a)	2,762	52,008
Powerwave Technologies, Inc. (a)	4,524	2,172
Qiao Xing Universal Telephone, Inc. (a)	742	1,402
QUALCOMM, Inc.	56,500	1,896,705
RADWARE Ltd. (a)	806	5,457
Research In Motion Ltd. (a)	19,469	858,324
Riverbed Technology, Inc. (a)	2,926	27,475
SCM Microsystems, Inc. (a)	1,352	1,785
SeaChange International, Inc. (a)	1,138	9,013
ShoreTel, Inc. (a)	2,346	10,369
Sierra Wireless, Inc. (a)	864	7,283
Silicom Ltd. (a)	299	1,558
Sonus Networks, Inc. (a)	9,132	14,155
Starent Networks Corp. (a)	2,614	26,009
Sycamore Networks, Inc. (a)	10,133	31,108
Symmetricom, Inc. (a)	2,120	8,862
Tekelec (a)	2,276	27,881
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	7,962	56,689
Tellabs, Inc. (a)	14,379	59,960
Telular Corp. (a)	793	1,118
Tollgrade Communications, Inc. (a)	617	2,992
UTStarcom, Inc. (a)	3,607	6,853
ViaSat, Inc. (a)	1,013	21,709
Westell Technologies, Inc. Class A (a)	1,950	544
		7,694,830
Computers & Peripherals - 5.5%
ActivIdentity Corp. (a)	1,898	3,378
Adaptec, Inc. (a)	4,771	13,407
Apple, Inc. (a)	30,573	2,833,200
Avid Technology, Inc. (a)	1,345	16,839
Concurrent Computer Corp. (a)	312	1,014
Cray, Inc. (a)	1,105	2,077
Data Domain, Inc. (a)	1,995	32,419
Dell, Inc. (a)	67,646	755,606
Dot Hill Systems Corp. (a)	2,958	2,662
Electronics for Imaging, Inc. (a)	2,255	22,031
Hutchinson Technology, Inc. (a)	917	2,568
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
iGO, Inc. (a)	1,184	$ 1,196
Immersion Corp. (a)	1,157	4,478
InFocus Corp. (a)	2,230	1,204
Intevac, Inc. (a)	604	2,984
Isilon Systems, Inc. (a)	2,223	7,247
LaserCard Corp. (a)	365	1,387
Logitech International SA (a)	6,155	80,323
NetApp, Inc. (a)	11,290	152,415
Novatel Wireless, Inc. (a)	1,235	4,730
Palm, Inc.	3,971	9,491
Presstek, Inc. (a)	729	1,786
QLogic Corp. (a)	4,875	51,773
Rackable Systems, Inc. (a)	878	3,503
Rimage Corp. (a)	721	10,181
SanDisk Corp. (a)	7,546	60,368
Seagate Technology	16,633	70,025
Silicon Graphics, Inc. (a)	630	1,701
STEC, Inc. (a)	2,237	12,192
Stratasys, Inc. (a)	942	10,513
Sun Microsystems, Inc. (a)	26,818	85,013
Super Micro Computer, Inc. (a)	1,060	5,523
Synaptics, Inc. (a)	1,170	25,705
Transact Technologies, Inc. (a)	507	2,733
Xyratex Ltd. (a)	1,020	2,805
		4,294,477
Electronic Equipment & Components - 1.2%
Acacia Research Corp. - Acacia Technologies (a)	897	2,565
Agilysys, Inc.	910	3,449
Brightpoint, Inc. (a)	2,711	11,169
CalAmp Corp. (a)	924	601
Cogent, Inc. (a)	3,620	48,653
Cognex Corp.	1,559	21,249
Coherent, Inc. (a)	845	21,032
Comverge, Inc. (a)	669	2,716
CPI International, Inc. (a)	767	7,164
Daktronics, Inc.	1,527	13,911
DTS, Inc. (a)	740	12,262
Echelon Corp. (a)	1,586	10,135
Electro Rent Corp.	936	10,324
Electro Scientific Industries, Inc. (a)	1,157	7,879
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Entorian Technologies, Inc. (a)	1,716	$ 446
FARO Technologies, Inc. (a)	598	8,605
Flextronics International Ltd. (a)	28,781	67,348
FLIR Systems, Inc. (a)	4,693	145,577
GSI Group, Inc. (a)	1,768	1,892
I. D. Systems Inc. (a)	521	2,266
ICx Technologies, Inc.	936	7,320
Insight Enterprises, Inc. (a)	1,852	7,538
IPG Photonics Corp. (a)	1,358	18,455
Itron, Inc. (a)	1,117	52,923
Littelfuse, Inc. (a)	695	10,453
LoJack Corp. (a)	911	3,598
Magal Security Systems Ltd. (a)	1,307	6,966
Maxwell Technologies, Inc. (a)	741	3,616
Measurement Specialties, Inc. (a)	454	2,665
Mellanox Technologies Ltd. (a)	1,469	10,871
Mercury Computer Systems, Inc. (a)	825	2,261
Merix Corp. (a)	760	266
Molex, Inc.	3,400	46,240
Molex, Inc. Class A (non-vtg.)	2,658	32,055
MTS Systems Corp.	675	17,557
Multi-Fineline Electronix, Inc. (a)	968	10,106
National Instruments Corp.	2,645	63,771
NetList, Inc. (a)	832	308
Newport Corp. (a)	1,060	6,159
NU Horizons Electronics Corp. (a)	1,398	1,915
Optimal Group, Inc. Class A (a)	1,222	1,039
Orbotech Ltd. (a)	1,222	5,145
OSI Systems, Inc. (a)	623	8,647
PC Connection, Inc. (a)	599	3,073
PC Mall, Inc. (a)	482	1,774
Planar Systems, Inc. (a)	546	453
Plexus Corp. (a)	1,501	25,037
RadiSys Corp. (a)	813	4,878
Richardson Electronics Ltd.	1,041	3,185
Rofin-Sinar Technologies, Inc. (a)	974	23,123
Sanmina-SCI Corp. (a)	18,441	11,802
ScanSource, Inc. (a)	1,046	17,792
SMART Modular Technologies (WWH), Inc. (a)	1,834	1,651
Spectrum Control, Inc. (a)	345	1,439
Tech Data Corp. (a)	1,754	30,590
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Trimble Navigation Ltd. (a)	4,231	$ 86,143
TTM Technologies, Inc. (a)	1,515	7,742
Universal Display Corp. (a)	1,300	9,477
X-Rite, Inc. (a)	1,041	2,488
Zygo Corp. (a)	872	5,764
		955,528
Internet Software & Services - 6.2%
Akamai Technologies, Inc. (a)	5,817	71,375
Ariba, Inc. (a)	2,952	23,764
Art Technology Group, Inc. (a)	4,361	8,373
AsiaInfo Holdings, Inc. (a)	1,462	16,126
Autobytel, Inc. (a)	1,522	913
Baidu.com, Inc. sponsored ADR (a)	897	121,884
Bankrate, Inc. (a)	597	16,400
China Finance Online Co. Ltd. ADR (a)	526	3,340
Chordiant Software, Inc. (a)	1,236	3,399
comScore, Inc. (a)	942	8,779
Constant Contact, Inc. (a)	975	13,601
CryptoLogic Ltd.	416	957
DealerTrack Holdings, Inc. (a)	1,645	19,493
Digital River, Inc. (a)	1,319	27,870
DivX, Inc. (a)	1,986	9,573
EarthLink, Inc. (a)	3,861	25,714
eBay, Inc. (a)	44,955	590,259
Equinix, Inc. (a)	1,326	60,214
GigaMedia Ltd. (a)	1,847	9,050
Gmarket, Inc. sponsored ADR (a)	754	11,906
Google, Inc. Class A (sub. vtg.) (a)	8,252	2,417,506
GSI Commerce, Inc. (a)	1,592	12,672
HSW International, Inc. (a)	1,534	537
Hurray! Holding Co. Ltd. ADR (a)	1,457	2,331
IAC/InterActiveCorp (a)	4,264	63,065
InfoSpace, Inc.	1,215	9,489
Internap Network Services Corp. (a)	1,547	4,239
Internet Brands, Inc. Class A	1,248	7,825
Internet Capital Group, Inc. (a)	1,261	4,640
Internet Gold Golden Lines Ltd. (a)	1,144	4,725
Internet Initiative Japan, Inc. sponsored ADR	617	1,789
Interwoven, Inc. (a)	1,600	20,816
iPass, Inc. (a)	2,087	3,047
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
j2 Global Communications, Inc. (a)	1,767	$ 34,492
Jupitermedia Corp. (a)	1,470	397
Keynote Systems, Inc. (a)	585	4,458
Limelight Networks, Inc. (a)	4,189	11,352
Liquidity Services, Inc. (a)	1,034	7,610
LivePerson, Inc. (a)	1,989	2,924
LoopNet, Inc. (a)	1,144	7,344
Marchex, Inc. Class B	1,554	8,671
Mercadolibre, Inc. (a)	1,488	18,332
MIVA, Inc. (a)	2,256	609
ModusLink Global Solutions, Inc. (a)	1,990	8,836
Move, Inc. (a)	5,357	6,375
NaviSite, Inc. (a)	300	150
NetEase.com, Inc. sponsored ADR (a)	2,255	41,492
NIC, Inc.	2,133	9,876
Omniture, Inc. (a)	2,359	23,448
Open Text Corp. (a)	1,767	51,000
Openwave Systems, Inc. (a)	3,087	1,667
Perficient, Inc. (a)	1,314	4,008
RADVision Ltd. (a)	1,170	8,050
RealNetworks, Inc. (a)	4,804	18,255
S1 Corp. (a)	2,327	17,406
Saba Software, Inc. (a)	1,392	1,684
SAVVIS, Inc. (a)	1,983	15,606
Selectica, Inc. (a)	2,743	2,469
Sify Technologies Ltd. sponsored ADR (a)	1,249	1,449
Sina Corp. (a)	1,917	59,235
SkillSoft PLC sponsored ADR (a)	3,784	22,704
Sohu.com, Inc. (a)	1,300	63,102
SonicWALL, Inc. (a)	2,262	8,867
Supportsoft, Inc. (a)	2,379	4,782
Switch & Data Facilities Co., Inc. (a)	1,112	5,794
TechTarget, Inc. (a)	1,300	5,954
Terremark Worldwide, Inc. (a)	1,834	6,657
The Knot, Inc. (a)	1,138	8,558
TheStreet.com, Inc.	950	3,221
Travelzoo, Inc. (a)	651	4,635
United Online, Inc.	2,811	18,637
ValueClick, Inc. (a)	3,250	20,053
VeriSign, Inc. (a)	6,701	144,675
Vignette Corp. (a)	1,047	9,109
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
VistaPrint Ltd. (a)	1,709	$ 27,942
Vocus, Inc. (a)	552	10,030
Web.com, Inc. (a)	1,144	2,894
WebMD Health Corp. Class A (a)	312	5,984
Websense, Inc. (a)	1,410	22,800
Yahoo!, Inc. (a)	47,711	549,154
Zix Corp. (a)	3,568	5,316
		4,913,734
IT Services - 2.4%
Acxiom Corp.	2,788	20,938
Automatic Data Processing, Inc.	17,669	725,489
Cass Information Systems, Inc.	507	17,999
Cognizant Technology Solutions Corp. Class A (a)	9,712	186,470
CSG Systems International, Inc. (a)	1,553	26,153
CyberSource Corp. (a)	2,749	25,511
Edgewater Technology, Inc. (a)	760	1,558
Euronet Worldwide, Inc. (a)	1,723	14,697
ExlService Holdings, Inc. (a)	1,072	7,611
Fiserv, Inc. (a)	5,537	189,033
Forrester Research, Inc. (a)	845	19,367
Gevity HR, Inc.	786	1,250
Hackett Group, Inc. (a)	1,469	4,378
iGate Corp. (a)	1,769	10,791
infoGROUP, Inc.	2,341	9,200
Information Services Group, Inc. (a)	1,080	3,348
Infosys Technologies Ltd. sponsored ADR	3,717	93,483
Integral Systems, Inc. (a)	578	13,872
Lionbridge Technologies, Inc. (a)	1,860	1,804
ManTech International Corp. Class A (a)	694	37,767
Ness Technologies, Inc. (a)	1,021	4,809
Online Resources Corp. (a)	846	2,690
Paychex, Inc.	12,300	347,598
PFSweb, Inc. (a)	131	105
Rainmaker Systems, Inc. (a)	2,081	1,602
RightNow Technologies, Inc. (a)	1,241	10,002
Sapient Corp. (a)	5,310	20,921
SI International, Inc. (a)	461	14,079
SM&A (a)	975	5,304
Syntel, Inc.	1,397	33,556
Teletech Holdings, Inc. (a)	2,333	20,577
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - continued
Telvent GIT SA	968	$ 8,954
Virtusa Corp. (a)	1,560	7,738
Yucheng Technologies Ltd. (a)	430	2,890
		1,891,544
Office Electronics - 0.1%
Zebra Technologies Corp. Class A (a)	2,132	45,113
Semiconductors & Semiconductor Equipment - 7.4%
Actel Corp. (a)	864	8,001
Advanced Analogic Technologies, Inc. (a)	1,469	3,687
Advanced Energy Industries, Inc. (a)	1,300	10,114
Altera Corp.	10,362	152,425
Amkor Technology, Inc. (a)	6,642	14,612
ANADIGICS, Inc. (a)	2,613	3,240
Applied Materials, Inc.	46,105	441,686
Applied Micro Circuits Corp. (a)	2,763	10,223
ARM Holdings PLC sponsored ADR	1,794	7,983
ASM International NV (NASDAQ) (a)	299	2,544
ASML Holding NV (NY Shares)	3,834	58,775
Asyst Technologies, Inc. (a)	1,574	693
Atheros Communications, Inc. (a)	2,060	30,076
Atmel Corp. (a)	15,476	43,333
ATMI, Inc. (a)	1,144	13,636
AuthenTec, Inc. (a)	911	1,458
Axcelis Technologies, Inc. (a)	3,953	2,332
AXT, Inc. (a)	2,302	2,624
Broadcom Corp. Class A (a)	15,406	235,866
Brooks Automation, Inc. (a)	2,606	10,059
Cabot Microelectronics Corp. (a)	851	21,079
California Micro Devices Corp. (a)	1,262	2,196
Camtek Ltd. (a)	1,288	528
Cavium Networks, Inc. (a)	1,326	14,387
Ceva, Inc. (a)	910	6,725
ChipMOS TECHNOLOGIES (Bermuda) Ltd. (a)	2,867	803
Cirrus Logic, Inc. (a)	2,581	10,892
Cohu, Inc.	767	8,590
Conexant Systems, Inc. (a)	1,599	1,631
Cree, Inc. (a)	2,944	46,751
Cymer, Inc. (a)	1,046	24,571
Diodes, Inc. (a)	1,410	6,585
DSP Group, Inc. (a)	1,131	6,469
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
EMCORE Corp. (a)	2,373	$ 4,651
Entegris, Inc. (a)	4,524	6,288
Entropic Communications, Inc.	2,106	2,106
Exar Corp. (a)	1,521	10,252
Ezchip Semiconductor Ltd. (a)	884	10,033
FEI Co. (a)	1,261	25,624
FormFactor, Inc. (a)	1,611	21,797
Himax Technologies, Inc. sponsored ADR	3,043	4,291
Hittite Microwave Corp. (a)	1,164	34,012
Ikanos Communications, Inc. (a)	1,612	1,902
Integrated Device Technology, Inc. (a)	6,176	31,930
Integrated Silicon Solution, Inc. (a)	877	1,614
Intel Corp.	193,700	2,673,060
Intersil Corp. Class A	4,283	38,804
IXYS Corp.	1,410	10,265
KLA-Tencor Corp.	5,914	111,242
Kopin Corp. (a)	2,866	6,019
Kulicke & Soffa Industries, Inc. (a)	2,489	3,509
Lam Research Corp. (a)	4,218	85,204
Lattice Semiconductor Corp. (a)	4,239	6,443
Leadis Technology, Inc. (a)	910	446
Linear Technology Corp.	7,404	147,710
LTX-Credence Corp. (a)	4,213	1,559
Marvell Technology Group Ltd. (a)	20,528	119,062
Mattson Technology, Inc. (a)	1,886	3,395
Maxim Integrated Products, Inc.	11,167	138,136
Micrel, Inc.	2,749	20,343
Microchip Technology, Inc.	6,252	115,662
Microsemi Corp. (a)	2,684	52,311
Microtune, Inc. (a)	2,724	6,265
Mindspeed Technologies, Inc. (a)	664	618
MIPS Technologies, Inc. (a)	1,729	2,334
MKS Instruments, Inc. (a)	1,702	24,356
Monolithic Power Systems, Inc. (a)	1,202	11,503
MoSys, Inc. (a)	1,326	3,169
Nanometrics, Inc. (a)	872	985
Netlogic Microsystems, Inc. (a)	669	12,470
Novellus Systems, Inc. (a)	3,464	42,919
NVE Corp. (a)	182	4,202
NVIDIA Corp. (a)	19,149	143,043
O2Micro International Ltd. sponsored ADR (a)	1,411	3,683
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Omnivision Technologies, Inc. (a)	1,821	$ 10,926
ON Semiconductor Corp. (a)	14,111	41,204
PDF Solutions, Inc. (a)	1,170	2,363
Pericom Semiconductor Corp. (a)	1,177	6,368
Photronics, Inc. (a)	1,236	556
Pixelworks, Inc. (a)	534	513
PLX Technology, Inc. (a)	1,821	3,806
PMC-Sierra, Inc. (a)	7,747	31,065
Power Integrations, Inc.	1,137	20,807
Rambus, Inc. (a)	3,432	35,384
Ramtron International Corp. (a)	2,626	4,438
RF Micro Devices, Inc. (a)	9,665	12,854
Rubicon Technology, Inc.	651	2,969
Rudolph Technologies, Inc. (a)	943	3,112
Semitool, Inc. (a)	1,502	5,602
Semtech Corp. (a)	2,255	25,527
Sigma Designs, Inc. (a)	994	9,274
Silicon Image, Inc. (a)	2,828	10,690
Silicon Laboratories, Inc. (a)	1,572	32,949
Silicon Motion Technology Corp. sponsored ADR (a)	1,067	3,116
Silicon Storage Technology, Inc. (a)	3,647	11,050
Siliconware Precision Industries Co. Ltd. sponsored ADR	3,517	14,490
SiRF Technology Holdings, Inc. (a)	1,651	2,394
Skyworks Solutions, Inc. (a)	5,740	30,939
Spansion, Inc. Class A (a)	5,193	1,298
Standard Microsystems Corp. (a)	831	12,664
Supertex, Inc. (a)	611	12,739
Techwell, Inc. (a)	786	4,362
Tessera Technologies, Inc. (a)	1,579	29,022
Tower Semiconductor Ltd. (a)	3,737	822
Transmeta Corp. (a)	420	7,539
Transwitch Corp. (a)	5,577	1,729
Trident Microsystems, Inc. (a)	1,924	3,232
TriQuint Semiconductor, Inc. (a)	5,149	13,284
Ultra Clean Holdings, Inc. (a)	924	1,950
Ultratech, Inc. (a)	650	8,158
Varian Semiconductor Equipment Associates, Inc. (a)	2,593	47,711
Veeco Instruments, Inc. (a)	1,157	6,861
Verigy Ltd. (a)	2,177	20,050
Vimicro International Corp. sponsored ADR (a)	495	861
Virage Logic Corp. (a)	1,132	3,837
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Volterra Semiconductor Corp. (a)	1,099	$ 8,221
White Electronic Designs Corp. (a)	1,079	3,895
Xilinx, Inc.	9,287	151,935
Zilog, Inc. (a)	2,198	5,979
Zoran Corp. (a)	1,613	12,130
		5,828,466
Software - 16.9%
Access Integrated Technologies, Inc. Class A (a)	949	683
ACI Worldwide, Inc. (a)	1,340	21,038
Activision Blizzard, Inc. (a)	45,400	531,180
Actuate Corp. (a)	3,322	8,737
Adobe Systems, Inc. (a)	18,123	419,729
Advent Software, Inc. (a)	877	19,557
Aladdin Knowledge Systems Ltd. (a)	448	3,378
Allot Communications Ltd. (a)	819	1,630
American Software, Inc. Class A	734	2,987
Ansys, Inc. (a)	3,113	89,841
ArcSight, Inc.	1,481	8,146
Authentidate Holding Corp. (a)	2,087	730
Autodesk, Inc. (a)	7,728	128,208
Blackbaud, Inc.	1,410	17,625
Blackboard, Inc. (a)	1,165	28,694
BluePhoenix Solutions Ltd. (a)	1,092	1,977
Borland Software Corp. (a)	3,035	3,946
Bottomline Technologies, Inc. (a)	904	6,147
CA, Inc.	17,642	297,091
Cadence Design Systems, Inc. (a)	8,989	34,698
Callidus Software, Inc. (a)	2,302	4,696
Catapult Communications Corp. (a)	871	4,712
CDC Corp. Class A (a)	3,672	3,342
Check Point Software Technologies Ltd. (a)	7,326	150,989
Citrix Systems, Inc. (a)	6,187	164,945
CommVault Systems, Inc. (a)	1,384	14,186
Compuware Corp. (a)	9,022	57,290
Concur Technologies, Inc. (a)	1,638	44,963
Convera Corp. Class A (a)	2,347	1,056
Corel Corp. (a)	709	2,959
Deltek, Inc.	1,417	6,802
DemandTec, Inc. (a)	981	7,122
Descartes Systems Group, Inc. (a)	2,587	6,906
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Digimarc Corp. (a)	159	$ 1,431
Double-Take Software, Inc. (a)	1,252	9,878
ebix.com, Inc. (a)	342	8,866
ECtel Ltd. (a)	79	37
Electronic Arts, Inc. (a)	11,064	210,880
Entrust, Inc. (a)	3,438	4,848
Epicor Software Corp. (a)	2,236	9,168
EPIQ Systems, Inc. (a)	1,645	26,715
Evolving Systems, Inc. (a)	851	757
FalconStor Software, Inc. (a)	2,198	6,374
Fundtech Ltd. (a)	650	4,927
Glu Mobile, Inc. (a)	2,094	524
Guidance Software, Inc. (a)	729	2,471
i2 Technologies, Inc. (a)	754	6,258
Informatica Corp. (a)	3,217	44,652
Interactive Intelligence, Inc. (a)	904	6,735
Intuit, Inc. (a)	10,900	241,544
Jack Henry & Associates, Inc.	3,061	56,353
JDA Software Group, Inc. (a)	1,157	15,249
Kenexa Corp. (a)	844	5,098
KongZhong Corp. sponsored ADR (a)	1,236	4,227
Lawson Software, Inc. (a)	6,571	25,758
Macrovision Solutions Corp. (a)	3,444	40,501
Magic Software Enterprises Ltd. (a)	2,372	3,439
Magma Design Automation, Inc. (a)	1,223	2,177
Majesco Entertainment Co. (a)	4,725	2,552
Manhattan Associates, Inc. (a)	1,079	16,563
Mentor Graphics Corp. (a)	3,166	21,465
MICROS Systems, Inc. (a)	2,651	44,139
Microsoft Corp.	314,941	6,368,069
MicroStrategy, Inc. Class A (a)	325	11,596
Monotype Imaging Holdings, Inc. (a)	1,345	7,263
MSC.Software Corp. (a)	1,800	13,500
NDS Group PLC sponsored ADR (a)	513	24,496
Net 1 UEPS Technologies, Inc. (a)	2,109	21,512
NetScout Systems, Inc. (a)	1,618	12,863
Novell, Inc. (a)	12,031	54,741
Nuance Communications, Inc. (a)	7,871	72,256
OpenTV Corp. Class A (a)	5,123	5,943
Opnet Technologies, Inc. (a)	891	9,837
Oracle Corp. (a)	177,920	2,862,733
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Parametric Technology Corp. (a)	3,822	$ 44,182
Pegasystems, Inc.	1,027	12,170
Perfect World Co. Ltd. sponsored ADR Class B (a)	1,064	18,567
Pervasive Software, Inc. (a)	1,392	5,359
Phoenix Technologies Ltd. (a)	1,040	3,474
Plato Learning, Inc. (a)	1,340	1,407
Progress Software Corp. (a)	1,462	31,111
QAD, Inc.	1,431	5,824
Quality Systems, Inc.	955	28,717
Quest Software, Inc. (a)	3,901	52,078
Radiant Systems, Inc. (a)	1,144	5,606
Renaissance Learning, Inc.	1,040	9,880
Retalix Ltd. (a)	682	4,085
Salary.com, Inc. (a)	832	1,972
Shanda Interactive Entertainment Ltd. sponsored ADR (a)	1,391	29,851
Smith Micro Software, Inc. (a)	1,158	5,917
Soapstone Networks, Inc. (a)	1,041	2,290
Sonic Foundry, Inc. (a)	2,853	1,655
Sonic Solutions, Inc.	845	1,082
Sourcefire, Inc. (a)	812	4,693
SourceForge, Inc. (a)	2,795	1,873
SPSS, Inc. (a)	714	17,450
SuccessFactors, Inc.	1,749	10,844
SumTotal Systems, Inc. (a)	1,457	4,211
Symantec Corp. (a)	28,742	345,766
Symyx Technologies, Inc. (a)	1,196	4,808
Synchronoss Technologies, Inc. (a)	1,086	7,624
Synopsys, Inc. (a)	4,764	76,367
Take-Two Interactive Software, Inc.	2,476	30,083
Taleo Corp. Class A (a)	1,145	7,397
TeleCommunication Systems, Inc. Class A (a)	1,300	10,270
The9 Ltd. sponsored ADR (a)	682	8,757
THQ, Inc. (a)	1,977	9,371
TIBCO Software, Inc. (a)	6,941	33,594
TiVo, Inc. (a)	3,556	17,851
Ultimate Software Group, Inc. (a)	845	12,937
Unica Corp. (a)	858	3,338
Vasco Data Security International, Inc. (a)	1,313	13,708
Veraz Networks, Inc. (a)	4,686	2,484
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Versant Corp. (a)	273	$ 3,301
Wind River Systems, Inc. (a)	2,918	24,336
		13,300,675
TOTAL INFORMATION TECHNOLOGY		38,924,367
MATERIALS - 1.0%
Chemicals - 0.4%
A. Schulman, Inc.	1,267	17,193
Altair Nanotechnologies, Inc. (a)	4,629	6,990
American Pacific Corp. (a)	455	4,614
Balchem Corp.	487	12,677
GenTek, Inc. (a)	546	10,057
Hawkins, Inc.	481	7,585
ICO, Inc. (a)	1,314	5,900
Innophos Holdings, Inc.	922	15,195
Innospec, Inc.	884	5,092
KMG Chemicals, Inc.	443	1,249
Landec Corp. (a)	930	6,454
Methanex Corp.	3,204	34,990
Penford Corp.	415	4,677
ShengdaTech, Inc. (a)	1,755	6,985
Sigma Aldrich Corp.	4,319	186,192
Zoltek Companies, Inc. (a)	1,111	8,944
		334,794
Construction Materials - 0.0%
U.S. Concrete, Inc. (a)	1,210	3,896
United States Lime & Minerals, Inc. (a)	299	8,022
		11,918
Containers & Packaging - 0.1%
AEP Industries, Inc. (a)	364	7,546
Caraustar Industries, Inc. (a)	1,586	444
Silgan Holdings, Inc.	1,332	60,260
Smurfit-Stone Container Corp. (a)	8,807	5,020
		73,270
Metals & Mining - 0.5%
Anglo American PLC ADR	4,173	49,784
Century Aluminum Co. (a)	1,624	13,236
China Natural Resources, Inc. (a)	709	7,062
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
China Precision Steel, Inc. (a)	3,393	$ 4,614
DRDGOLD Ltd. sponsored ADR	1,794	8,611
Haynes International, Inc. (a)	377	6,873
Horsehead Holding Corp. (a)	1,093	3,388
Kaiser Aluminum Corp.	714	15,073
Lihir Gold Ltd. sponsored ADR (a)	689	10,452
Olympic Steel, Inc.	416	7,280
Pan American Silver Corp. (a)	2,762	41,557
Randgold Resources Ltd. sponsored ADR	1,956	74,778
Royal Gold, Inc.	1,261	50,440
Schnitzer Steel Industries, Inc. Class A	753	20,331
Silver Standard Resources, Inc. (a)	1,982	21,212
Steel Dynamics, Inc.	6,857	56,639
Universal Stainless & Alloy Products, Inc. (a)	155	1,891
		393,221
Paper & Forest Products - 0.0%
Mercer International, Inc. (SBI) (a)	2,159	4,966
TOTAL MATERIALS		818,169
TELECOMMUNICATION SERVICES - 1.0%
Diversified Telecommunication Services - 0.4%
012 Smile.Communications Ltd.	487	2,732
8X8, Inc. (a)	5,201	2,543
Alaska Communication Systems Group, Inc.	1,423	13,803
Arbinet-thexchange, Inc.	819	1,826
Atlantic Tele-Network, Inc.	480	11,011
Cbeyond, Inc. (a)	955	14,526
Cogent Communications Group, Inc. (a)	1,534	8,437
Consolidated Communications Holdings, Inc.	897	9,131
D&E Communications, Inc.	1,080	8,089
General Communications, Inc. Class A (a)	1,956	15,315
Gilat Satellite Networks Ltd. (a)	2,105	5,136
Global Crossing Ltd. (a)	1,767	13,553
Globalstar, Inc. (a)	5,785	1,215
HickoryTech Corp.	494	2,865
iBasis, Inc. (a)	2,015	2,801
Level 3 Communications, Inc. (a)	52,813	49,660
NTELOS Holdings Corp.	1,572	34,914
PAETEC Holding Corp. (a)	4,803	6,964
Shenandoah Telecommunications Co.	1,003	24,935
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
SureWest Communications	611	$ 7,460
Telefonos de Mexico SA de CV Series A sponsored ADR	155	2,709
tw telecom, inc. (a)	5,401	41,210
Warwick Valley Telephone Co.	495	4,505
		285,340
Wireless Telecommunication Services - 0.6%
America Movil SAB de CV Series A sponsored ADR	259	7,757
Centennial Communications Corp. Class A (a)	3,477	26,877
Clearwire Corp. (a)	5,330	35,285
FiberTower Corp. (a)	5,500	3,025
ICO Global Communications Holdings Ltd. Class A (a)	4,660	7,922
IPCS, Inc. (a)	493	3,673
Leap Wireless International, Inc. (a)	2,450	49,000
Millicom International Cellular SA	3,711	142,243
NII Holdings, Inc. (a)	5,745	111,683
Partner Communications Co. Ltd. ADR	115	1,794
SBA Communications Corp. Class A (a)	3,731	58,912
Terrestar Corp. (a)	2,827	1,216
USA Mobility, Inc.	1,164	12,688
		462,075
TOTAL TELECOMMUNICATION SERVICES		747,415
UTILITIES - 0.1%
Electric Utilities - 0.0%
Enernoc, Inc. (a)	768	5,499
MGE Energy, Inc.	792	28,037
		33,536
Independent Power Producers & Energy Traders - 0.0%
Synthesis Energy Systems, Inc. (a)	2,496	2,446
Water Utilities - 0.1%
Artesian Resources Corp. Class A	571	9,130
Cadiz, Inc. (a)	493	6,010
Connecticut Water Service, Inc.	403	10,051
Consolidated Water Co., Inc.	611	6,538
Middlesex Water Co.	442	7,602
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Water Utilities - continued
Southwest Water Co.	1,371	$ 5,799
York Water Co.	371	4,174
		49,304
TOTAL UTILITIES		85,286
TOTAL COMMON STOCKS (Cost $105,690,889)		78,706,876
U.S. Treasury Obligations - 0.1%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.77% 12/26/08 (Cost $49,973)	$ 50,000	49,999
Money Market Funds - 0.2%
	Shares
Fidelity Cash Central Fund, 1.29% (b)	178,113	178,113
Fidelity Securities Lending Cash Central Fund, 1.11% (b)(c)	1,111	1,111
TOTAL MONEY MARKET FUNDS (Cost $179,224)		179,224
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $105,920,086)		78,936,099
NET OTHER ASSETS - (0.2)%		(131,399)
NET ASSETS - 100%		$ 78,804,700
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 8,479
Fidelity Securities Lending Cash Central Fund	92,486
Total	$ 100,965
Other Information

The following is a summary of the inputs used, as of November 30, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 78,936,099	$ 78,886,100	$ 49,999	$ -
Income Tax Information
At November 30, 2008, the fund had a capital loss carryforward of approximately $2,006,543 all of which will expire on November 30, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2008
Assets
Investment in securities, at value (including securities loaned of $1,110) - See accompanying schedule: Unaffiliated issuers (cost $105,740,862)	$ 78,756,875
Fidelity Central Funds (cost $179,224)	179,224
Total Investments (cost $105,920,086)		$ 78,936,099
Receivable for investments sold		207,410
Dividends receivable		113,703
Distributions receivable from Fidelity Central Funds		249
Prepaid expenses		1,289
Receivable from investment adviser for expense reductions		66,539
Other receivables		733
Total assets		79,326,022

Liabilities
Payable to custodian bank	$ 8,422
Payable for investments purchased	338,706
Accrued management fee	15,802
Distribution fees payable	19,887
Other affiliated payables	2,561
Other payables and accrued expenses	134,833
Collateral on securities loaned, at value	1,111
Total liabilities		521,322

Net Assets		$ 78,804,700
Net Assets consist of:
Paid in capital		$ 107,634,535
Undistributed net investment income		193,801
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,039,649)
Net unrealized appreciation (depreciation) on investments		(26,983,987)
Net Assets, for 1,300,000 shares outstanding		$ 78,804,700
Net Asset Value, offering price and redemption price per share ($78,804,700 ÷ 1,300,000 shares)		$ 60.62

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2008
Investment Income
Dividends		$ 924,740
Interest		1,946
Income from Fidelity Central Funds (including $92,486 from security lending)		100,965
Total income		1,027,651

Expenses
Management fee	$ 226,720
Transfer agent and custody fees	162,882
Distribution fees	85,181
Licensing fees	56,789
Accounting and security lending fees	36,903
Independent trustees' compensation	444
Audit	112,440
Legal	516
Miscellaneous	9,224
Total expenses before reductions	691,099
Expense reductions	(407,559)	283,540
Net investment income (loss)		744,111
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(20,982,277)
Foreign currency transactions	34
Futures contracts	(58,423)
Total net realized gain (loss)		(21,040,666)
Change in net unrealized appreciation (depreciation) on: Investment securities	(19,457,349)
Futures contracts	(14,415)
Total change in net unrealized appreciation (depreciation)		(19,471,764)
Net gain (loss)		(40,512,430)
Net increase (decrease) in net assets resulting from operations		$ (39,768,319)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended November 30, 2008	Year ended November 30, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 744,111	$ 669,392
Net realized gain (loss)	(21,040,666)	13,781,864
Change in net unrealized appreciation (depreciation)	(19,471,764)	(3,731,088)
Net increase (decrease) in net assets resulting from operations	(39,768,319)	10,720,168
Distributions to shareholders from net investment income	(588,000)	(627,000)
Distributions to shareholders from net realized gain	(121,000)	-
Total distributions	(709,000)	(627,000)
Share transactions Proceeds from sales of shares	225,500,251	195,705,519
Cost of shares redeemed	(221,200,299)	(263,070,715)
Net increase (decrease) in net assets resulting from share transactions	4,299,952	(67,365,196)
Total increase (decrease) in net assets	(36,177,367)	(57,272,028)

Net Assets
Beginning of period	114,982,067	172,254,095
End of period (including undistributed net investment income of $193,801 and undistributed net investment income of $145,798, respectively)	$ 78,804,700	$ 114,982,067
Other Information Shares
Sold	2,900,000	2,000,000
Redeemed	(2,700,000)	(2,700,000)
Net increase (decrease)	200,000	(700,000)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 104.53	$ 95.70	$ 88.26	$ 83.67	$ 78.44
Income from Investment Operations
Net investment income (loss) B	.69	.51	.47	.36	1.00 E
Net realized and unrealized gain (loss)	(43.96)	8.73	7.87	5.40	4.43
Total from investment operations	(43.27)	9.24	8.34	5.76	5.43
Distributions from net investment income	(.53)	(.41)	(.40)	(1.17)	(.20)
Distributions from net realized gain	(.11)	-	(.50)	-	-
Total distributions	(.64)	(.41)	(.90)	(1.17)	(.20)
Net asset value, end of period	$ 60.62	$ 104.53	$ 95.70	$ 88.26	$ 83.67
Total Return A	(41.62)%	9.68%	9.54%	6.96%	6.94%
Ratios to Average Net Assets C,F
Expenses before reductions	.73%	.61%	.61%	.59%	.56%
Expenses net of fee waivers, if any	.30%	.30%	.30%	.30%	.30%
Expenses net of all reductions	.30%	.30%	.30%	.30%	.30%
Net investment income (loss)	.79%	.50%	.52%	.44%	1.26%
Supplemental Data
Net assets, end of period (000 omitted)	$ 78,805	$ 114,982	$ 172,254	$ 123,570	$ 133,865
Portfolio turnover rate D,G	10%	9%	7%	9%	8%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.83 per share.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2008

1. Organization.

Fidelity Nasdaq Composite Index Tracking Stock (the Fund) is an exchange-traded fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds,

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of November 30, 2008, for the Fund's investments is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of regular trading hours on the NASDAQ exchange, normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. As a result of a change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2007, dividend income has been increase $98,171 with a corresponding decrease to net unrealized appreciation (depreciation). The change in estimate has no impact on total net assets or total return of the Fund. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Realized gain or loss resulting from in-kind redemptions is not taxable to the Fund and is not distributed to shareholders of the Fund. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, market discount, redemptions in kind, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,051,416
Unrealized depreciation	(27,994,973)
Net unrealized appreciation (depreciation)	(26,943,557)
Undistributed ordinary income	193,801
Capital loss carryforward	(2,006,543)

Cost for federal income tax purposes	$ 105,879,656

The tax character of distributions paid was as follows:

	November 30, 2008	November 30, 2007
Ordinary Income	$ 709,000	$ 627,000

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for reporting periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $10,562,997 and $9,348,920, respectively.

Annual Report

5. Purchases and Sales of Investments - continued

Securities received and delivered through in-kind subscriptions and redemptions aggregated $257,153,044 and $253,608,066, respectively. Realized gain (loss) of ($18,971,929) on securities delivered through in-kind redemptions is included in the accompanying Statement of Operations as realized gain or loss on investment securities and is not taxable to the Fund.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .24% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by FMR for providing these services.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted a Distribution and Service Plan. The Fund pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution fee based on annual percentage of the Fund's average net assets of up to .25%. In addition, FDC pays NASDAQ marketing services provided to the Fund. For the period, the distribution fees were equivalent to an annualized rate of .09% of average net assets. The total amounts paid to and retained by FDC were $85,181 and $0, respectively.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Licensing Fees. Under the terms of a license agreement, FMR pays NASDAQ annual licensing fee for the use of the NASDAQ Composite Index. FMR has entered into a sub-license agreement with the Fund whereby the Fund pays FMR the amount of the license fee at the rate of up to .06% of the Fund's average net assets.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

8. Expense Reductions.

FMR contractually agreed to waive expenses of the Fund to the extent annual operating expenses exceeded .30% of average net assets. This waiver will remain in place through January 31, 2010. Some expenses, for example interest expense, are excluded from this waiver. During the period this waiver reduced the Fund's expenses by $407,285.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expense by $274.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

10. Share Transactions.

The Fund issues and redeems shares at Net Asset Value only with certain authorized participants in large increments known as Creation Units. Purchases of Creation Units are made by tendering a basket of designated stocks to the Fund and redemption proceeds are paid with a basket of securities from the Fund's portfolio. The Fund's shares are available in smaller increments to investors in the secondary market at market prices and may be subject to commissions. A transaction fee is charged by the shareholder servicing agent when authorized participants purchase or redeem Creation Units of the Fund. The fee is charged to cover the costs associated with the issuance and redemption of Creation Units. During the period, transaction fees totaled $115,000.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Commonwealth Trust and the Shareholders of Fidelity Nasdaq Composite Index Tracking Stock:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Nasdaq Composite Index Tracking Stock (a fund of Fidelity Commonwealth Trust) at November 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Nasdaq Composite Index Tracking Stock's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 29, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 381 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-FIDELITY.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1974

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Currently, Mr. Dirks serves as a member of the Board of Directors for Brookville Children's Services, Inc. (2009-present).

Name, Age; Principal Occupation
Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-
2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

A total of 0.15% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on April 16, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	23,727,587,776.19	95.875
Withheld	1,020,991,311.90	4.125
TOTAL	24,748,579,088.09	100.000
Dennis J. Dirks
Affirmative	23,825,239,061.03	96.269
Withheld	923,340,027.06	3.731
TOTAL	24,748,579,088.09	100.000
Edward C. Johnson 3d
Affirmative	23,651,709,495.75	95.568
Withheld	1,096,869,592.34	4.432
TOTAL	24,748,579,088.09	100.000
Alan J. Lacy
Affirmative	23,800,282,191.08	96.168
Withheld	948,296,897.01	3.832
TOTAL	24,748,579,088.09	100.000
Ned C. Lautenbach
Affirmative	23,793,631,497.85	96.141
Withheld	954,947,590.24	3.859
TOTAL	24,748,579,088.09	100.000
Joseph Mauriello
Affirmative	23,811,616,983.60	96.214
Withheld	936,962,104.49	3.786
TOTAL	24,748,579,088.09	100.000
Cornelia M. Small
Affirmative	23,802,118,377.97	96.176
Withheld	946,460,710.12	3.824
TOTAL	24,748,579,088.09	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	23,739,468,362.04	95.923
Withheld	1,009,110,726.05	4.077
TOTAL	24,748,579,088.09	100.000
David M. Thomas
Affirmative	23,821,835,168.41	96.255
Withheld	926,743,919.68	3.745
TOTAL	24,748,579,088.09	100.000
Michael E. Wiley
Affirmative	23,809,071,367.86	96.204
Withheld	939,507,720.23	3.796
TOTAL	24,748,579,088.09	100.000
PROPOSAL 2
To amend the Declaration of Trust of Fidelity Commonwealth Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	20,666,515,787.64	83.506
Against	2,780,145,204.68	11.233
Abstain	858,047,822.92	3.468
Broker Non-Votes	443,870,272.85	1.793
TOTAL	24,748,579,088.09	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Nasdaq Composite Index Tracking Stock

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering pricing and bookkeeping and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally transfer agents, custodians, and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against a broad-based securities market index over multiple periods. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2007, the fund's cumulative total returns and the cumulative total returns of a broad-based securities market index ("benchmark").

Nasdaq Composite Index Tracking Stock

The Board stated that the investment performance of the fund was lower than its benchmark for all the periods shown, but considered that, unlike the benchmark, the fund has fees and transaction costs. The Board discussed with FMR actions that will be taken by FMR to attempt to improve the fund's below-benchmark performance. The Board will continue to closely monitor the performance of the fund in the coming year.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG% of 31% means that 69% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Nasdaq Composite Index Tracking Stock

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked above its competitive median for 2007. The Board also considered that, following discussions with the Board, FMR contractually agreed to waive a portion of its management fee until January 31, 2009, to the extent necessary to maintain the fund's total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses) at 30 basis points.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's total expenses were reasonable, although above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Geode Capital Management, LLC

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

JPMorgan Chase Bank
New York, NY

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

The Fidelity Telephone Connection

1-800-FIDELITY

ETF-UANN-0109
1.795568.105

Item 2. Code of Ethics

As of the end of the period, November 30, 2008, Fidelity Commonwealth Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity 100 Index Fund and Fidelity Nasdaq Composite Index Fund (the "Funds"):

Services Billed by Deloitte Entities

November 30, 2008 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity 100 Index Fund	$51,000	$-	$5,600	$-
Fidelity Nasdaq Composite Index Fund	$43,000	$-	$5,600	$-

November 30, 2007 FeesA, B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity 100 Index Fund	$44,000	$-	$5,200	$-
Fidelity Nasdaq Composite Index Fund	$44,000	$-	$5,200	$-

A Amounts may reflect rounding.

B Fidelity 100 Index Fund commenced operations on March 29, 2007.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Nasdaq Composite Index Tracking Stock (the "Fund"):

Services Billed by PwC

November 30, 2008 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Nasdaq Composite Index Tracking Stock	$107,000	$-	$4,100	$1,400

November 30, 2007 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Nasdaq Composite Index Tracking Stock	$91,000	$-	$2,900	$800

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	November 30, 2008A	November 30, 2007A
Audit-Related Fees	$745,000	$ -
Tax Fees	$2,000	$-
All Other Fees	$-	$-B

A Amounts may reflect rounding.

B Reflects current period presentation.

Services Billed by PwC

	November 30, 2008A	November 30, 2007A
Audit-Related Fees	$2,110,000	$-
Tax Fees	$2,000	$-
All Other Fees	$250,000	$150,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for assurance services provided to the fund or Fund Service Provider that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	November 30, 2008 A	November 30, 2007 A
PwC	$3,185,000	$1,465,000
Deloitte Entities	$1,470,000	$500,000B

A Amounts may reflect rounding.

B Reflects current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No. 1, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The Fidelity fund's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Fidelity Commonwealth Trust: Fidelity Nasdaq Composite Index Tracking Stock:

The Board of Trustees of Fidelity Commonwealth Trust: Fidelity Nasdaq Composite Index Tracking Stock has established a separately-designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. As of November 30, 2008, the members of the audit committee were Joseph Mauriello, Alan J. Lacy and Cornelia M. Small.

Fidelity Commonwealth Trust: Fidelity Nasdaq Composite Index Fund:

Fidelity Commonwealth Trust: Fidelity 100 Index Fund:

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Commonwealth Trust

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 6, 2009
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	February 6, 2009